UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

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SP PLUS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

2021

SP PLUS CORPORATION

SP+ CORPORATION 2021 PROXY STATEMENT

SP PLUS CORPORATION

200 E. Randolph Street, Suite 7770

Chicago Illinois 60601-7702

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Place:	Record Date:
May 12, 2021 1:00 p.m. Central time	AON Center 200 East Randolph Street 77th Floor	March 19, 2021
Chicago, IL 60601*

Dear Stockholders:

We are pleased to invite you to the SP Plus Corporation 2021 Annual Meeting of Stockholders.

Proposals:

Item 1:	To elect the following directors to serve on the Board of Directors: G Marc Baumann, Alice M. Peterson, Gregory A. Reid, Wyman T. Roberts, Diana L. Sands and Douglas R. Waggoner.
Item 2:	To amend and restate the SP Plus Corporation Long-Term Incentive Plan.
Item 3:	To consider and cast a non-binding advisory vote on a resolution approving the 2020 compensation paid to our named executive officers.
Item 4:	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2021.

Stockholders may transact any other business that may be properly brought before the meeting, or any adjournments or postponements thereof.

Stockholders of record at the close of business on March 19, 2021 are entitled to notice of, and to vote at, the meeting or any adjournments or postponements thereof. On the record date, there were 23,205,424 shares of common stock of SP Plus Corporation issued and outstanding and entitled to vote at the meeting. A list of stockholders entitled to vote at the meeting will be available for inspection at our headquarters at least 10 days prior to the meeting and will also be available for inspection at the meeting.

Your vote is important!  We strongly encourage you to exercise your right to vote as a stockholder, whether in person or by proxy. Whether or not you expect to be present at the meeting, to ensure that your vote will be counted, please complete, sign and date the enclosed proxy card and return it promptly in the envelope provided, or vote via Internet or telephone according to the instructions on the proxy card. Stockholders attending the meeting may vote in person even if they have previously returned proxy cards.  You may vote by any one of the following methods.

Voting Methods:

•	Telephone
•	Internet
•	Written ballot—Complete and return proxy card in the mail
•	In person—Attend and vote at the meeting

On behalf of the Board of Directors:

Ritu Vig
Chief Legal Officer, Corporate Secretary

Chicago, March 26, 2021

*  Due to COVID-19 concerns, we are planning for the possibility that the Annual Meeting may be held solely by means of remote communication (i.e., a virtual-only meeting). If we take this step, we will publicly announce the decision in a press release and post additional information on our Investor Relations website at ir.spplus.com. Please check this website in advance of the Annual Meeting date if you are planning to attend in person.

Important Notice Regarding the Availability of Proxy Materials for

the Stockholders Meeting to be Held on May 12, 2021:

The Proxy Statement and the 2020 Annual Report to Stockholders are available at

http://www.cstproxy.com/spplus/2021.

On this site, you will be able to access our 2021 Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and all amendments or supplements to the foregoing materials that are required to be furnished to stockholders.

SP+ CORPORATION 2021 PROXY STATEMENT

SP PLUS CORPORATION

200 E. Randolph Street, Suite 7700

Chicago, Illinois 60601-7702

PROXY STATEMENT

2021 ANNUAL MEETING OF STOCKHOLDERS

SP+ CORPORATION 2021 PROXY STATEMENT

i

SP+ CORPORATION 2021 PROXY STATEMENT

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SP+ CORPORATION 2021 PROXY STATEMENT

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GENERAL INFORMATION

SP+ is a leading provider of technology-driven mobility solutions. We facilitate the efficient movement of people, vehicles and personal belongings with the goal of enhancing the consumer experience while improving bottom line results for our clients. We provide professional parking management, ground transportation, remote baggage check-in and handling, facility maintenance, security, event logistics, and other technology-driven mobility solutions to aviation, commercial, hospitality, healthcare and government clients across North America. As of December 31, 2020, we had approximately 12,200 employees and operated in hundreds of cities across North America.

A copy of our 2020 Annual Report to Stockholders (the “Annual Report”), which includes our Form 10-K for the year ended December 31, 2020, accompanies this Proxy Statement and has been posted on the Internet with this Proxy Statement.

Our main website address is www.spplus.com. We make available free of charge on the Investor Relations section of our website, our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and all amendments to those reports, as soon as reasonably practicable after such material is electronically filed with or furnished to the Securities and Exchange Commission (the “SEC”). We also make available through our website other reports filed with or furnished to the SEC under the Securities Exchange Act of 1934 (the “Exchange Act”), including our proxy statements and reports filed by officers and directors under Section 16(a) of that Act, as well as our Governance Guidelines for the Board of Directors, Code of Business Conduct, Code of Ethics for Certain Executives, and the charters of each of the Board’s committees. We do not intend for information made available through our website to be part of this Proxy Statement.

The SEC maintains an Internet site that contains reports, proxy statements and other information regarding issuers, like us, that file electronically with the SEC. The address of that website is www.sec.gov.

We use the terms “SP Plus,” “SP+,” “our company,” “the Company,” “we,” “our” and “us” in this Proxy Statement to refer to SP Plus Corporation and its consolidated subsidiaries unless the context otherwise requires.

Q:	Why am I receiving these materials?
A:

Our Board of Directors (the “Board”) is soliciting your proxy for use at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 12, 2021. Under rules adopted by the SEC, we are now furnishing proxy materials on the Internet at http://www.cstproxy.com/spplus/2021, in addition to mailing paper copies of the Notice of Internet Availability and Proxy Card. These proxy materials are first being made available via the Internet on or about March 26, 2021, to holders of record of our common stock at the close of business on March 19, 2021 (the “Record Date”). Please note that SP Plus will commence mailing of the Notice of Internet Availability and proxy cards on or about March 26, 2021.

Q:	When is the Annual Meeting?
A:	We will hold the Annual Meeting on May 12, 2021 at 1:00 p.m., Central time, subject to any adjournments or postponements.
Q:	Where will the Annual Meeting be held?
A:	The Annual Meeting will be held at the AON Center, 200 East Randolph Street, 77th Floor, Chicago, IL 60601.
Q:	What materials are being provided?
A:	The Company is making available the following:
•	This Proxy Statement for the 2021 Annual Meeting;
•	A copy of our Annual Report, which includes our Form 10-K for the year ended December 31, 2020; and
•	A proxy card and voting instruction form for the Annual Meeting.

Stockholders may obtain, free of charge, a copy of the exhibits to our Form 10-K by making a written request to our Investor Relations Team at SP Plus Corporation, Investor Relations, 200 E. Randolph Street, Suite 7700, Chicago Illinois 60601-7702, or by email at investor_relations@spplus.com.

Q:	Where can I find the 2020 audited financial statements for SP Plus?
A:

The audited financial statements for our year ended December 31, 2020 are included in our Annual Report, which is available at www.cstproxy.com/spplus/2021 together with this Proxy Statement. You may also access these materials through our main website at www.spplus.com.

SP+ CORPORATION 2021 PROXY STATEMENT

GENERAL INFORMATION

Q:	What items will be voted on at the Annual Meeting?
A:	Stockholders will vote on four items at the Annual Meeting:
•	to elect the following directors to serve on the Board of Directors: G Marc Baumann, Alice M. Peterson, Gregory A. Reid, Wyman T. Roberts, Diana L. Sands and Douglas R. Waggoner. (Proposal No. 1);
•	to amend and restate the SP Plus Corporation Long-Term Incentive Plan (Proposal No. 2);
•	to consider and cast a non-binding advisory vote on a resolution approving the 2020 compensation paid to our named executive officers (Proposal No. 3); and
•	to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2021 (Proposal No. 4).
Q:	What are the Board’s voting recommendations?
A:	The Board recommends that you vote your shares:
•	“FOR” each of the nominees named in this Proxy Statement to the Board (Proposal No. 1);
•	“FOR” amending and restating the SP Plus Corporation Long-Term Incentive Plan (Proposal No. 2);
•	“FOR” the resolution approving, in a non-binding advisory vote, the 2020 compensation paid to our named executive officers (Proposal No. 3); and
•	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2021 (Proposal No. 4).
Q:	What other matters might arise at the meeting?
A:

At the date of this Proxy Statement, the Board does not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. The proxies named in the proxy card are authorized to vote in their discretion upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Q:	What happens if a director nominee is unable to stand for election?
A:

If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders may vote your shares for the substitute nominee.

Q:	Who may vote at the Annual Meeting?
A:

Each share of our common stock has one vote on each matter. Only stockholders of record as of the close of business on the Record Date are entitled to receive notice of, to attend, and to vote at the Annual Meeting. As of the Record Date, there were approximately 23,205,424 shares of our common stock outstanding.

Q:	What is the difference between a stockholder of record and a beneficial owner of shares held in street name?
A:

Stockholder of Record. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares of our common stock.

Beneficial Owner of Shares Held in Street Name. If shares of our common stock are held by a broker, bank or other institution, serving as nominee, on your behalf (each referred to as a “broker”), you are considered the beneficial owner of those shares (sometimes referred to as being held in “street name”).  If you are a beneficial owner but not a stockholder of record, you should follow the instructions provided by your broker, bank or other record holder to direct your broker on how to vote your shares.

Q:	If I am a stockholder of record of the Company’s shares, how do I vote?
A:	Our stockholders of record may vote in person at the Annual Meeting or by proxy. There are three ways to vote by proxy:
•	By Telephone: by calling the toll-free telephone number (866) 894-0536;
•	By Internet: by visiting www.cstproxyvote.com and following the on-screen instructions; or
•	By Mail: by marking, signing and dating your proxy card and returning it to us in the envelope provided.

In order for your proxy to be validly submitted and for your shares to be voted in accordance with your proxy, we must receive the mailed proxy card prior to the start of the Annual Meeting. Additionally, telephone and Internet voting for stockholders will close at 11:59 p.m., Eastern time, on May 11, 2021.

SP+ CORPORATION 2021 PROXY STATEMENT

GENERAL INFORMATION

Q:	If I hold my shares in street name, how do I vote?
A:

If you hold your shares in street name, you may vote by following the instructions provided by your broker or, in order to vote in person at the Annual Meeting, you must comply with the procedures described below.

Q:	What is the quorum requirement for the Annual Meeting?
A:

A majority of the shares entitled to vote at the Annual Meeting must be present at the Annual Meeting in person or by proxy for the transaction of business. This is called a quorum. Your shares will be counted as present for purposes of determining if there is a quorum if you:

•	are entitled to vote and you are present at the Annual Meeting; or
•	have properly voted on the Internet, by telephone or by submitting a proxy card form by mail.

If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained. For purposes of determining a quorum, abstentions and broker non-votes are counted as present.

Q:	How are proxies voted?
A:

All shares represented by valid proxies received prior to the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

Q:	What happens if I do not give specific voting instructions?
A:

Stockholders of Record. If you are a stockholder of record and you signed and returned a proxy card without giving specific voting instructions, then the persons named as proxy holders, Ritu Vig and Jerome L. Pate, will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will indicate on the proxy card that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Q:	Which ballot measures are considered “routine” or “non-routine”?
A:

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2021 (Proposal No. 4) is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and, therefore, no broker non-votes are expected to occur with respect to Proposal No. 4.

The election of directors (Proposal No. 1), the amendment of our LTIP (Proposal No. 2) and the non-binding advisory vote to approve compensation paid to our 2020 named executive officers (Proposal No. 3) are considered non-routine matters under applicable rules. A broker or other nominee may not vote without instructions on non-routine matters, and, therefore, broker non-votes may occur with respect to Proposals No. 1, No. 2 and No. 3.

Q:	What is the voting requirement to approve each of the proposals?
A:

With respect to the election of directors (Proposal No. 1), our bylaws currently provide for a plurality voting standard. Accordingly, under the plurality voting standard, the six nominees receiving the highest number of affirmative votes will be elected as directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. In other words, because there are no other nominees for election as directors other than the persons named in the enclosed proxy card and assuming each of those persons receives at least one vote, all of them will be re-elected to our Board. A properly executed proxy marked “Withhold Authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated.

The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote will be required to approve the amended and restated SP Plus Corporation Long-Term Incentive Plan (Proposal No. 2).

The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote will be required to approve, in a non-binding advisory vote, the compensation paid to our 2020 named executive officers (Proposal No. 3). Although the advisory vote on Proposal No. 3 is non-binding, our Board will review the voting results and will take them into account when making future compensation decisions for our named executive officers.

The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote will be required to ratify the appointment of our independent registered public accounting firm (Proposal No. 4).

SP+ CORPORATION 2021 PROXY STATEMENT

GENERAL INFORMATION

Q:	How are broker non-votes and abstentions treated?
A:

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. With respect to the election of directors (Proposal No. 1), under plurality voting, broker non-votes and abstentions would have no effect on determining the nominees elected. However, with respect to Proposals No. 2, No. 3 and No. 4, under majority voting, abstentions have the same effect as votes cast AGAINST each such matter. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be considered as present and entitled to vote, but will have no effect on the vote with respect to that matter.

Q:	Can I change my vote after I have voted?
A:

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may change your vote on a later date via the Internet or by telephone (in which case only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), by signing and returning a new proxy card with a later date, or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you properly vote at the Annual Meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation prior to the Annual Meeting to our Chief Legal Officer at 200 E. Randolph Street, Suite 7700, Chicago Illinois 60601-7702.

Q:	As a stockholder, do I have dissenters’ or appraisal rights if I object to any of the proposals?
A:	No. Our stockholders do not have rights of appraisal or similar rights of dissenters with respect to any of the proposals being presented at the Annual Meeting.
Q:	Who will serve as the inspector of election?
A:

Continental Stock Transfer and Trust, our transfer agent, has agreed to provide a representative to act as our Inspector of Election at the Annual Meeting and to assist us in tabulating stockholder votes.

Q:	Is my vote confidential?
A:

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our company or to third parties, except:

•	as necessary to meet applicable legal requirements;
•	to allow for the tabulation and certification of votes; or
•	to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to our management and the Board.

Q:	Who is paying for the cost of this proxy solicitation?
A:

We are paying the costs of the solicitation of proxies. We have engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Annual Meeting and will pay Morrow Sodali LLC an estimated fee of $6,000, plus any disbursements. The address of Morrow Sodali LLC is 470 West Avenue, Stamford, Connecticut 06902.

In addition to this notice, the Company encourages banks, brokers and other custodians, nominees and fiduciaries to supply proxy materials to beneficial owners, and reimburses them for their expenses.  In addition to soliciting proxies by mail, certain of our directors, officers and regular employees, without any additional compensation, may solicit proxies on our behalf.

All costs of this solicitation will be borne by the Company.

Q:	How can I attend the Annual Meeting?
A:

Only stockholders as of the Record Date are entitled to attend the Annual Meeting. You must present valid identification containing a photograph, such as a driver’s license or passport. If you are the stockholder of record, your name will be verified against a list of stockholders of record on the Record Date prior to being admitted to the Annual Meeting. If you hold your shares indirectly through a broker, you must bring (i) an acceptable form of identification, such as a driver’s license, (ii) a “legal proxy” form from the broker, and (iii) an account statement or other acceptable evidence showing that you were the beneficial owner of shares of our common stock on the Record Date.

Due to concerns about the coronavirus pandemic (or “COVID-19”), we are planning for the possibility that the Annual Meeting may be held solely by means of remote communication (i.e., a virtual-only meeting). If we take this step, we will publicly announce the decision in a press release and post additional information on our Investor Relations website at ir.spplus.com on how to participate. We encourage you to vote your shares prior to the Annual Meeting, even if you plan to attend the meeting.

SP+ CORPORATION 2021 PROXY STATEMENT

GENERAL INFORMATION

Q:	What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the next annual meeting of stockholders?
A:

Requirements for Stockholder Proposals to Be Considered for Inclusion in our 2022 Proxy Materials. Stockholder proposals to be considered for inclusion in the form of proxy relating to the 2022 annual meeting of stockholders must be received no later than November 26, 2021. In addition, all proposals will need to comply with Rule 14a-8 under the Exchange Act, which lists requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals must be delivered to our company’s Chief Legal Officer by mail at 200 E. Randolph Street, Suite 7700, Chicago Illinois 60601-7702.

Requirements for Stockholder Proposals to Be Brought Before the Next Annual Meeting of Stockholders and Director Nominations. Notice of any proposal that a stockholder intends to present at the 2022 annual meeting of stockholders, but does not intend to have included in the proxy statement and form of proxy relating to the 2022 annual meeting of stockholders, as well as any director nominations, must be delivered to our company’s Chief Legal Officer by mail at 200 E. Randolph Street, Suite 7700, Chicago, Illinois 60601-7702, not earlier than the close of business on December 13, 2021 and not later than the close of business on January 12, 2022. In addition, the notice must set forth the information required by our bylaws with respect to each director nomination or other proposal that the stockholder intends to present at our 2022 annual meeting.

Q:	Where are our principal executive offices located and what is our main telephone number?
A:

Our headquarters are located at 200 E. Randolph Street, Suite 7700, Chicago Illinois 60601-7702. Our telephone number is 312-274-2000. You may contact our Investor Relations Team at this address or by email at investor_relations@spplus.com.

Q:	What is our company’s fiscal year?
A:	Our fiscal year is the calendar year beginning on January 1 and ending on December 31.

SP+ CORPORATION 2021 PROXY STATEMENT

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

The first proposal to be voted on at the Annual Meeting is the election of six directors. The following information about the business background of each person nominated by the Board of Directors (the “Board”) has been furnished to the Company by the director nominees.  Our Board currently consists of six members who are elected annually. The following individuals are being nominated to serve as directors:

G Marc Baumann	Gregory A. Reid	Diana L. Sands
Alice M. Peterson	Wyman T. Roberts	Douglas R. Waggoner

Karen M. Garrison is retiring after serving on our Board since 2004.  She is not standing for re-election and thus is not being nominated for election at this Annual Meeting.  We thank Ms. Garrison for her many years of dedicated service to the Company.

All of the nominees are current SP Plus directors, with the exception of Ms. Sands. If elected, each director will serve until the next annual meeting of stockholders and until a successor is elected and qualified, or until such director’s earlier resignation, removal or death. You may cast your vote in favor of electing the nominees as directors or withhold your vote on one or more nominees.

OUR BOARD RECOMMENDS A VOTE “FOR” EACH OF THE BOARD’S SIX NOMINEES.

When the accompanying proxy is properly executed and returned, the shares it represents will be voted in accordance with the directions indicated thereon or, if no direction is indicated, the shares will be voted in favor of the election of the six nominees identified below. We expect each nominee to be able to serve if elected, but, if any nominee notifies us before the Annual Meeting that he or she is unable to do so, then the proxies will be voted for the remainder of those nominated and, as designated by the directors, may be voted (i) for a substitute nominee or nominees, or (ii) to elect such lesser number to constitute the whole Board as equals the number of nominees who are able to serve.

SP+ CORPORATION 2021 PROXY STATEMENT

BOARD MATTERS

The composition of our nominees to the Board represents a range of qualifications, experiences and skills that will bring diversity of experience and thought to our Board. Described below are certain individual skills that contribute to this.

Board Skills and Diversity

SP+ CORPORATION 2021 PROXY STATEMENT

BOARD MATTERS

Nominees for Director

Nominees are set forth below.

G Marc Baumann Age: 65

Mr. Baumann has served as our President since March 2014 and as Chief Executive Officer and a director since January 1, 2015. Mr. Baumann served as our Chief Operating Officer from March 2014 through December 2014, Chief Financial Officer and Treasurer from October 2000 to March 2014, President of Urban Operations from October 2012 to March 2014, and Executive Vice President from October 2000 to October 2012. Mr. Baumann holds a B.S. degree from Northwestern University and an M.B.A. degree from the Kellogg School of Management at Northwestern University.

Assuming all nominated directors are elected to the Board at the Annual Meeting, Mr. Baumann will serve as our Executive Chairman (in addition to being Chief Executive Officer).

Qualifications: In addition to the qualifications described above, our Board believes that Mr. Baumann’s extensive industry knowledge in transportation and mobility and his deep knowledge of the Company allow him to contribute unique strategic insights to the Board.

Alice M. Peterson Age: 68 Board Committees: • Audit Committee (Chair) • Executive Committee

Ms. Peterson has served as a director since March 2018. She is currently Principal of The Loretto Group, a consultancy focused on sustainably profitable business growth. From 2019 to 2020, Ms. Peterson served as the Executive Vice President of Operations for Fluresh LLC, a grower and seller of cannabis products. Prior to that, Ms. Peterson was the President of The Loretto Group from 2016 through 2018.  From 2012 through 2015, she served as Chief Operating Officer of PPL Group and Big Shoulders Capital, both private equity firms with common ownership. From 2009 to 2010, Ms. Peterson served as the Chief Ethics Officer of SAI Global, a provider of compliance and ethics services, and was a special advisor to SAI Global until 2012.

Ms. Peterson served as a director of RIM Finance, LLC, a wholly owned subsidiary of Research in Motion, Ltd., the maker of the Blackberry™ handheld device, from 2000 to 2013. Ms. Peterson served as a director of Patina Solutions, which provides professionals with a flexible basis to help companies achieve their business objectives, from 2012 to 2013. Ms. Peterson has served as a director of the general partner of Williams Partners L.P. and its predecessor (a diversified master limited partnership focused on natural gas transportation; gathering, treating and processing; storage; natural gas liquid fractionation; and oil transportation) from 2005 to the present and serves as the chair of its audit committee and is a member of the conflicts committee. Ms. Peterson previously served as a director of Navistar Financial Corporation, a wholly owned subsidiary of Navistar International (a manufacturer of commercial and military trucks, diesel engines and parts), Hanesbrands Inc. (an apparel company), TBC Corporation (a marketer of private branded replacement tires), and Fleming Companies (a supplier of consumer package goods). Ms. Peterson holds a B.A. degree from the University of Louisville and an M.B.A. in Finance from Vanderbilt University.

Qualifications: In addition to the qualifications described above, our Board believes that Ms. Peterson’s financial and accounting, corporate governance, securities and capital markets, executive leadership, strategy development and risk management, and operating experience are particularly important attributes for a director of our company.

SP+ CORPORATION 2021 PROXY STATEMENT

BOARD MATTERS

Gregory A. Reid Age: 68 Board Committees: • Audit Committee • Compensation Committee

Mr. Reid has served as a director since May 2017. He has served as President of BoomDeYada, LLC, a brand development consultancy group, since October 2011. Prior to founding BoomDeYada, Mr. Reid held various marketing and sales positions at YRC Worldwide, Inc., a transportation and global logistics company, including as Senior Vice President of sales and marketing from 1997 to 2001, Senior Vice President and Chief Marketing Officer from 2001 to 2006, and Executive Vice President and Chief Marketing Officer from 2007 to 2011. From 1994 to 1997, Mr. Reid served as a Vice President and General Manager for the Integrated Logistics Division of Ryder System Inc. Mr. Reid holds a Bachelor of Business Administration degree in Marketing from the University of Cincinnati.

Qualifications: In addition to the qualifications described above, our Board believes that Mr. Reid’s strategic planning experience, marketing experience and leadership in the transportation and logistics industry are particularly important attributes for a director of our company.

Wyman T. Roberts Age: 61 Board Committees: • Compensation Committee (Chair) • Executive Committee • Nominating and Corporate Governance Committee

Mr. Roberts has served as a director since April 2015. He currently serves as President and Chief Executive Officer of Brinker International, Inc., a position he has held since January 2013, and President of Chili’s Grill & Bar, since September 2018. Mr. Roberts also serves as a director of Brinker International, Inc., a position he has held since February 2013. From November 2009 to June 2016, Mr. Roberts also served as President of Chili’s Grill & Bar. He has served in various other executive roles at Brinker International from August 2005 to October 2009, including serving as President of Maggiano’s Little Italy and Chief Marketing Officer.  Mr. Roberts served as Executive Vice President and Chief Marketing Officer for NBC’s Universal Parks & Resorts from December 2000 until August 2005. Mr. Roberts has a Bachelor’s degree in Finance and an M.B.A. from Brigham Young University.

Qualifications: In addition to the qualifications described above, our Board believes that Mr. Roberts’ understanding of technology-based marketing and experience managing a large workforce are particularly important attributes for a director of our company.

SP+ CORPORATION 2021 PROXY STATEMENT

BOARD MATTERS

Diana L. Sands Age: 55

Ms. Sands currently is an Advisor to New Vista Acquisition Corp. Prior to that, from 2016 to 2020, Ms. Sands was an executive officer and Senior Vice President of the Office of Internal Governance and Administration at The Boeing Company and the Senior Vice President of the Office of Internal Governance from 2014 to 2016, where she oversaw a diverse team including internal audit, ethics & investigations, compliance risk management, security and internal services.  Since joining Boeing in 2001, Ms. Sands held senior finance roles, including Corporate Controller from 2012 to 2014 and Vice President of Investor Relations from 2008 to 2012.  She also led financial planning and analysis and worked in corporate treasury. Prior to that, Ms. Sands held various roles at General Motors Corporation. Ms. Sands has been a member of the Board of Directors for PDC Energy, Inc. since February 2021.

Ms. Sands has engaged with a variety of stakeholders in aerospace, defense and other technology-enabled industries to help set and advance corporate strategy, including activities around acquisition diligence and subsidiary integration. Ms. Sands has a Master’s in Business Administration from Northwestern’s Kellogg School of Management, and a Bachelor’s in Business Administration from University of Michigan’s Ross Business School.

Qualifications: In addition to the qualifications described above, our Board believes that Ms. Sands’ understanding of technology, corporate strategy, ethics, compliance and governance, along with her deep financial expertise are particularly important attributes for a director of our company.

Douglas R. Waggoner Age: 62 Board Committees: • Audit Committee • Nominating and Corporate Governance Committee (Chair)

Mr. Waggoner has served as a director since April 2015. He has served as Chief Executive Officer of Echo Global Logistics, Inc., a provider of a wide range of transportation and logistics services, since December 2006. In addition, he has been a board member of Echo since February 2008, and he was named its Chairman of the board in June 2015. Prior to joining Echo, Mr. Waggoner founded SelecTrans, LLC, a freight management software provider based in Chicago, Illinois. From April 2004 to December 2005, Mr. Waggoner served as Chief Executive Officer of USF Bestway, and from January 2002 to April 2004 he served as Senior Vice President of strategic marketing for USF Corporation. Mr. Waggoner holds a Bachelor’s degree in Economics from San Diego State University.

Assuming all nominated directors are elected to the Board at the Annual Meeting, Mr. Waggoner will serve as our Lead Independent Director.

Qualifications: In addition to the qualifications described above, our Board believes that Mr. Waggoner’s software development experience and leadership in the transportation and logistics industry are particularly important attributes for a director of our company.

SP+ CORPORATION 2021 PROXY STATEMENT

BOARD MATTERS

Nomination Process

Identifying Candidates

In evaluating candidates for Board membership, the Nominating and Corporate Governance Committee has assessed the contribution that the candidate’s skills and expertise will make with respect to guiding and overseeing our strategy and operations. The Nominating and Corporate Governance Committee seeks candidates who have the ability to develop a deep understanding of our business and the time and judgment to effectively carry out their responsibilities as members of our Board.

When considering candidates for our Board, the Nominating and Corporate Governance Committee seeks to recommend candidates for our Board that possess a diversity of professional experience, education and other individual qualities and attributes, including diversity in the areas of gender, ethnicity, race, sexual orientation and age, in an effort to contribute to Board diversity.

When our Board has a director opening, the Nominating and Corporate Governance Committee may retain an executive search firm to assist the Board with identifying and evaluating director candidates. The primary functions served by the executive search firm include identifying potential candidates who meet the key attributes, experience and skills described under “Criteria for Board Membership” below, as well as compiling information regarding each candidate’s attributes, experience, skills and independence and conveying the information to the Nominating and Corporate Governance Committee. Numerous candidates are considered as a result of these searches.

Ms. Sands was recommended to the Board by the Nominating and Corporate Governance Committee after an extensive and careful search conducted by an executive search firm.  The Nominating and Corporate Governance Committee retained this executive search firm to assist the Board with identifying and evaluating director candidates.  The primary function served by the executive search firm included identifying potential candidates who met the key attributes, experience and skills we require, as well as compiling information regarding each candidate’s attributes, experience, skills and independence and conveying the information to the Nominating and Corporate Governance Committee.  Numerous candidates were considered as a result of this search.

Stockholder Recommendations

If you would like to recommend a future nominee for Board membership, you can submit a written recommendation with the name and other pertinent information of the nominee to: Douglas R. Waggoner, Chair of the Nominating and Corporate Governance Committee, c/o SP Plus Corporation, 200 E. Randolph Street, Suite 7700, Chicago, Illinois 60601-7702, Attention: Chief Legal Officer.

Criteria for Board Membership

The Nominating and Corporate Governance Committee has established certain minimum qualification criteria for our director nominees, including:

•	The highest personal and professional ethics, integrity, and honesty, and a commitment to acting in the best interest of the stockholders;
•	An inquisitive and objective perspective and mature judgment;
•	Sufficient time available to fulfill all Board and committee responsibilities;
•	Diversity of viewpoints, background and experience, including at policy-making levels in business, government, education and technology, and in areas that are relevant to our activities; and
•	Experience in positions with a high degree of responsibility and leadership roles in the companies or institutions with which they are affiliated.

SP+ CORPORATION 2021 PROXY STATEMENT

OUR CORPORATE GOVERNANCE PRACTICES

General

Our business is managed by our employees under the direction and oversight of our Board. Except for Mr. Baumann, none of our directors is currently an employee of our company. We keep Board members informed of our business through discussions with management, materials we provide to them, visits to our offices, and their participation in Board and Board committee meetings.

Our Board has adopted Governance Guidelines for the Board of Directors (“Governance Guidelines”) that, along with the charters of the principal Board committees and our Code of Business Conduct and Code of Ethics for Certain Executives, provide the framework for the governance of our Company. Complete copies of our Governance Guidelines, the charters of our principal Board committees, our Code of Business Conduct, Code of Ethics and other corporate governance documents may be found on our Investor Relations page at www.spplus.com. Information contained on our website is not part of this Proxy Statement. Our Nominating and Corporate Governance Committee regularly reviews corporate governance developments and modifies these policies as warranted.

We believe that open, effective, and accountable corporate governance practices are key to our relationship with our stockholders. To help our stockholders understand our commitment to this relationship and our governance practices, our Governance Guidelines and certain other of our governance practices are summarized below.

Director Independence

The rules of the NASDAQ Stock Market LLC (“Nasdaq”) require listed companies to have a board of directors with at least a majority of independent directors. These rules have both objective tests and a subjective test for determining who is an “independent director.” On an annual basis, each member of our Board is required to complete a questionnaire designed to provide information to assist the Board in determining whether the director is independent under Nasdaq listing standards and our Governance Guidelines, and whether members of our Audit Committee and Compensation Committee satisfy additional SEC and Nasdaq independence requirements. Our Board has adopted guidelines setting forth certain categories of transactions, relationships and arrangements that it has deemed immaterial for purposes of making its determination regarding a director’s independence, and does not consider any such transactions, relationships, and arrangements in making its subjective determination.

Our Board has determined that each of the following director nominees is independent under the applicable Nasdaq listing rules and under our Governance Guidelines: Alice M. Peterson, Gregory A. Reid, Diana L. Sands, Wyman T. Roberts and Douglas R. Waggoner. Mr. Baumann is not considered independent because he is our President and Chief Executive Officer (“CEO”). In addition, the Board previously determined that Karen M. Garrison, who was a director for all of 2020 and is not standing for re-election, was “independent” as defined in the Nasdaq listing standards.

The Board limits membership on the Audit Committee, the Compensation Committee, Executive Committee, and the Nominating and Corporate Governance Committee to independent directors, and all directors serving on such committees have been determined to be independent. Our Governance Guidelines require any director who has previously been determined to be independent to inform the Chair, Lead Independent Director and our Corporate Secretary of any change in his or her principal occupation or status as a member of the Board of any other public company, or any change in circumstance that may cause his or her status as an independent director to change.

Board Leadership Structure

In accordance with our bylaws, our Board elects our Chair and our CEO. Our Governance Guidelines do not require that the roles of Chair and CEO be held by separate individuals, giving the Board flexibility to make a determination when it elects a new Chair or CEO. Assuming all nominated directors are elected to the Board at the Annual Meeting, Mr. Baumann will serve as Executive Chairman and CEO and Mr. Waggoner will serve as the Lead Independent Director. The Board believes that having an Executive Chair and a separate Lead Independent Director is appropriate at present.

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OUR CORPORATE GOVERNANCE PRACTICES

The Lead Independent Director’s roles and responsibilities are detailed in the Corporate Governance Guidelines and include:

•	coordinating with the CEO and Chair to develop meeting agenda and approving final meeting agendas, ensuring there is sufficient time to discuss all agenda items;
•	coordinating with the CEO and Chair on the materials sent to the Board, including but not limited to the scope, quality and timeliness of the information, and approving final meeting materials;
•	calling closed sessions of the independent directors;
•	chairing closed sessions of the independent directors;
•	leading Board meetings in the absence of the Chair;
•	if requested by major stockholders, ensuring that he is available for consultation and direct communication; and
•	leading the annual Board self-assessment, including acting on director feedback as needed.

In addition, the Lead Independent Director conducts interviews to confirm the continued qualification and willingness to serve of each director whose term is expiring at an annual meeting prior to the time at which directors are nominated for re-election.

Committee Responsibilities

Board committees help our Board run effectively and efficiently and supplement, but do not replace, the oversight of our Board as a whole. There are currently four principal Board committees: the Audit Committee, the Compensation Committee, the Executive Committee and the Nominating and Corporate Governance Committee. The Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance meet regularly; the Executive Committee meets on an as-needed basis. Each committee has a written charter that has been approved by our Board. In addition, at each regularly scheduled Board meeting, a member of each committee reports on any significant matters addressed by the committee since the last Board meeting. Each committee performs an annual self-assessment to evaluate its effectiveness in fulfilling its obligations.

Board’s Role in Risk Oversight

Risk is inherent in every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including economic, financial, legal and regulatory, operational, and other risks, such as the impact of competition and climate change. Management is responsible for the day-to-day management of the risks that we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board is responsible for satisfying itself that the risk management framework and supporting processes as implemented by management are adequate and functioning as designed.

The Company has an established enterprise risk management process, which identifies key risks to the business and the Board is actively involved in the oversight of key risks inherent in our business. In addition, the Board routinely reviews the Company’s strategic plan and the related key risks, including the output of the Company’s enterprise risk management process.  The Board and the Audit Committee have responsibility for oversight of cybersecurity matters.  In this regard, both the Board and Audit Committee are briefed regularly on cybersecurity matters, including information security, technology risks, and any significant cyber incidents.

Role of Committees in Risk Oversight

While the Board is ultimately responsible for risk oversight, the Board receives regular updates from each of the Committees of the Board to which it has delegated oversight for specific risk areas.  The Audit Committee oversees risks related to the Company’s financial statements, financial reporting processes, including our internal controls, and compliance with certain legal and regulatory requirements, among other risks.  The Nominating and Corporate Governance Committee is responsible for overseeing risks related to our governance structure and environment, social and governance issues, among others.  The Compensation Committee is responsible for managing risks related to attracting and retaining key employees to develop and execute the Company’s strategic priorities, which includes oversight of succession planning and design of the Company’s compensation programs applicable to senior management.

The Audit Committee’s charter provides that it will discuss our major risk exposures, including financial, operational, privacy, security, business continuity, legal, and regulatory risks, and the steps we have taken to detect, monitor, and actively manage such exposures. The Audit Committee reviews with our Director of Internal Audit, or “DIA”, significant legal, compliance and regulatory matters that could have a material impact on our financial statements or our business, including material notices to, or inquiries received from, governmental agencies.

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OUR CORPORATE GOVERNANCE PRACTICES

In fulfilling its risk oversight responsibilities, the Board and each Committee receives regular updates from management and has full access to management, as well as the ability to retain outside advisors as it deems necessary.  The Chair of each Committee regularly reports back to the full Board on the areas of oversight under the purview of his or her Committee.

Management’s Role in Risk Oversight

Our DIA is responsible for our internal audit function and our risk governance framework, which includes risk assessment, monitoring, and reporting. The DIA reports directly to the Audit Committee. The DIA facilitates the Audit Committee’s review and approval of the internal audit plan and provides regular reporting on audit activities. In addition, through consultation with management, the DIA periodically assesses major risks facing our company and coordinates with the executives responsible for such risks through the risk governance process. The DIA periodically reviews with the Audit Committee the major risks facing our company and the steps management has taken to detect, monitor, and manage those risks within agreed risk tolerances. The executive responsible for managing a particular risk may also report to the Audit Committee on how the risk is being managed and progress towards agreed mitigation goals.

Risk Assessment of Compensation Policies and Practices

Our management has assessed the compensation policies and practices for our employees and concluded that they do not create risks that are reasonably likely to have a material adverse effect on our company. This analysis was presented to the Audit Committee and the Compensation Committee, both of which agreed with this conclusion.

Attendance at Annual Meetings

All directors are expected to attend our annual meeting of stockholders unless a Board meeting is not scheduled immediately following the annual meeting of stockholders. Our last annual meeting of stockholders was held on May 6, 2020, and all director nominees who were serving on our Board as of that date attended.

Executive Sessions of Independent Directors

As part of each regularly scheduled Board meeting, the outside directors have the opportunity to meet without our management or any director who is not independent. The Chair leads these sessions.

Board Compensation

Board compensation is determined by the Compensation Committee and consists of a mixture of equity compensation and cash compensation. The Compensation Committee reviews Board compensation annually. A more detailed description of current Board compensation can be found under the heading “Non-Employee Director Compensation” below.

Outside Advisors

Our Board and each of its committees may retain outside advisors and consultants of their choosing at the Company’s expense. Our Board need not obtain management’s consent to retain outside advisors. In addition, the committees need not obtain either our Board’s or management’s consent to retain outside advisors.

Conflicts of Interest

We expect our directors, executive officers, and other employees to conduct themselves with the highest degree of integrity, ethics, and honesty. Our credibility and reputation depend upon the good judgment, ethical standards, and personal integrity of each director, executive, and employee. Our Governance Guidelines prohibit a director from serving on the board, or in a senior executive role, of another company that would create a significant conflict of interest. In order to better protect our stockholders and us, we regularly review our Governance Guidelines, Code of Business Conduct, Code of Ethics and other corporate governance policies to ensure that they provide clear guidance to our directors, executives, and employees. In addition, on an annual basis, each director and each executive officer is obligated to complete a questionnaire that requires disclosure of any transaction with us in which the director or executive officer, or any member of his or her immediate family, has a direct or indirect material interest.

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OUR CORPORATE GOVERNANCE PRACTICES

Board Effectiveness and Director Performance Reviews

It is important that the Board and its committees are performing effectively and in the best interests of our company and stockholders. The Board typically performs an annual self-assessment to evaluate its effectiveness in fulfilling its obligations. As part of this annual self-assessment, directors are able to provide feedback on the performance of other directors. The Chair or Lead Independent Director, as applicable, then follows up on this feedback and takes such further action as he or she deems appropriate.

Succession Planning

Our Board recognizes the importance of effective executive leadership to our success, and we review succession plans for our senior leadership positions at least annually. As part of this process, our Board reviews and discusses the capabilities of our senior leadership, as well as succession planning and potential successors for members of our executive staff, including our CEO. In conducting this review, the Board considers, among other factors, organizational and operational needs, competitive challenges, leadership/management potential and development, and emergency situations. The Board has also developed a set of guiding principles relating to Board membership, including the addition of directors with highly relevant professional experience.

Independent Registered Public Accounting Firm Independence

We have taken a number of steps to ensure continued independence of our outside independent registered public accounting firm. Our independent registered public accounting firm reports directly to the Audit Committee, and we limit the use of our independent registered public accounting firm for non-audit services. The fees for services provided by our independent registered public accounting firm in 2020 and 2019 and our policy on pre-approval of non-audit services are described under “Audit Committee Disclosure” below.

Related-Party Transaction Policy

As part of its oversight responsibilities, the charter of our Audit Committee requires that the Audit Committee review all related-party transactions for potential conflicts of interest. In addition, our Board has adopted our Related Party Transaction Policy that requires the Audit Committee to review all transactions between our company and our executive officers, directors, principal stockholders and other related persons for potential conflicts involving amounts in excess of $5,000. This policy is available on the Investor Relations portion of our website.

Codes of Conduct and Ethics

We have adopted a code of ethics as part of our compliance program. The code of ethics applies to our CEO, Chief Financial Officer, Principal Accounting Officer and all other persons performing similar functions on behalf of our company. In addition, we have adopted a code of business conduct that applies to all of our officers and other employees. Any amendments to, or waivers from, our code of ethics for any executive officer will be posted on our website www.spplus.com. These codes are available on the Investor Relations portion of our website and copies will be provided to you without charge upon request to investor_relations@spplus.com.

Human Capital Management

Central to our ability to execute on our business strategy is the commitment of our employees to delivering excellence in execution of all aspects of our day-to-day operations. Our aim is to deliver professional, high-quality services through well-trained, service-oriented personnel, which we believe differentiates us from our competitors.  Our culture and training programs place a continuing focus on operational excellence. To support our focus on operational excellence, we manage our human capital through a comprehensive, structured program that allows our employees to refine their skills and access continued training and career development opportunities. We evaluate the competencies and performance of all of our key operations and administrative support personnel on an annual basis. We have also dedicated significant resources to human capital management and provide comprehensive training for our employees, delivered through the use of our web-based SP+ University™ learning management system, in addition to facilitated classes. This investment in our people provides our employees with continued training and career development opportunities, in addition to promoting customer service and client retention. Our compensation plans are designed to attract, retain and motivate top talent in our industry.

We strive to create an inclusive environment which promotes diversity across our organization and a safe and engaging work environment where our employees have the opportunity to succeed and grow. Our Women’s Advisory Forum was founded in 2013 to foster growth, leadership and success for women across our organization. In 2020, we launched our Inclusion Council,

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OUR CORPORATE GOVERNANCE PRACTICES

which reports to the CEO and is charged with setting the Company’s diversity, equity and inclusion strategy and developing related priorities.

The health and safety of our employees is of paramount importance. Because safety is the responsibility of all our employees, each employee is expected to take all safety and health polices seriously and help enforce these policies within the workplace. In 2020, we quickly activated comprehensive health and safety protocols to ensure that appropriate safety precautions were in place to address COVID-19.

In addition, we are frequently engaged in collective bargaining negotiations with various union locals. No single collective bargaining agreement covers a material number of our employees. We believe that our employee relations are generally healthy, as evidenced by higher than average rate of tenure and rate of internal promotions.

Insider Trading Restrictions

Our insider trading policy prohibits directors, officers, employees, consultants and certain of their family members (“Covered Persons”) from transactions involving securities, other than certain excluded transactions (such as certain stock option exercises, vesting of restricted stock and gifts), whether such securities were issued by us or another company, while such Covered Person is aware of material non-public information relating to the issuer of the security or from providing such material non-public information to any person who may trade while aware of such information. Trades in our securities by directors and executive officers are prohibited during certain prescribed blackout periods and are required to be pre-cleared by appropriate company personnel.

Hedging and Pledging Policy

Our insider trading policy prohibits Covered Persons from entering into any hedging or monetization transactions relating to our securities or otherwise trading in any instrument relating to the future price of our securities, such as a put or call option, futures contract, short sale, collar, or other derivative security. The policy also prohibits Covered Persons from pledging SP Plus common stock as collateral for any loans.

Communicating with our Board

Our Board welcomes your questions and comments. If you would like to communicate directly with our Board, or our independent directors as a group, then you may submit your communication to our Chief Legal Officer, SP Plus Corporation, 200 E. Randolph Street, Suite 7700, Chicago, Illinois 60601-7702. All appropriate communications and concerns will be forwarded to our Chair, Lead Independent Director, or our independent directors as a group, as applicable.

Corporate Hotline

We have established a corporate hotline and an internal web-based reporting application to allow any employee to confidentially and anonymously lodge a complaint about any accounting, environmental, internal control, auditing, or (where legally permissible) other matters of concern. A copy of our whistleblower policy is set forth on the Investor Relations section of our website.

SP+ CORPORATION 2021 PROXY STATEMENT

BOARD COMMITTEES AND MEETINGS

The Board

Our Board expects that its members will diligently prepare for, attend and participate in all Board and applicable committee meetings. Directors are also expected to become familiar with our management team and operations as a basis for discharging their oversight responsibilities. During 2020, our Board held fourteen meetings. Each of the directors who served during 2020 attended all of our Board meetings held during his or her tenure.

Committees of the Board

In 2020, our Board had four standing committees to facilitate and assist our Board in the execution of its responsibilities: the Audit Committee, the Compensation Committee, the Executive Committee, and the Nominating and Corporate Governance Committee. Each of these committees operates pursuant to a written charter, which is available in the Corporate Governance section of our website, accessible through our Investor Relations page at www.spplus.com.

Audit Committee

The Audit Committee has three members: Alice M. Peterson, who serves as Chair, Gregory A. Reid, and Douglas R. Waggoner. Our Board has determined that all members of the Audit Committee meet Nasdaq’s financial literacy and independence requirements, and that Ms. Peterson and Mr. Waggoner each qualify as an “audit committee financial expert” for purposes of the rules and regulations of the SEC. We limit the number of public-company audit committees on which any Audit Committee member may serve to three. Our Board will continue to monitor and assess the audit committee memberships of our Audit Committee members on a regular basis.

The Audit Committee’s primary duties and responsibilities are to:

•

meet with our independent registered public accounting firm to review the results of the annual audit and to discuss our financial statements, including the independent registered public accounting firm’s judgment about the quality of accounting principles, the reasonableness of significant judgments, the clarity of the disclosures in our financial statements, our internal control over financial reporting, and management’s report with respect to internal control over financial reporting;

•	meet with our independent registered public accounting firm to review the interim financial statements prior to the filing of our Quarterly Reports on Form 10-Q and Annual Report on 10-K;
•	recommend to our Board the independent registered public accounting firm to be retained by us;
•	oversee the independence of the independent registered public accounting firm;
•	evaluate the independent registered public accounting firm’s performance;
•	review and approve the services of the independent registered public accounting firm;
•

receive and consider the independent registered public accounting firm’s comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls, including our system to monitor and manage business risks and legal and ethical compliance programs;

•	approve the Audit Committee Report for inclusion in our proxy statement;
•	approve audit and non-audit services provided to us by our independent registered public accounting firm;
•	consider conflicts of interest and review all transactions with related persons involving executive officers or Board members that are reasonably expected to exceed specified thresholds;
•

meet with our Chief Legal Officer to discuss legal matters that may have a material impact on our financial statements or our compliance policies and with other members of management to discuss other areas of risk to our company; and

•	review and approve our policies and decisions about using and entering into swaps.

A complete description of the Audit Committee’s function may be found in its charter, which may be accessed through the Corporate Governance section of our website, accessible through our Investor Relations page at www.spplus.com.

The Audit Committee held six meetings in 2020. Each of the directors who served on the Audit Committee during 2020 attended all of the meetings held during his or her tenure.

SP+ CORPORATION 2021 PROXY STATEMENT

BOARD COMMITTEES AND MEETINGS

Compensation Committee

The Compensation Committee consists of three directors: Karen M. Garrison, Gregory A. Reid, and Wyman T. Roberts, who serves as Chair. Our Board has determined that all members of the Compensation Committee are independent. The Compensation Committee’s primary duties and responsibilities are to:

•	review and discuss with management the Compensation Discussion and Analysis section of the proxy statement;
•

assist in defining a total compensation policy for our executives that among others, supports our overall business strategy and objectives, attracts and retains key executives, links total compensation with business objectives and organizational performance, and provides competitive total compensation opportunities at a reasonable cost;

•

act on behalf of our Board in setting executive compensation policy, administer compensation plans approved by our Board and stockholders, and make decisions or develop recommendations for our Board with respect to the compensation of key executives;

•

review and determine the annual base salary levels, annual incentive opportunity levels, long-term incentive opportunity levels, executive perquisites, employment agreements, change in control and severance provisions/agreements, benefits, and supplemental benefits of the named executive officers (“NEOs”);

•

review and approve corporate goals and objectives relevant to the CEO’s compensation, evaluate the CEO’s performance in light of those goals and objectives, and determine the CEO’s compensation level based on this evaluation; evaluate the CEO’s and other key executives’ compensation levels and payouts against pre-established performance goals and objectives, an appropriate peer group, and the awards given to the CEO or other executives in past years;

•	review and oversee compliance with stock ownership requirements for senior executives and non-employee directors;
•

review compensation policies and practices applicable to all employees as they relate to risk management and determine whether the risks arising from these compensation policies and practices are reasonably likely to have a material adverse effect;

•	approve all compensation consultant engagement fees and terms, including engagements with compensation consultants involving services in addition to executive and director compensation; and
•	prepare a report to be included in our proxy statement and provide other regular reports to our Board.

A complete description of the Compensation Committee’s function may be found in its charter, which may be accessed through the Corporate Governance section of our main website, accessible through our Investor Relations page at www.spplus.com.

The Compensation Committee held four meetings in 2020. Each of the directors who served on the Compensation Committee during 2020 attended all of the meetings held during his or her tenure.

Compensation Committee Interlocks and Insider Participation.  During 2020, none of the members of the Compensation Committee served, or have at any time served, as an officer or employee of our company or any of our subsidiaries. In addition, none of our executive officers have served as a member of a board of directors or a compensation committee, or other committee serving an equivalent function, of any other entity of whose executive officers served as a member of our Board or our Compensation Committee. Accordingly, the Compensation Committee members have no interlocking relationships required to be disclosed under SEC rules and regulations.

In addition, none of our directors serve together on both the Board and any other public company boards or any committee thereof.

Executive Committee

The Executive Committee currently consists of four directors: Karen M. Garrison, who serves as Chair, Alice M. Peterson, Wyman T. Roberts and Douglas R. Waggoner. Our Board has determined that all members of the Executive Committee are independent. The Executive Committee’s primary duties and responsibilities include:

•	exercising some or all powers of our Board between regularly scheduled meetings;
•	conducting the evaluation of the performance of the CEO, reviewing his compensation and making recommendations regarding changes in compensation to the Compensation Committee;
•	serving as a sounding board for management on emerging issues, problems and initiatives; and
•	reporting to our Board at the Board’s next meeting on any official actions it has taken.

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BOARD COMMITTEES AND MEETINGS

Notwithstanding the foregoing, the Executive Committee does not have the powers of our Board for:

•	those matters that are expressly delegated to another committee of our Board;
•

approving or adopting, or commending to the stockholders, any action or matter expressly required by the General Corporation Law of Delaware (“DGCL”) or our Certificate of Incorporation (the “Certificate”) to be submitted to the stockholders;

•	adopting, amending or repealing any of our bylaws;
•	electing officers or filling vacancies on our Board or any committee of our Board;
•	declaring a dividend, authorizing the issuance of stock (except pursuant to specific authorization by our Board), or such other powers as our Board may from time to time eliminate; and
•	any other matters that, under the DGCL, the Certificate or our bylaws cannot be delegated by our Board to a committee.

A complete description of the Executive Committee’s function may be found in its charter, which may be accessed through the Corporate Governance section of our main website, accessible through our Investor Relations page at www.spplus.com.

The Executive Committee did not hold any meetings in 2020.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of three directors: Karen M. Garrison, Wyman T. Roberts and Douglas R. Waggoner, who serves as Chair. Our Board has determined that all members of the Nominating and Corporate Governance Committee are independent. The Nominating and Corporate Governance Committee’s primary duties and responsibilities are to:

•

have general responsibility for Board selection, including the identification of qualified candidates for Board membership, taking into account gender and age diversity as well as diversity of professional experience, education and other individual qualities and attributes that will contribute to Board heterogeneity;

•	recommend to our Board the directors to serve on each committee of our Board;
•	at least annually, review the corporate governance guidelines and recommend to the Board any changes to the corporate governance guidelines;
•	review the Board’s annual self-assessment process and recommend any changes to the Chair of the Board or Lead Independent Director, as applicable;
•	approve all director search firm engagement fees and terms;
•

oversee the Company’s strategy, practices and initiatives related to corporate responsibility and sustainability, including environmental, social and governance (ESG) matters, and review with the Board as appropriate; and

•	prepare a report to be included in our proxy statement and provide reports to our Board.

A complete description of the Nominating and Corporate Governance Committee’s function may be found in its charter, which may be accessed through the Corporate Governance section of our main website, accessible through our Investor Relations page at www.spplus.com.

The Nominating and Corporate Governance Committee held three meetings in 2020. Each of the directors who served on the Nominating and Corporate Governance Committee during 2020 attended all of the meetings held during his or her tenure.

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EXECUTIVE OFFICERS

The table below sets forth certain information regarding our executive officers that are not identified in the table under “Board and Corporate Governance Matters-Nominees for Director.”

Name	Age	Position
Kristopher H. Roy	46	Chief Financial Officer & Treasurer
Robert A. Miles	59	President, Bags
John Ricchiuto	64	President, Airport Division
Robert M. Toy	64	President, Commercial Division

Kristopher H. Roy has served as Chief Financial Officer & Treasurer since September 2019. Mr. Roy served as Senior Vice President and Corporate Controller from 2015 through August 2019. He joined our company in 2013 as Vice President and Assistant Controller. Prior to joining the company, Mr. Roy served as Global Director of Accounting, Consolidation, and Financial Systems at CNH Industrial N.V. and its predecessor from March 2013 to December 2013. He was a Senior Manager with Ernst & Young, LLP from 2009 until 2013. Mr. Roy is a Certified Public Accountant and earned his Bachelor of Arts degree from Michigan State University.

Robert A. Miles has served as President, Bags since 2013. Prior to joining Bags in 2013, Mr. Miles served as Senior Vice President of Strategy, Business, Development & External Affairs for Orlando Health from 2005 to 2013. Mr. Miles was the Executive Vice President/Chief Financial Officer/Chief Operating Officer for Test Rite Products Corporation from 2003 to 2005. From 2000 to 2002, Mr. Miles served as the Chief Operating Officer for Saull Enterprises, Inc. Mr. Miles served as the Chief Financial Officer for National Healing Corporation between 1998 and 2000 and as Director of Finance for Orlando Health from 1993 to 1998. From 1985 to 1992, Mr. Miles served as a Manager at Ernst & Young. Mr. Miles earned his Bachelor of Science degree and Master of Accountancy from Florida State University.

John Ricchiuto has served as President, Airport Division since May 2019. Mr. Ricchiuto served as Executive Vice President, Operations from 2002 until May 2019, as Senior Vice President-Airport Properties Central and Eastern United States from 1994 until 2002, and Vice President-Airport Properties Central from 1993 until 1994. Mr. Ricchiuto joined our company in 1980 as a management trainee. Mr. Ricchiuto holds a B.S. degree from Bowling Green University.

Robert M. Toy has served as President, Commercial Division since March 2017 and as President of Urban Operations from January 2016 through February 2017. Mr. Toy also served as Executive Vice President from October 2012 through February 2017. Prior to joining our company, Mr. Toy served as Senior Vice President of Field Operations of Central Parking Corporation from 2010 to October 2012, and in other capacities since 1999. He began his career with Central as Executive Vice President of USA Parking System, Inc. Mr. Toy attended the University of Kentucky where he majored in Business Administration.

SP+ CORPORATION 2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion & Analysis (this “CD&A”) describes the material components of the executive compensation program applicable to our NEOs.  While the discussion in the CD&A focuses on our NEOs, many of our executive compensation programs apply broadly across our executive ranks.

Our NEOs for the fiscal year ended December 31, 2020 were:

•	G Marc Baumann, our President and CEO and a member of our Board of Directors;
•	Kristopher H. Roy, our Chief Financial Officer;
•	Robert A. Miles, our President, Bags;
•	John Ricchiuto, our President, Airport Division; and
•	Robert M. Toy, our President, Commercial Division.

Executive Summary

2020 Business Performance and COVID-19 Response

Just as 2019 was a record year for SP+ in terms of accelerating our strategy and delivering strong gross profit growth, 2020 was among our most difficult years as a business. The unprecedented challenges, including a global health pandemic and significant social unrest across the U.S., affected our team, our clients, our customers and our business.

In the face of these challenges, the Company took swift action to protect the health and safety of our employees and customers and adapt our business model, while effectively executing on our long-term strategy to generate long-term value for our stakeholders. Some of these actions included:

•

Acting quickly to provide a safe environment for our employees and customers, including activating COVID-19 health and safety teams to rapidly review changing guidelines and enact best practices, rolling out enhanced cleaning measures, training and social-distancing guidelines and developing and deploying our COVID-19 playbook designed to ensure safe-reopening of our facilities.

•

Focusing on operational excellence, including reorganizing our Aviation and Commercial Segments to continue to deliver high quality, client-centric solutions more efficiently and making structural changes to our portfolio of contracts that improved visibility and reduced our costs for the long-term.

•

Maintaining strategic focus to adapt to changing consumer preferences, including accelerating our technology strategy and launching SphereTM, Technology by SP+, our comprehensive, single-source suite of technology solutions that enable frictionless mobility, and designing and marketing products to address consumer preferences away from shared mobility and the subsequent need for off-street parking and more actively managed on-street parking.

•

Disciplined financial management, including mitigating the impact on liquidity by securing an additional $45 million of liquidity and covenant flexibility under our senior secured credit facility early on in the pandemic; reducing G&A by 22% and adjusted G&A by 28% versus 2019; and generating operating cash flow of $40.2 million and free cash flow of $28.7 million, all despite the challenging environment.

•

Driving a more inclusive work environment, including the launch of our Inclusion Council and our Diversity Equity and Inclusion employee opinion survey and our continued support of the SP Plus Woman’s Advisory Forum.

•

SP+ CORPORATION 2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

	Year Ended December 31, 2020		Year Ended December 31, 2019

In millions except per share	Reported	Adjusted (1)	Reported	Adjusted (1)

Gross profit (2)	$30.4	$128.6	$228.1	$228.1
General and administrative expenses (2)	$85.4	$77.3	$109.0	$107.7
Net income attributable to SP Plus (2)	$(172.8)	$9.3	$48.9	$60.5
Earnings per share (2)	$(8.21)	$0.44	$2.20	$2.73
EBITDA (1)(2)	NA	$51.4	$116.2	$117.5
Net cash provided by operating activities	$40.2	NA	$76.0	NA
Free cash flow (1)	$28.7	NA	$60.3	NA

(1)	Refer to the financial tables set forth in Appendix A for a reconciliation of all non-GAAP financial measures to U.S. GAAP.
(2)

Adjusted gross profit, adjusted general and administrative expenses, adjusted net income attributable to SP Plus, adjusted earnings per share attributable to SP Plus (“adjusted EPS"), adjusted earnings before interest, income taxes, depreciation and amortization (“adjusted EBITDA") and free cash flow are all non-GAAP financial measures that exclude, for the periods presented, (a) restructuring, acquisition and integration related costs, including severance costs resulting from COVID-19, (b) impairment charges, (c) the amortization of acquired intangible assets, (d) gain/loss on termination of joint ventures, and (e) non-routine tax items.  Please refer to the accompanying financial tables for a reconciliation of these adjusted measures to U.S. GAAP.

2020 Compensation Overview

Our NEOs showed exceptional leadership, resilience and discipline as they executed our strategy to drive long-term growth despite the difficult business environment.  Nonetheless, compensation for our NEOs was reduced to reflect the impact of the COVID-19 pandemic on our business.  The following elements of compensation were earned by, or awarded to, our NEOs in 2020:

•

Base Salary – At the onset of the COVID-19 pandemic, each of our respective NEOs voluntarily agreed to temporarily reduce his base salary in light of the uncertainty of the depth and duration of the pandemic.  From April to October, Mr. Baumann reduced his salary by 40% and the remaining NEOs each reduced his respective salary by 20%.  However, as a result of the swift actions taken by management noted above, performance stabilized and the Company was able to restore base salaries across the organization, including for the NEOs.  This resulted in each NEO earning his full base salary in 2020.  In addition, no NEO received an increase in base salary in 2020, other than our CFO who received a raise in October 2020 to bring him to a market-competitive base salary.  The actions taken in 2020 with respect to base salaries of our NEOs are described in more detail under the caption “2020 Compensation Decisions – 2020 Base Salary” below.

•

Management Incentive Compensation Program – Despite the strong management performance, including the factors outlined above, there was no payout under our annual bonus plan as the threshold financial metrics were not achieved.  As such, none of our NEOs received an award under the Management Incentive Compensation Program.  The actions taken in 2020 with respect to the management incentive compensation program for our NEOs are described in more detail under the caption “2020 Compensation Decisions – 2020 Management Incentive Compensation Program Payouts and Performance Analysis” below.

•

Perquisites and Other Compensation – At the onset of the pandemic, starting in April, each of our NEOs voluntarily gave up perquisite benefits and other compensation, including 401(k) match, company-paid parking and club dues.

•

Long-Term Incentive Plan – Each NEO has a meaningful amount of compensation tied to the performance of our stock through a performance-based incentive program under our Long-Term Incentive Plan (the “Performance Share Plan”). Performance share units issued under this program are earned upon the achievement of a pre-determined threshold of cumulative adjusted free cash flow over a three-year period.  For the 2018-2020 PSU cycle, due to the impact of the pandemic, we achieved adjusted free cash flow over the three-year period of $237.2 million.  At the end of 2019, the plan was projected to payout at 95% of target assuming the 2020 free cash flow results were at plan target.  The Compensation Committee considered the extraordinary effort and outcomes delivered by the management team during these unprecedented times described above under the heading 2020 Business Performance and COVID-19 Response, and exercised its discretion to pay out at 95% of target.  The actions taken in 2020 with respect to the performance shares program for our NEOs are described in more detail under the caption “2020 Compensation Decisions – 2020 Long-Term Incentive Plan Payouts and Performance Analysis” below.

SP+ CORPORATION 2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Competitive Positioning

Our compensation program is designed to reward employees for producing sustainable growth for our stockholders and to attract, motivate and retain top talent in the industry. Like most companies, we use a combination of fixed and variable, “at-risk” compensation programs to help align the interests of our executives with our stockholders. This “pay-for-performance” philosophy forms the foundation of our Compensation Committee’s decisions regarding compensation. Underlying these decisions is the Compensation Committee’s beliefs that the labor market for the type of talent we require is limited, and that our executives are among the most capable and highest performing in the industry.

Our Compensation Committee believes that the compensation of our NEOs must be closely aligned with our performance, on both a short- and long-term basis, at responsible levels that are consistent with our cost-conscious culture. At the same time, this Committee recognizes that our compensation programs must be designed to attract and retain key executives, many of whom are responsible for developing, nurturing and maintaining the client relationships that are important to producing superior results for our stockholders.

As the independent consultant to the Compensation Committee, Willis Towers Watson periodically conducts market-based assessments as to the competitiveness of our officers’ total pay opportunities. This competitive analysis found, for both the NEOs and the broader management team, the following:

•

Our cash compensation (base and target bonus) is generally competitive with market norms with the exception of the CFO, which fell below market median. We took action in 2020 to narrow the CFO’s base pay gap as evidenced by the market adjustment mentioned above.

•	Annualized long-term incentive compensation is generally below market median for all NEOs.
•

Total direct compensation levels (both actual and target) vary in competitiveness from individual to individual. Four out of our five NEOs, including our CEO and our current CFO, are positioned below the market median. One of our NEOs is at market median.  This is largely due to lower annualized long term incentive values.

We continue to use published survey data as a broad indicator of market performance, but we do not benchmark against specific companies through a “peer group” or within such surveys. We operate in a large and fragmented industry with no direct public competitors. Accordingly, we do not use data that are specific to any company within the surveys. These surveys represent a broad group of general industry and service industry companies. We believe that the aforementioned survey sample is appropriate because it provides a significant sample size, includes reasonably accurate executive position matches for benchmarking purposes, and includes companies from other industries from which we might potentially recruit.

Given the information obtained from the current and previous compensation studies, the Compensation Committee has informally adopted a guideline that targets total cash compensation and equity in the 50th percentile range, for executive officers. This range, is merely a guideline, as the Compensation Committee does not believe in fixing compensation levels based only on market comparisons. Rather, the Compensation Committee believes that other factors should be considered and weighted appropriately, including, but not limited to:

•	the history underlying our current compensation levels;
•	relative compensation levels among our senior executives;
•	pay levels in our industry; and
•	our overall performance in relation to the performance of other companies in our industry.

Our actual cash compensation practice is to target the market median when our company performance is in line with our financial goals.

Reasonableness of Compensation

We manage our pay structure and make compensation decisions using a combination of policies, practices and inherent logic. We have a “pay-for-performance” culture as exemplified by our management of salaries, bonus compensation and equity compensation. Base salaries may be adjusted to provide market-based increases, and our executives’ true upside potential has been provided through bonuses and stock-based award opportunities available under our annual cash and long-term incentive plans.  After considering all components of the compensation paid to the NEOs, the Compensation Committee has determined that the compensation arrangements are reasonable and appropriate given our overall performance, market for talent, executive retention and business strategy.

SP+ CORPORATION 2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Objectives and Program Components

Our overall compensation philosophy is governed by three fundamental objectives:

•	attracting and retaining qualified key executives, many of whom are responsible for developing, nurturing and maintaining the client relationships that are critical to our business;
•	motivating performance to achieve specific strategic and operating objectives of our company; and
•	aligning executives’ interests with the long-term interests of our stockholders.

Our NEO compensation consists primarily of the following elements: base salary; annual incentive bonus under our Management Incentive Compensation Program; compensation under our Long-Term Incentive Plan, which includes the Performance Share Program, stock-based grants and Career Restricted Stock Units; perquisites and personal benefits; and retirement benefits and deferred compensation opportunities.

The Compensation Committee reviews the executive compensation program and NEO compensation on an annual basis. The use and relative contribution of each compensation element is based on a discretionary determination by the Compensation Committee of the importance of each compensation element in supporting our financial and strategic objectives, after taking into consideration the recommendations of our CEO.

The primary elements of our 2020 executive compensation program were:

Compensation Element	Compensation Objective	Performance Metric	Characteristics	Time Horizon
Base Salary	• Attract and retain qualified executives	• None	• Market-competitive, fixed level of compensation	• Annual
Management Incentive Compensation Program	• Attract and retain qualified executives • Motivate performance to achieve specific strategies and operating objectives in the short term	• Company Adjusted EBITDA	• At target, annual incentive provides market-competitive total cash opportunity • At-risk compensation	• Annual
Performance Share Program	• Attract and retain qualified executives • Motivate performance to achieve specific strategies and operating objectives in the medium term • Align NEOs’ and stockholders’ long-term interests	• Cumulative Company Adjusted Free Cash Flow	• PSU awards paid in shares of SP Plus common stock • At-risk compensation	• Three years
Other Stock-Based Grants	• Attract and retain qualified executives • Motivate performance to achieve specific strategies and operating objectives over the long term • Align NEOs’ and stockholders’ long-term interests	• RSUs-none	• Typically RSUs are granted with cliff vesting	• Two to five years

Base Salary

Base salary is a critical element of NEO compensation because it is the source of an officer’s consistent income stream and is the most visible barometer of evaluation vis-à-vis the employment market. In establishing and reviewing base salaries, the Compensation Committee considers various factors that include the executive’s qualifications and experience, scope of responsibilities, internal pay equity, past performance and achievements, future expectations that include the executive’s ability to impact short-term and long-term results, as well as the salary practices at other comparable companies. We strive to provide our NEOs with a competitive base salary that is in line with their roles and responsibilities when compared to companies of comparable size.

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COMPENSATION DISCUSSION AND ANALYSIS

Management Incentive Compensation Program

Our NEOs participate in our Management Incentive Compensation Program, which provides for an annual cash incentive bonus. Our Compensation Committee oversees this program.  By creating target awards and setting performance objectives at the beginning of each fiscal year, our NEOs have the proper incentives to attain key performance metrics. The target bonus opportunities are fixed and subject to change only via approval of the Compensation Committee.

In order to calculate the payout under the Management Incentive Compensation Program, the target bonus amount is multiplied by our Company Adjusted EBITDA achievement percentage.  The total of that is then multiplied by the business unit attainment percentage for those NEOs whose payout under this program is based on both a company adjusted EBITDA target and a business unit performance metric.  Payouts can range from 0% to 150% of “adjusted” target (after applying the company performance factor).

The target bonuses, metrics, weightings, level of achievement and awards are reported in the tables set forth under “2020 Annual Incentive Compensation Payouts and Performance Analysis,” below.

Long-Term Incentive Plan

Because one of our basic compensation objectives is to align our executives’ interests with the long-term interests of our stockholders, we make annual equity grants to our executives in the form of performance share units, as further described below. In 2019, our Board adopted new, more robust executive stock ownership requirements, as described under the caption “Executive Stock Ownership Requirements” below.

Performance Share Program. The objective of granting performance share units is to link compensation to business performance, encourage ownership of our common stock, retain executive talent, and incentivize and reward executive performance. The Performance Share Program provides participating executives with the opportunity to earn common stock if performance targets for adjusted pre-tax free cash flow are achieved over the cumulative three-year period and recipients satisfy service-based vesting requirements.  The Board may choose to discontinue the plan or change the performance measures in future performance periods.

For purposes of the Performance Share Program, reported free cash flow for each performance period will be adjusted for any one-time expenses, benefits, cash payments or receipts made for acquisitions, joint ventures or other transactions; one-time expenses and benefits related to the sale or disposition of assets; legal costs for one-time, non-recurring items that are non-core; cash taxes paid; and significant refinancing costs and expenses (e.g., credit agreement).

The number of performance shares set aside at the onset of the performance period is determined by dividing the annual award values established for our NEOs by the closing share price of our common stock on the first day of the applicable performance period. The performance share units issued under the Performance Share Program do not vest until the end of the performance period upon attainment of the performance goals. However, once the performance shares vest, they are no longer subject to forfeiture unless the executive is in violation of the non-compete provisions of the executive’s Performance Share Unit Agreement.

The target Performance Share Plan metrics and awards are reported in the tables set forth under “2020 Long-Term Incentive Plan Payouts and Performance Analysis,” below.

Other Stock-Based Grants.  Periodically, stock awards may be made in the form of RSUs to senior executives, depending on individual performance and the environment for senior executive leadership talent. The RSUs typically vest two to five years from the date of issuance and represent the right to receive shares of common stock upon vesting. The number of shares subject to each RSU award is calculated based on the closing share price of our common stock on the date of issuance. The final value of the RSUs depends on the change in stock price over the vesting period. The Compensation Committee believes that these RSUs help to retain executives because they have value upon vesting regardless of stock price.

Career Restricted Stock Units. In 2008, the Compensation Committee and our Board approved a one-time grant of career restricted stock units to our senior management team designed to help retain, for their full careers, the caliber of senior leaders needed to position our company for growth in the future. To discourage these leaders from joining competitors, one-third of these RSUs vested after ten years of continuous service, one-third vested after eleven years of continuous service, and the final one-third vested after twelve years of continuous service. Anyone reaching retirement age (typically age 65) before the expiration of the twelve-year period is entitled to have all restrictions removed at age 65. No additional career restricted stock units have been issued since 2008.

SP+ CORPORATION 2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Perquisites and Personal Benefits

We provide our NEOs with certain limited perquisites and personal benefits. We believe that perquisites are often a way to provide the NEOs with additional annual compensation that supplements their base salaries and bonus opportunities and are intended to ensure productivity. Perquisites include such things as parking and club memberships. When determining each NEO’s base salary, we take the value of each NEOs’ perquisites and personal benefits into consideration.

The perquisites and personal benefits paid to each NEO in 2020 are reported in column (i) of the Summary Compensation Table, below, and further described in the footnotes thereto.

Retirement Benefits and Deferred Compensation Opportunities

Deferred compensation is a tax-advantaged means of providing certain NEOs with additional compensation that supplements their base salaries and bonus opportunities, including our 401(k) plan. In addition, we have entered into various agreements over the years with certain NEOs that provide for various retirement benefits and deferred compensation opportunities.

Employment Agreements

Historically, we have maintained employment agreements with all of our NEOs. It is customary in our industry for senior executives to have employment agreements because it encourages employment continuity and is a practical means to ensure that client relationships are protected through the legal enforcement of protective covenants, including the covenant not to compete and the covenant not to solicit customers and employees. Moreover, these agreements were created in part to ensure executive continuity because we had no programs with substantial executive retention value through the creation of forfeiture risk (e.g., pension plan, restricted stock, etc.) until 2007. Hence, executive retention and protection of our interests have been created in part through the use of employment agreements.

In general, the employment agreements of the NEOs have provisions that are triggered if they are terminated for various reasons. Please see the “Payments and Potential Payments Upon Termination or Change-in-Control” section below for a description of the potential payments that may be made to the NEOs in connection with their termination of employment or a change-in-control, and “Executive Compensation-Employment Agreements” for a more detailed description of the employment agreements of our NEOs.

2020 Compensation Decisions

All our NEOs have entered into employment agreements with us, and their compensation is governed largely by their respective employment agreements. The compensation program for our NEOs is focused on incentive-based compensation, consistent with our philosophy of creating long-term value for our stakeholders. As a result, the majority of our NEO’s compensation is considered “at-risk”.

The mix of fixed and variable compensation at target and realized pay for Mr. Baumann earned in 2020 is reflected below.

Taking into consideration his actual salary, earned annual incentive bonus payout (which was zero), and the actual stock awards for the 2018-2020 PSU cycle (which was 95% of target), Mr. Baumann earned $2,072,846 in 2020, which was approximately 63% of his 2020 annual total target compensation of $3,300,000.

SP+ CORPORATION 2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Taking into consideration the actual salary, earned annual incentive bonus payout, and earned stock awards vested in 2020, our other NEOs as a group earned, on average, 71% of their total annual target compensation in 2020.

2020 Base Salary

In 2020, none of our NEOs other than our CFO, Mr. Roy, received a base salary increase. In addition, each of our NEOs voluntarily reduced his salary from April to October, with Mr. Baumann reducing his salary by 40% and each of the other NEOs reducing his salary by 20%.  Due to the strong leadership and swift actions taken by Mr. Baumann and the management team to navigate through the COVID-19 pandemic, the salary of each individual who took a pay reduction, including each of our NEOs, was reinstated. This resulted in each NEO earning his full base salary in 2020.

The table below reflects the base salary for each of our NEOs in 2020.

Name	2019 Salary($)	2020 Salary($)	% Increase (Decrease)

G Marc Baumann	800,000	800,000	—
Kristopher H. Roy (1)	350,000	350,000	—
Robert A. Miles	—	368,000	—
John Ricchiuto	440,000	440,000	—
Robert M. Toy	550,000	550,000	—

(1)	Effective October 1, 2020, our CFO received a salary increase from $350,000 to $425,000 to address market competitiveness in his current position. This was a 21.4% increase in his base salary.

2020 Management Incentive Compensation Program Payouts and Performance Analysis

Our annual bonus program in 2020 for our NEOs was designed to reward year-over-year growth in Company Adjusted EBITDA and business unit performance.  In order to receive a payout under this program, the Company needed to achieve a minimum EBITDA of approximately $116.3 million. If this minimum threshold is not achieved the plan does not pay out. Due to the impact of COVID-19 on our business, we did not achieve this minimum threshold and the annual bonus plan did not pay out, as shown in the table below.

Name	Base Salary ($)	Target Bonus ($)	Threshold Bonus ($)	Maximum Bonus ($)	Actual Bonus ($)	Actual Bonus as % of Target (%)

G Marc Baumann	800,000	800,000	400,000	1,200,000	0	0
Kristopher H. Roy (1)	350,000	150,000	75,000	225,000	0	0
Robert A. Miles (2)	368,000	200,000	100,000	300,000	0	0
John Ricchiuto (2)	440,000	200,000	100,000	300,000	0	0
Robert M. Toy (2)	550,000	250,000	125,000	375,000	0	0

(1)	Effective October 1, 2020, our CFO received a salary increase from $350,000 to $425,000 to address market competitiveness in his current position. This was a 21.4% increase in his base salary.
(2)

The target bonus for Messrs. Miles, Ricchiuto and Toy are first multiplied by the company adjusted EBITDA attainment percentage.  If this calculation produces an “adjusted” bonus opportunity, then the adjusted bonus amount is subject to the business unit EBITDA attainment percentage to determine the final bonus.

The Compensation Committee believes that the Company Adjusted EBITDA measure for our CEO and the other NEOs that participate in the program is the appropriate measure of performance at this time. This measure may be modified as circumstances warrant, including possible adjustments due to acquisitions and other atypical events.

2020 Long-Term Incentive Plan Payouts and Performance Analysis

2018-2020 Performance Share Unit Cycle

Payouts under the Performance Share Program vest at the end of three-year performance periods. Payouts for the 2018-2020 performance share unit cycle were based upon our Cumulative Adjusted Free Cash Flow during the cycle.

For the three-year performance period from 2018-2020, Cumulative Adjusted Free Cash Flow was $237.2 million, placing the award at 4% of the target shares.  Given that the Company was ahead of performance expectations in January and February 2020, rather than exclude only the results of Q2, Q3 and Q4, the Compensation Committee exercised discretion as allowed

SP+ CORPORATION 2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

under the plan documents for the 2018-2020 performance cycle to neutralize the impact of COVID-19, given this extraordinary and unforeseeable event, and determined to eliminate 2020 free cash flow performance in its entirety from consideration of the payout percentage for the 2018-2020 cycle.

Adopting this approach, cumulative adjusted free cash flow for the period from 2018-2019 resulted in 95% attainment of the 2-year target. For the performance component for 2020, the Compensation Committee took into account qualitative factors, including the extraordinary effort and outcomes delivered by the management team during these unprecedented times described above under the heading 2020 Business Performance and COVID-19 Response.  As a result, our Compensation Committee approved a payout of 95% for the 2018-2020 performance cycle which resulted in the awards reflected in the table below.

Name	Target Value ($)	Target Shares (#)(1)	Shares Awarded (#)	Actual Value ($)(2)	Realized Value as % of Target (%)

G Marc Baumann	800,000	21,276	20,213	582,741	0.73
Kristopher H. Roy	75,000	1,994	1,895	54,633	0.73
Robert A. Miles (3)	—	—	—	—	—
John Ricchiuto	200,000	5,319	5,054	145,707	0.73
Robert M. Toy	300,000	7,978	7,580	218,531	0.73

(1)

Target shares are calculated by dividing the stock price at the beginning of the performance period ($37.60 on January 2, 2018) into the target value established for our NEOs, rounded to the nearest full share.

(2)	Based on the closing price per share of our common stock on December 31, 2020 ($28.83).
(3)	Mr. Miles did not receive an award under the 2018-2020 performance share program as he was not employed by the Company at the time of the grant.

2020-2022 Performance Share Unit Cycle

In March 2020, the Compensation Committee established the payout formula for the 2020-2022 PSU cycle under the Performance Share Program equal to one percent for every $3 million of cumulative three-year Adjusted Free Cash Flow over $266 million up to a $398 million cap with $333 million as the target.

Performance Level	Cumulative Three- Year Free Cash Flow (millions)($)	Performance Payout* (%)

Maximum	398.0	200
Target	333.0	100
Threshold	266.0	0

*	If our cumulative three-year Adjusted Free Cash Flow falls between performance levels, the performance payout percentage is determined by linear interpolation between such performance levels.

On March 6, 2020, the Compensation Committee also established the threshold, target and maximum payout levels for our NEOs under the 2020-2022 PSU cycle.  The table below provides information about the value of the awards based on threshold, target and maximum payout levels for the cumulative three years of the performance period:

Name	2020-2022 Threshold ($)	2020-2022 Threshold (#)(1)	2020-2022 Target ($)	2020-2022 Target (#)(1)	2020-2022 Maximum ($)	2020-2022 Maximum (#)(1)

G Marc Baumann	550,000	18,619	1,100,000	37,237	2,200,000	74,474
Kristopher H. Roy	37,500	1,269	75,000	2,538	150,000	5,076
Robert A. Miles	100,000	3,385	200,000	6,770	400,000	13,540
John Ricchiuto	100,000	3,385	200,000	6,770	400,000	13,540
Robert M. Toy	150,000	5,078	300,000	10,155	600,000	20,310

(1)

The number of performance shares set aside at onset of the performance period is determined by dividing the stock price at the beginning of the performance period ($42.42 on January 2, 2020) into the annual award values established for our NEOs.

2018 Supplemental Performance Share Unit Plan and Restricted Stock Units

In May 2018, the Compensation Committee awarded Mr. Baumann a one-time, stock-based grant to address an on-going gap in the market competitiveness of his overall compensation.  Pursuant to the award, Mr. Baumann was granted 11,968 restricted stock units and performance share units representing 11,968 shares.  Per the terms of the award, the restricted stock units

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COMPENSATION DISCUSSION AND ANALYSIS

vested in full on December 31, 2020 and the performance share units vested upon the achievement of cumulative three-year adjusted EBITDA of $276.0 million.  Actual adjusted EBITDA for the period was $264.6 million, however, the Compensation Committee exercised discretion as allowed under the plan documents to neutralize the impact of COVID-19, given this extraordinary and unforeseeable event.  The Compensation Committee considered the actions taken and results delivered by Mr. Baumann during these unprecedented times as described above under the heading 2020 Business Performance and COVID-19 Response.  As a result, 2018-2019 adjusted EBITDA was $213.2 million versus a 2-year threshold of $184 million and on that basis, the Compensation Committee approved the vesting of the 11,968 performance shares.

Stock-Based Grants

In March 2018, the Compensation Committee awarded Mr. Ricchiuto and Mr. Toy a one-time grant of RSUs to address an on-going gap in market competitiveness. Mr. Ricchiuto and Mr. Toy each received 7,978 shares, all of which vested on December 31, 2020.

In February 2021, the Compensation Committee awarded executives of the Company, including our NEO’s, a one-time grant of RSUs designed to help retain key executives during this critical time to support the future growth of the Company.  These RSUs vest in full on December 31, 2022. These amounts of the awards granted to each of our NEOs are shown in the table below.

Name	RSUs Granted (#)

G Marc Baumann	22,906
Kristopher H. Roy	4,116
Robert A. Miles	5,842
John Ricchiuto	5,584
Robert M. Toy	6,980

Say-on-Pay Advisory Vote

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires public companies to provide their stockholders with an advisory vote to approve executive compensation at least once every three years. At our annual meeting of stockholders in 2017, our stockholders approved a proposal to hold a stockholder advisory vote on executive compensation every year.

This proposal, commonly known as a “Say-on-Pay” proposal, gives stockholders the opportunity to endorse or not endorse our executive pay program and policies. In connection with Proposal No. 3 set forth in this Proxy Statement, the Board has again recommended that stockholders consider and cast a non-binding advisory vote on a resolution approving 2020 NEO compensation. We are providing this stockholder advisory vote on our executive compensation in accordance with Section 14A of the Exchange Act and Exchange Act Rule 14a-21(a)

Prior Say-on-Pay Advisory Vote

Our Board values our stockholders’ feedback and pays careful attention to communications from our stockholders regarding our executive compensation practices. Our executive compensation program is designed to pay for performance and to align the long-term interests of our NEOs and other members of our management team with the long-term interests of our stockholders, as discussed in more detail throughout this Proxy Statement. We believe these design and alignment principles help to ensure an appropriate balance between risk and reward; while our incentive compensation arrangements do not encourage employees to take unnecessary or excessive risks, our employees are rewarded for executing on our financial and strategic objectives. Further, the Compensation Committee and the Board believe that the compensation policies and procedures articulated in this Proxy Statement are effective in furthering our achievement of short-term, medium-term and long-term business goals, and that the compensation of our NEOs reported in this Proxy Statement, which is structured to motivate superior individual performance, has supported and contributed to our success.

At our last annual meeting, our advisory vote to approve compensation paid to our 2020 NEOs received the strong support of our stockholders (approximately 97.2% of the shares represented in person or by proxy and entitled to vote).  Based on the results of last year’s Say-on-Pay vote, our Compensation Committee determined to keep the structure of our executive compensation program for 2021 substantially similar to the structure of the executive compensation program for 2020, including the Performance Share Program described herein. As we continue to refine our compensation program, policies and practices going forward, we will continue to consider stockholder feedback.

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COMPENSATION DISCUSSION AND ANALYSIS

Role of the Compensation Committee

Our Compensation Committee has administered our executive compensation program since the committee was established in conjunction with our initial public offering. Broadly stated, the Compensation Committee’s overall role is to oversee all of our compensation plans and policies, administer our equity plans and policies, approve equity grants to our executive officers and review and approve all compensation decisions relating to the NEOs. As in the past, our Compensation Committee engaged Willis Towers Watson in 2020 as a consultant to assist in addressing and discharging its duties and obligations. As required by the SEC, the Compensation Committee has determined Willis Towers Watson has no conflicts of interest with our company and is independent.

Role of Management

Our CEO and Chief Human Resources Officer regularly and routinely work with our Compensation Committee throughout the year, with input as appropriate from our outside legal counsel, as well as from the Compensation Committee’s compensation consultant. Our CEO plays an integral and instrumental role in making specific recommendations to the Compensation Committee regarding the compensation for all of the NEOs other than the CEO himself. Our Board decides the compensation of our CEO following recommendations made by the Compensation Committee.

Executive Stock Ownership Requirements

In order to align the interests of our senior executives with those of our stockholders, we implemented stock ownership requirements for our senior executives in January 2007, and, at December 31, 2020, all of our NEOs who were then-serving as senior executives were in compliance with these executive stock ownership requirements. On March 6, 2019, our Board adopted new, more robust executive stock ownership requirements for the same purpose, and also to help attract, motivate, and retain a talented and creative executive team while further promoting our commitment to sound corporate governance. Under the new stock ownership requirements, our CEO is required to own and continuously hold a number of shares of our common stock and RSUs with a total value at least equal to three times his base salary. Our other executive officers and senior executive officers are required to own and continuously hold a number of shares of our common stock and RSUs with a total value at least equal to two times his or her base salary.  Our current NEOs are expected to achieve these ownership requirements by March 6, 2022, the third anniversary of the date the new ownership requirements were adopted.

Tax and Accounting Considerations

We measure stock-based compensation expense at the grant date, based on the fair value of the award, and the expense is recognized over the requisite employee service period (generally, the vesting period) for awards expected to vest.  We account for forfeitures of stock-based awards when they occur.  Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued.

Section 162(m) of the Internal Revenue Code limits the deductibility of compensation paid to certain executive officers to $1 million per year.  Historically, compensation that qualified as “performance-based compensation” under Section 162(m) of the Internal Revenue Code was not subject to this $1 million limit and, although we reserved the right to pay compensation that did not qualify as performance based from time to time, our compensation programs were designed to permit us to deduct compensation expense under Section 162(m) of the Internal Revenue Code.  The ability to rely on this performance-based exception was eliminated in 2017 (generally, and subject to certain transition rules, effective in 2018 and beyond), and the limitation on deductibility was generally expanded to include all NEOs.  The Compensation Committee has and will continue to take into consideration Section 162(m) in establishing compensation of our executives but considers other factors and business needs as well.  Interpretations of and changes in applicable tax laws and regulations as well as other factors beyond our control also can affect deductibility of compensation.  For these and other reasons, the Compensation Committee has determined that it will not necessarily seek to limit executive compensation to the amount that is deductible under Section 162(m) of the Code.

Relationship Between Compensation Plans and Risk

The Compensation Committee has concluded that it is not reasonably likely that the risks arising from our compensation policies and practices would have a material adverse effect on our company. In reaching this conclusion, the Compensation Committee considered the following factors:

•

In 2019, Willis Towers Watson conducted a risk assessment of our executive compensation policies and practices and concluded that we do not compensate or incentivize our executives in a manner that creates risks that are reasonably likely

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COMPENSATION DISCUSSION AND ANALYSIS

to have a material adverse impact on our company and that, on an overall basis, our executive compensation program aligns with current market practices, contains an appropriate balance of risks versus rewards, and incorporates appropriate risk mitigating factors.

•	Our compensation program is designed to provide a mix of both fixed and variable incentive compensation with no one component of pay providing a disproportionate segment of the whole; and
•	Our compensation is balanced between a variety of different measures and both short-term and long-term incentives are designed to reward execution of our short-term and long-term corporate strategies.

Clawback Policy

We believe that it is in the best interest of our company and our stockholders to maintain a culture that emphasizes integrity and accountability, including as to financial reporting matters.  Accordingly, on March 6, 2019, our Board adopted a clawback policy. This policy provides for the recoupment of certain executive officer compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the federal securities laws. This policy is administered by the Compensation Committee, and it applies to Incentive Compensation paid, granted or otherwise awarded to our current and former executive officers. “Incentive Compensation” includes annual bonuses and other short- and long-term cash incentive awards, stock options, restricted stock awards and other equity or equity-based awards, but does not include restricted stock or similar awards subject to only time-based vesting. In addition, our Restricted Stock Unit Agreements and Performance Share Unit Agreements entered into with each of the NEOs contain a clawback provision that allows us to recover shares if the participant violates certain protective provisions.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed with management the foregoing “Compensation Discussion and Analysis,” and, based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement on Schedule 14A for filing with the SEC.

By the Compensation Committee,
Wyman T. Roberts (Chair) Karen M. Garrison Gregory A. Reid

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation earned, awarded or paid for services rendered to us in all capacities for the fiscal years ending December 31, 2020, 2019 and 2018 by our Principal Executive Officer (“PEO”), our Principal Financial Officer (“PFO”), and our other three NEOs.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($)(1) (e)	Non-Equity Incentive Plan Compensation ($)(2) (g)	All Other Compensation ($) (i)	Total ($) (j)

G Marc Baumann	2020	800,031	—	982,526	—	59,934(3)	1,842,491
Chief Executive Officer;	2019	800,031	—	1,253,397	880,000	101,506	3,034,934
President (PEO)	2018	800,031	—	1,638,137	609,600	128,066	3,175,834
Kristopher H. Roy	2020	365,369	—	111,624	—	7,126(4)	484,119
Chief Financial Officer (PFO)	2019	307,434	50,000	313,307	139,333	8,760	818,834
Robert A. Miles	2020	363,782	—	178,613	—	3,804(5)	546,199
President, Bags
John Ricchiuto	2020	440,017	—	178,613	—	5,247(6)	623,877
President of Airport Division	2019	436,188	—	227,878	280,500	12,039	956,605
	2018	434,612	—	476,432	258,064	11,849	1,180,957
Robert M. Toy	2020	550,021	—	267,958	—	12,220(7)	830,199
President of Commercial Division	2019	550,021	—	341,817	294,938	12,360	1,199,136
	2018	543,675	—	573,618	190,500	12,210	1,320,003

(1)	The amounts shown in column (e) for 2020 represent the aggregate grant date fair value of the 2020-2022 performance share unit (PSU) awards which were granted under the Long-Term Incentive Plan.

The fair value of the PSU awards granted to all NEOs under the Performance Share Program is based on the closing price of our common stock ($37.89) on March 6, 2020 (grant date), and is calculated at the target share payout for the cumulative three years of the performance period. For information about the threshold and maximum payout amounts under the PSU awards, see the “Grants of Plan-Based Awards for 2020” table below.

The amounts shown in column (e) were computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, not the actual amounts paid to or realized by the NEOs during our 2020, 2019 and 2018 fiscal years. An explanation of the methodology for payouts under our performance stock and restricted stock awards is discussed in the footnotes to the “Grants of Plan-Based Awards for 2019” and “Outstanding Equity Awards at Fiscal Year-End 2020” tables below.

(2)	The amounts for 2020 shown in column (g) reflect cash bonuses paid out at zero pursuant to our Management Incentive Compensation Program for 2020 performance.
(3)

The amount for 2020 shown in column (i) for Mr. Baumann reflects contributions made by us under our 401(k) plan, for group term life insurance, company-paid parking and club dues (until April 2020). Also included are payments in the amount of $45,078 made in 2020 for insurance policies on behalf of Mr. Baumann.

(4)	The amount for 2020 shown in column (i) for Mr. Roy reflects contributions made by us under our 401(k) plan and for group term life insurance.
(5)	The amount for 2020 shown in column (i) for Mr. Miles reflects contributions made by us under our 401(k) plan and for group term life insurance.
(6)	The amount for 2020 shown in column (i) for Mr. Ricchiuto reflects contributions made by us under our 401(k) plan and for group term life insurance.
(7)	The amount for 2020 shown in column (i) for Mr. Toy reflects contributions made by us under our 401(k) plan and for group term life insurance.

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EXECUTIVE COMPENSATION

Grants of Plan-Based Awards for 2020

The following table sets forth summary information regarding RSUs and PSUs granted to our NEOs pursuant to our Long-Term Incentive Plan and bonus amounts achievable pursuant to our Management Incentive Compensation Program during 2020.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			Grant Date Fair Value of Stock

Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)	Awards ($) (j)

G Marc Baumann	1/1/2020	550,000	800,000	1,200,000
	3/6/2020				12,966	25,931	51,862	982,526
Kristopher H. Roy	1/1/2020	75,000	150,000	225,000
	3/6/2020				1,473	2,946	5,892	111,624
Robert A. Miles	1/1/2020	100,000	200,000	300,000
	3/6/2020				2,357	4,714	9,428	178,613
John Ricchiuto	1/1/2020	100,000	200,000	300,000
	3/6/2020				2,357	4,714	9,428	178,613
Robert M. Toy	1/1/2020	125,000	250,000	375,000
	3/6/2020				3,536	7,072	14,144	267,958

(1)

The amounts included in columns (c), (d) and (e) reflect the cash bonus amounts achievable pursuant to our Management Incentive Compensation Program. See “Compensation Discussion and Analysis” for a discussion of timing of various pay decisions.

(2)

On March 6, 2020, the Compensation Committee established the threshold, target and maximum payout levels for the 2020-2022 PSUs granted pursuant to our Long-Term Incentive Plan. These PSUs will vest, if at all, at the completion of the 2020-2022 performance period depending on whether the threshold performance target is met. The threshold award is 50% of the target and the maximum award is 200% of the target. The following table provides additional information about the value of the awards based on threshold, target and maximum payout levels for the cumulative three years of the performance period:

Name	2020-2022 Threshold ($)	2020-2022 Target ($)	2020-2022 Maximum ($)

G Marc Baumann	550,000	1,100,000	2,200,000
Kristopher H. Roy	62,500	125,000	250,000
Robert A. Miles	100,000	200,000	400,000
John Ricchiuto	100,000	200,000	400,000
Robert M. Toy	150,000	300,000	600,000

The Performance Share Program provides participating executives with the opportunity to earn vested common stock if performance targets for pre-tax free cash flow are achieved over the cumulative three-year period and recipients satisfy service-based vesting requirements. If our cumulative three-year Adjusted Free Cash Flow falls between performance levels, the performance payout percentage is determined by linear interpolation between such performance levels.

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EXECUTIVE COMPENSATION

Outstanding Equity Awards at Fiscal Year-End 2020

The following table shows stock awards subject to certain restrictions and other contingencies outstanding on December 31, 2020, the last day of our fiscal year, for our NEOs. No NEO held stock options or stock appreciation rights as of December 31, 2020.

		Stock Awards
Name	Grant Date/ Performance Share Unit Period(1)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested($)(2)

G Marc Baumann	1/1/18-12/31/20 (4)			20,213	582,741
	1/1/18-12/31/20 (4)			11,968	345,037
	1/1/19-12/31/21 (5)			37,237	1,073,543
	1/1/20-12/31/22 (6)			25,931	747,591
Kristopher H. Roy	1/1/18-12/31/20 (4)			1,895	54,633
	1/1/19-12/31/21 (5)			2,538	73,171
	1/1/20-12/31/22 (6)			2,946	84,933
	03/6/2019 (7)	10,155	292,769	—	—
Robert A. Miles	1/1/19-12/31/21 (5)			6,770	195,179
	1/1/20-12/31/22 (6)			4,714	135,905
	03/6/2019 (7)	13,540	390,358
John Ricchiuto	1/1/18-12/31/20 (4)			5,054	145,707
	1/1/19-12/31/21 (5)			6,770	195,179
	1/1/20-12/31/22 (6)			4,714	135,905
Robert M. Toy	1/1/18-12/31/20 (4)			7,579	218,503
	1/1/19-12/31/21 (5)			10,155	292,769
	1/1/20-12/31/22 (6)			7,072	203,886

(1)	For a better understanding of this table, we have included an additional column showing the grant dates of RSUs and the associated performance periods for the PSUs.
(2)	Based on the closing price per share of our common stock on December 31, 2020 ($28.83).
(3)	The shares in the Equity Incentive Plan Awards column represent PSU awards based on target payout, except for the PSUs described in footnote (4), below, that were paid out based on actual performance.
(4)

The performance period for these PSUs ended on December 31, 2020 and the payout was made in the first quarter of 2021 based upon cumulative adjusted free cash flow in 2018 and 2019 for the 2018-2020 performance period.

(5)	The performance period for these PSUs is scheduled to end on December 31, 2021, and the payout, if any, is scheduled to be made in the first quarter of 2022.
(6)	The performance period for these PSUs is scheduled to end on December 31, 2022, and the payout, if any, is scheduled to be made in the first quarter of 2023.
(7)	These RSUs will vest on December 31, 2021.

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EXECUTIVE COMPENSATION

Stock Vested During 2020

The following table provides information on the RSUs and PSUs held by NEOs that vested during 2020. Our company has no outstanding option awards.

	Stock Awards
Name(1)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting($)(5)

G Marc Baumann (1)	44,149	1,272,816
Kristopher H. Roy (2)	1,895	54,633
Robert A. Miles	—	—
John Ricchiuto (3)	27,032	779,333
Robert M. Toy (4)	15,557	448,508

(1)	Comprised of 32,181 PSUs that converted to shares of common stock on a one-for-one basis upon vesting and 11,968 shares underlying RSU’s that vested.
(2)	Comprised of 1,895 PSUs that converted to shares of common stock on a one-for-one basis upon vesting.
(3)	Comprised of 5,054 PSUs that converted to shares of common stock on a one-for-one basis upon vesting, 14,000 shares underlying RSUs that vested and 7,978 shares underlying RSUs that vested.
(4)	Comprised of 7,579 PSUs that converted to shares of common stock on one-for-one basis upon vesting and 7,978 shares underlying RSUs that vested.
(5)	Based on the closing price per share of our common stock on December 31, 2020 ($28.83).

Equity Award Modifications and Re-Pricings

The Compensation Committee made modifications to the 2018-2020 PSU Cycle under our Performance Share Program in 2020. Payouts for the 2018-2020 PSU Cycle were initially based upon cumulative adjusted free cash flow over a three-year period. However, as a result of the extraordinary effort and outcomes delivered by the management in response to COVID-19, the Compensation Committee determined to eliminate 2020 performance from consideration of the payout. Accordingly, the Compensation Committee approved a payout of 95% for the 2018-2020 PSU cycle based on 2018 and 2019 performance. The actions taken in 2020 with respect to the Performance Share Program for our NEOs are described in more detail under the caption “2020 Compensation Decisions – 2020 Long-Term Incentive Plan Payouts and Performance Analysis” above.

We have not engaged in any re-pricings of any outstanding equity awards during the last three fiscal years.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

Our NEOs participated in a Deferred Compensation Plan that provided each with the opportunity to defer an amount which, when combined with his 401(k) plan deferral, will equal the maximum allowable deferral pursuant to the IRS section 415 limits. The following table sets forth the nonqualified deferred compensation of our NEOs that received such compensation for the fiscal year ending December 31, 2020.

Name	Executive Contributions in 2020 ($)(1)	Registrant Contributions in 2020 ($)(2)	Aggregate Earnings (loss) in 2020 ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at 12/31/20 ($)(4)
(a)	(b)	(c)	(d)	(e)	(f)

G Marc Baumann	5,000	2,000	(33,642)	—	275,019
Kristopher H. Roy	34,867	6,064	50,671	—	373,549
Robert A. Miles	3,715	1,546	616	—	5,877
John Ricchiuto	7,150	1,813	34,081	—	569,837
Robert M. Toy	37,659	7,275	48,740	—	489,287

(1)	The amounts included in column (b) are included as Salary in column (c) of the Summary Compensation Table.
(2)	The amounts included in column (c) are included as All Other Compensation in column (i) of the Summary Compensation Table. Registrant contributions were suspended starting April 1, 2020.
(3)	None of the amounts reported in column (d) are reported in the Summary Compensation Table.
(4)

Amounts reported in column (f) for each NEO include amounts previously reported in the Summary Compensation Table in previous years when earned if that executive’s compensation was required to be disclosed in a previous year.

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EXECUTIVE COMPENSATION

CEO Pay Ratio

As required by the Dodd-Frank Act and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our median employee to the annual total compensation of our CEO.

As is permitted under the SEC rules, to determine our median employee, we chose “gross wages” as our consistently applied compensation measure. Using a determination date of December 31, 2020, our employee population was comprised of 12,207 people.  Under the 5% de minimis rule, we excluded 199 non-US employees (approximately 1.6% of our global workforce) in Canada from the employee population used to identify our median employee and calculate the CEO pay ratio. From the remaining 12,008 employees, we identified our median employee. We determined that our median employee’s total compensation was $26,424 calculated in accordance with the SEC rules applicable to the Summary Compensation Table, while our CEO’s total compensation included in the Summary Compensation Table was $1,842,491. Accordingly, our estimated CEO pay ratio is 70 to 1.

This ratio is a reasonable estimate calculated using a methodology consistent with the SEC rules.  As the SEC rules allow for companies to adopt a wide range of methodologies, to apply country exclusions and to make reasonable estimates and assumptions that reflect their compensation practices to identify the median employee and calculate the CEO pay ratio, the ratio may not be comparable to the CEO pay ratios presented by other companies.

Employment Agreements

Mr. Baumann

We entered into an Amended and Restated Executive Employment Agreement with Mr. Baumann dated and effective as of June 1, 2019, to serve as our CEO. The employment agreement continues month to month until terminated by either party.

The employment agreement provides Mr. Baumann with the following compensation and benefits:

•	Annual base salary of no less than $800,000, subject to review annually in accordance with our company’s review policies and practices then in effect;
•	Participation in any annual bonus program maintained by our company for its senior executives with a target of not less than $800,000;
•	Participation in the LTIP;
•

Participation in all compensation and employee benefit plans or programs, and all benefits or perquisites, for which any member of our company’s senior management is eligible under any existing or future plan or program; and

•

Payment of the premiums until Mr. Baumann reaches the age of 65 on certain insurance policies owned by Mr. Baumann that will provide an annual cash benefit of $150,000 payable to him for a period of 15 years. The current amount of the annual premium is $45,078.  No further premium payments are required after 2020.

The employment agreement provides that Mr. Baumann is entitled to continuation of certain salary and benefits upon termination of employment depending upon the reason for termination as described below under “Payments and Potential Payments upon Termination or Change in Control-Mr. Baumann.” The employment agreement also provides that Mr. Baumann may not disclose or use any of our company’s confidential information during the term of the employment agreement. During his employment with our company and for a period of 24 months following his termination for any reason, he is precluded from engaging or assisting in any business that is in competition with our company and from soliciting our company’s clients, customers, business referral sources, employees or representatives.

Messrs. Roy, Miles, Ricchiuto and Toy

We also have employment agreements with each of our other NEOs. Each executive’s compensation is governed largely by his respective employment agreement, subject to annual review. Each of the employment agreements automatically renews for one-year periods unless either party provides advanced notice of an intention not to renew the employment agreement. As of April 1, 2021, the employment agreements will automatically renew on the following dates unless a termination notice is provided by either party: Mr. Roy - August 31, 2021, Mr. Miles – October 16, 2021, Mr. Ricchiuto - December 31, 2021 and Mr. Toy - October 2, 2021.

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EXECUTIVE COMPENSATION

Each of the employment agreements provides the NEO with the following compensation and benefits:

•	A minimum annual base salary, subject to review annually in accordance with our company’s review policies and practices then in effect;
•	Participation in any annual bonus program maintained by our company for its senior executives;
•	Participation in the LTIP; and
•

Participation in all compensation and employee benefit plans or programs, and all benefits or perquisites, for which any member of our company’s senior management is eligible under any existing or future plan or program.

The annual salary for each as of December 31, 2020 was as follows: Mr. Roy-$425,000, Mr. Miles-$368,000, Mr. Ricchiuto-$440,000 and Mr. Toy-$550,000.

The employment agreement provides that each of these NEOs is entitled to continuation of certain salary and benefits upon termination of employment depending upon the reason for termination as described below under “Payments and Potential Payments upon Termination or Change in Control-Potential Payments to Other Executive Officers.”  The employment agreements for each of these NEOs also provide that they may not disclose or use any confidential information of our company during or after the term of the employment agreement. During their employment with us and for a period of 24 months following their termination of employment for any reason, each of these employees is precluded from engaging or assisting in any business that is in competition with our company and from soliciting any of our company’s clients, customers, business referral sources, officers, employees or representatives.

Payments and Potential Payments upon Termination or Change in Control

Potential Payments to Mr. Baumann

Our employment agreement with Mr. Baumann is terminable by us for cause. If his employment is terminated by reason of his death, we are obligated to pay his estate an amount equal to the base salary earned through the end of the calendar month in which death occurs, plus any earned and unpaid annual bonus, a pro-rata portion of the target bonus for the year in which the death occurs, vacation pay and other benefits earned through the date of death including any vested benefits to which he may be entitled and the value of any in-flight equity awards that will vest on the date of termination or later.

If Mr. Baumann’s employment is terminated by reason of disability, we are obligated to pay him or his legal representative an amount equal to his annual base salary in effect on the date of termination for, eighteen (18) months reduced by amounts received under any disability benefit program, plus any earned and unpaid annual bonus, pro-rata portion of the target bonus for the year the date of termination occurs, vacation pay and other benefits earned through the date of termination, including any vested benefits to which he may be entitled and the value of any in-flight equity awards that will vest on the date of the termination or later.

Upon Mr. Baumann’s termination of employment for cause or by reason of the executive’s voluntary resignation not for good reason, we must pay him the annual base salary through the date of termination, the annual bonus for any calendar year ended prior to termination, and any vested benefits to which he may be entitled.

If Mr. Baumann voluntarily resigns for “good reason” (as defined in his employment agreement) or upon our termination of his employment for any reason other than cause, we must pay him as follows:

If termination of employment is on or before December 31, 2023, continue to pay his most recent base salary and target annual bonus,  for a period of 24 months following termination, pay any earned but unpaid annual bonus, and provide him and /or his family with certain other benefits including health insurance (medical and dental) for eighteen months and any vested benefits to which he may be entitled as well as the value on any in-flight equity awards that will vest on the date of termination or later.

OR

If termination of employment is after December 31, 2023, Mr. Baumann would receive his annual base salary through the date of termination, the annual bonus for any calendar year ended prior to the termination and any other vested benefits to which he may be entitled including the not limited to unpaid vacation as well as the value of any in-flight equity awards that will vest on the date of termination or later.

Mr. Baumann is subject to non-competition and non-solicitation agreements for 24 months following termination of his employment.

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EXECUTIVE COMPENSATION

Post-Employment Payments. The following table describes certain potential payments and benefits payable to Mr. Baumann, our President and CEO, if his employment terminated and a change of control occurred on December 31, 2020, the last day of the fiscal year.

Compensation Component	CEO Voluntary Resignation ($)	CEO Resignation for Good Reason ($)	Company Termination Without Cause ($)	Company Termination for Cause ($)	Change in Control ($)

Compensation
Base salary	—	1,600,000(2)	1,600,000(2)	—	1,600,000(2)
Target cash incentive	800,000(1)	1,600,000(2)	1,600,000(2)	800,000(1)	1,600,000(2)
Restricted Stock Units	—	345,037(3)	345,037(3)	—	345,037(3)
Performance Share Units (annual cycles)	—	2,403,874(4)	2,403,874(4)	—	2,403,874(4)
Performance Share Units	—	345,037(5)	345,037(5)	—	345,037(5)
Benefits and Perquisites
Health Benefits	—	34,527(6)	34,527(6)	—	34,527(6)
Insurance funding	18,363(7)	18,363(7)	18,363(7)	18,363(7)	18,363(7)
Total	818,363	6,346,838	6,346,838	818,363	6,346,838

(1)	Payable upon voluntary resignation or termination by company for cause, subject to compliance with covenants not to solicit or compete for 24 months.
(2)	Payable as salary continuation for 24 months, subject to compliance with covenants not to solicit or compete for 24 months.
(3)

The CEO will be entitled to all outstanding RSUs.  For purposes of this schedule, the value of the RSUs is calculated by multiplying the closing price per share of common stock on December 31, 2020 (28.83).

(4)

The CEO will be entitled to any and all outstanding equity (i.e. open cycles) provided that the vesting provisions including any performance requirements are met (PSUs).  For purposes of this schedule, the value of the PSUs is calculated by multiplying the closing price per share of common stock on December 31, 2020 by the sum of the actual shares issued under 2018-2020 cycle (20,213) plus the target shares issuable under the 2019-2021 cycle and the target shares issuable under the 2020-2022 cycle.  In the event of a change of control prior to the end of the performance cycle, the performance period ends as of the date of the change in control and the performance goal is measured through this date with appropriate adjustments to reflect the shortened performance period.

(5)

Represents the value of PSUs granted on May 4, 2018 and made effective as of January 1, 2018, all of which vest on December 31, 2020.  For purposes of this schedule, the value of the PSU is calculated by multiplying the closing price per share of common stock on December 31, 2020 by the sum of the actual shares granted.  In the event of a change of control prior to the end of the performance cycle, the performance period ends as of the date of the change in control and the performance goal is measured through this date with appropriate adjustments to reflect the shortened performance period. Vesting of all PSUs is accelerated upon the occurrence of a “change of control” under the LTIP and this Restricted Stock Unit Agreement. This amount is based on the closing price per share of our common stock on December 31, 2020 ($28.83).

(6)	Estimated cost of health insurance coverage continuation for 18 months computed at current premium.
(7)	Estimated cost of certain life insurance policy payments computed based on 2020 premiums.

Potential Payments to Other Named Executive Officers

Each of our employment agreements with Messrs. Roy, Miles, Ricchiuto and Toy is terminable by us for cause. If their employment is terminated by reason of their death, we are obligated to pay their respective estates an amount equal to the base salary earned through the end of the calendar month in which death occurs, plus any earned and unpaid annual bonus, vacation pay and other benefits earned through the date of death. If the employment of Messrs. Roy, Miles, Ricchiuto and Toy is terminated by us because of the NEO's disability, we are obligated to pay the NEO or his legal representative an amount equal to his annual base salary for the duration of the employment period in effect on the date of termination, reduced by amounts received under any disability benefit program, plus any earned and unpaid annual bonus, vacation pay and other benefits earned through the date of termination. Upon termination of the employment of Messrs. Ricchiuto or Toy for cause or by reason of the executive’s voluntary resignation without good reason, we must pay the executive the sum of $50,000 over a 12-month period. Upon termination of the employment for Messrs. Roy or Miles for cause or by reason of his voluntary resignation without good reason, we must pay him the sum of 1/24 of his annual salary, payable over a 12-month period.

If Messrs. Ricchiuto or Toy voluntarily resigns for “good reason” (as defined in the respective employment agreement) or upon our termination of their employment for any reason other than cause, we must (i) pay the executive, for a period of 24 months following termination, payments at the rate of the executive’s most recent annual base salary and annual target bonus, and (ii) provide the executive and/or his family with certain other benefits. Messrs. Ricchiuto or Toy are subject to non-competition and non-solicitation agreements for 24 months following termination of their employment.  If Messrs. Roy or Miles voluntarily resigns for “good reason” (as defined in the respective employment agreement) or upon our termination of his employment for any reason other than cause, we must (i) pay the executive, for a period of 12 months following termination, payments at the rate of the executive’s most recent annual base salary and annual target bonus, and (ii) provide the executive and/or his family

SP+ CORPORATION 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION

with certain other benefits. Messrs. Roy and Miles are subject to non-competition and non-solicitation agreements for 12 months following termination of his employment.

Post-Employment Payments. The following table describes certain potential payments and benefits payable to Mr. Roy, our Chief Financial Officer, if his employment terminated and a change of control occurred on December 31, 2020, the last day of the fiscal year.

Compensation Component	NEO Voluntary Resignation ($)	NEO Resignation for Good Reason ($)	Company Termination Without Cause ($)	Company Termination for Cause ($)	Change in Control ($)

Compensation
Base salary	17,708(1)	425,000(2)	425,000(2)	17,708(1)	425,000(2)
Target cash incentive	—	150,000(2)	150,000(2)	—	150,000(2)
Restricted Stock Units	—	146,384(3)	146,384(3)	—	292,769(4)
Performance Share Units	—	—	—	—	376,606(5)
Benefits and Perquisites
Health Benefits	—	23,018(6)	23,018(6)	—	23,018(6)
Total	17,708	744,402	744,402	17,708	1,267,393

(1)	Payable as salary continuation over 12 months, subject to compliance with covenants not to solicit or compete for 12 months.
(2)	Payable as salary continuation over 12 months, subject to compliance with covenants not to solicit or compete for 12 months.
(3)

Represents two-thirds of the value of RSUs granted on March 6, 2019 and made effective as of January 1, 2019, all of which vest on December 31, 2021. A pro rata portion of the RSUs is accelerated as a result of (i) the NEO's death or disability; (ii) the NEO's voluntary resignation for any reason at any time on or after attaining age 65; (iii) the NEO's resignation for good reason; or (iv) termination by us without cause. This amount is based on the closing price per share of our common stock on December 31, 2020 ($28.83).

(4)

Represents the value of the RSUs granted on March 6, 2019 and made effective as of January 1, 2019, all of which vest on December 31, 2021.  Vesting of 100% of these RSUs is accelerated upon the occurrence of a “change in control” under the LTIP and the Restricted Stock Unit Agreement.  This amount is based on the closing price per share of our common stock on December 31, 2020 ($28.83).

(5)

All rights with respect to any unpaid PSUs terminate if the NEO's employment terminates; provided, however, that 100% of these PSUs are accelerated and become payable as a result of (i) the NEO's death or disability; or (ii) the NEO's voluntary resignation after attaining age 65. In the event of a change in control prior to the end of a performance cycle, the performance period ends as of the date of the change in control, and the performance goals are measured through this date with appropriate adjustments to reflect the shortened performance period. The value is calculated by multiplying the closing price per share of our common stock on December 31, 2020 ($28.83) by the sum of the actual shares issued under the 2018-2020 PSU cycle plus the target shares issuable under the 2019-2021 cycle and the target shares issuable under the 2020-2022 PSU cycle.

(6)	Estimated cost of health insurance coverage continuation for 12 months computed at current premium.

Post-Employment Payments. The following table describes certain potential payments and benefits payable to Mr. Miles, our President of Bags, if his employment terminated and a change of control occurred on December 31, 2020, the last day of the fiscal year.

Compensation Component	NEO Voluntary Resignation ($)	NEO Resignation for Good Reason ($)	Company Termination Without Cause ($)	Company Termination for Cause ($)	Change in Control ($)

Compensation
Base salary	15,333(1)	368,000(2)	368,000(2)	15,333(1)	368,000(2)
Target cash incentive	—	200,000(2)	200,000(2)	—	200,000(2)
Restricted Stock Units	—	195,179(3)	195,179(3)	—	390,358(4)
Performance Share Units	—	—	—	—	331,084(5)
Benefits and Perquisites
Health Benefits	—	20,319(6)	20,319(6)	—	20,319(6)
Total	15,333	783,498	783,498	15,333	1,309,761

(1)	Payable as salary continuation over 12 months, subject to compliance with covenants not to solicit or compete for 24 months.
(2)	Payable as salary continuation over 12 months, subject to compliance with covenants not to solicit or compete for 24 months.

SP+ CORPORATION 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION

(3)

Represents two-thirds of the value of RSUs granted on March 6, 2019 and made effective as of January 1, 2019, all of which vest on December 31, 2021. A pro rata portion of the RSUs is accelerated as a result of (i) the NEO's death or disability; (ii) the NEO's voluntary resignation for any reason at any time on or after attaining age 65; (iii) the NEO's resignation for good reason; or (iv) termination by us without cause. This amount is based on the closing price per share of our common stock on December 31, 2020 ($28.83).

(4)

Represents the value of the RSUs granted on March 6, 2019 and made effective as of January 1, 2019, all of which vest on December 31, 2021.  Vesting of 100% of these RSUs is accelerated upon the occurrence of a “change in control” under the LTIP and the Restricted Stock Unit Agreement.  This amount is based on the closing price per share of our common stock on December 31, 2020 ($28.83).

(5)

All rights with respect to any unpaid PSUs terminate if the NEO's employment terminates; provided, however, that 100% of these PSUs are accelerated and become payable as a result of (i) the NEO's death or disability; or (ii) the NEO's voluntary resignation after attaining age 65. In the event of a change in control prior to the end of a performance cycle, the performance period ends as of the date of the change in control, and the performance goals are measured through this date with appropriate adjustments to reflect the shortened performance period. The value is calculated by multiplying the closing price per share of our common stock on December 31, 2020 ($28.83) by the sum of the actual shares issued under the 2018-2020 PSU cycle plus the target shares issuable under the 2019-2021 cycle and the target shares issuable under the 2020-2022 PSU cycle.

(6)	Estimated cost of health insurance coverage continuation for 12 months computed at current premium.

Post-Employment Payments. The following table describes certain potential payments and benefits payable to Mr. Ricchiuto, President of Airport Division, if his employment terminated and a change of control occurred on December 31, 2020, the last day of the fiscal year.

Compensation Component	NEO Voluntary Resignation ($)	NEO Resignation for Good Reason ($)	Company Termination Without Cause ($)	Company Termination for Cause ($)	Change in Control ($)

Compensation
Base salary	50,000(1)	880,000(2)	880,000(2)	50,000(1)	880,000(2)
Target cash incentive	—	400,000(2)	400,000(2)	—	400,000(2)
Restricted Stock Units	—	230,006(3)	230,006(3)	—	230,006(4)
Performance Share Units	—	—	—	—	476,791(5)
Benefits and Perquisites
Health Benefits	—	16,422(6)	16,422(6)	—	16,422(6)
Total	50,000	1,526,428	1,526,428	50,000	2,003,219

(1)	Payable as salary continuation over 12 months, subject to compliance with covenants not to solicit or compete for 24 months.
(2)	Payable as salary continuation over 24 months, subject to compliance with covenants not to solicit or compete for 24 months.
(3)

Represents the value of RSUs granted on May 21, 2018 and made effective as of January 1, 2018, all of which vest on December 31, 2020. A pro rata portion of the RSUs is accelerated as a result of (i) the NEO's death or disability; (ii) the NEO's voluntary resignation for any reason at any time on or after attaining age 65; (iii) the NEO's resignation for good reason; or (iv) termination by us without cause.  Based on the closing price per share of our common stock on December 31, 2020 ($28.83).

(4)

Represents the value of RSUs granted on May 21, 2018 and made effective as of January 1, 2018, all of which vest on December 31, 2020. Vesting of 100% of these RSUs is accelerated upon the occurrence of a “change of control” under the LTIP and this Restricted Stock Unit Agreement. This amount is based on the closing price per share of our common stock on December 31, 2019 ($28.83).

(5)

All rights with respect to any unpaid PSUs terminate if the NEO's employment terminates; provided, however, that 100% of these PSUs are accelerated and become payable as a result of (i) the NEO's death or disability; or (ii) the NEO's voluntary resignation after attaining age 65. In the event of a change in control prior to the end of a performance cycle, the performance period ends as of the date of the change in control, and the performance goals are measured through this date with appropriate adjustments to reflect the shortened performance period. The value is calculated by multiplying the closing price per share of our common stock on December 31, 2020 ($28.83) by the sum of the actual shares issued under the 2018-2020 PSU cycle plus the target shares issuable under the 2019-2021 cycle and the target shares issuable under the 2020-2022 PSU cycle.

(6)	Estimated cost of health insurance coverage continuation through December 31, 2020 computed at current premium.

SP+ CORPORATION 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION

Post-Employment Payments. The following table describes certain potential payments and benefits payable to Mr. Toy, President of Commercial Division, if his employment terminated and a change of control occurred on December 31, 2020, the last day of the fiscal year.

Compensation Component	NEO Voluntary Resignation ($)	NEO Resignation for Good Reason ($)	Company Termination Without Cause ($)	Company Termination for Cause ($)	Change in Control ($)

Compensation
Base salary	50,000(1)	1,100,000(2)	1,100,000(2)	50,000(1)	1,100,000(2)
Target cash incentive	—	500,000(2)	500,000(2)	—	500,000(2)
Restricted Stock Units	—	230,006(3)	230,006(3)	—	230,006(4)
Performance Share Units	—	—	—	—	715,157(5)
Benefits and Perquisites
Health Benefits	—	23,018(6)	23,018(6)	—	23,018(6)
Total	50,000	1,853,024	1,853,024	50,000	2,568,181

(1)	Payable as salary continuation over 12 months, subject to compliance with covenants not to solicit or compete for 24 months.
(2)	Payable as salary continuation over 24 months, subject to compliance with covenants not to solicit or compete for 24 months.
(3)

Represents the value of RSUs granted on May 21, 2018 and made effective as of January 1, 2018, all of which vest on December 31, 2020. A pro rata portion of the RSUs is accelerated as a result of (i) the NEO's death or disability; (ii) the NEO's voluntary resignation for any reason at any time on or after attaining age 65; (iii) the NEO's resignation for good reason; or (iv) termination by us without cause.  Based on the closing price per share of our common stock on December 31, 2020 ($28.83).

(4)

Represents the value of RSUs granted on May 21, 2018 and made effective as of January 1, 2018, all of which vest on December 31, 2020. Vesting of 100% of these RSUs is accelerated upon the occurrence of a “change of control” under the LTIP and this Restricted Stock Unit Agreement. This amount is based on the closing price per share of our common stock on December 31, 2020 ($28.83).

(5)

All rights with respect to any unpaid PSUs terminate if the NEO's employment terminates; provided, however, that 100% of these PSUs are accelerated and become payable as a result of (i) the NEO's death or disability; or (ii) the NEO's voluntary resignation after attaining age 65. In the event of a change in control prior to the end of a performance cycle, the performance period ends as of the date of the change in control, and the performance goals are measured through this date with appropriate adjustments to reflect the shortened performance period. The value is calculated by multiplying the closing price per share of our common stock on December 31, 2020 ($28.83) by the sum of the actual shares issued under the 2018-2020 PSU cycle plus the target shares issuable under the 2019-2021 cycle and the target shares issuable under the 2020-2022 PSU cycle.

(6)	Estimated cost of health insurance coverage continuation through December 31, 2020 computed at current premium.

SP+ CORPORATION 2021 PROXY STATEMENT

NON-EMPLOYEE DIRECTOR COMPENSATION

The following table sets forth the compensation earned for services rendered to us for the fiscal year ending December 31, 2020 by our non-executive directors.

Non-Employee Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	All Other Compensation ($)	Total ($)

Karen M. Garrison	107,500	124,990	—	—	232,490
Alice M. Peterson	90,000	84,996	—	—	174,996
Gregory A. Reid	77,500	84,996	—	—	162,496
Wyman T. Roberts	82,500	84,996	—	—	167,496
Douglas R. Waggoner	85,000	84,986	—	—	169,986

(1)	Represents the aggregate grant date fair value computed in accordance with accounting rules.

Non-Employee Director Fees Earned or Paid in Cash

2020 directors’ fees paid in cash as stated below are paid only to directors who are not employees of our company.

Fee Category	Annual Rate($)

Annual Cash Retainer (exclusive of Chair)	60,000
Chair of the Board	95,000
Lead Independent Director	35,000
Audit Committee Membership (exclusive of Chair)	10,000
Audit Committee Chair	30,000
Compensation Committee Membership (exclusive of Chair)	7,500
Compensation Committee Chair	17,500
Nominating and Corporate Governance Committee Membership (exclusive of Chair)	5,000
Nominating and Corporate Governance Committee Chair	15,000

Non-Employee Director Stock Grants

Messrs. Reid, Roberts and Waggoner and Ms. Peterson each received a fully vested stock grant of 4,582 shares of common stock on May 13, 2020 for their service as directors. Ms. Garrison received a grant of 6,738 shares of common stock on May 13, 2020 for her service as a director and Chairman of the Board.

Non-Employee Director Stock Ownership Requirements

On March 6, 2019, our Board adopted new stock ownership requirements for our non-employee directors.  Our non-employee directors are now required to hold common stock equal to three times their annual cash retainer, which was $60,000 in 2020. Assuming that these ownership requirements were in place retroactively during 2020, non-employee directors would be required to hold shares of our common stock valued at $180,000.  All non-employee directors have achieved compliance with these stock ownership requirements.

SP+ CORPORATION 2021 PROXY STATEMENT

TRANSACTIONS WITH RELATED PERSONS AND CONTROL PERSONS

Our Board recognizes that related person transactions present a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof) and has determined that the Audit Committee is best suited to review and approve related person transactions. Our Audit Committee’s charter requires it to review, on an ongoing basis, related party transactions required to be disclosed in our public filings for potential conflict of interest situations and requires all such transactions to be approved by the Audit Committee or another independent body of the Board.

SP+ CORPORATION 2021 PROXY STATEMENT

SECURITY OWNERSHIP

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date, by:

•	each person known by us to beneficially own more than 5% of the outstanding shares of our common stock;
•	each of our NEOs;
•	each of our directors and nominees for director; and
•	all of our directors and NEOs as a group.

Beneficial ownership is determined in accordance with SEC rules. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of the Record Date, are deemed issued and outstanding. These shares, however, are not deemed outstanding for purposes of computing percentage ownership of any other stockholder.

Except as indicated in the footnotes to this table and subject to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares shown as beneficially owned by them. This table also includes shares owned by a spouse as community property.

Percentage beneficially owned is based on 23,205,424 shares of common stock outstanding on the Record Date, and is calculated in accordance with SEC rules.

Name and Address of Beneficial Owner(1)	Current Shares Beneficially Owned(2)	Percent of Shares Beneficially Owned (%)

5% or Greater Beneficial Owners
BlackRock, Inc.	1,713,172(3)	7.38
Wellington Management Group LLP	1,380,628(4)	5.95
Named Executive Officers & Directors
Karen M. Garrison	68,548(5)	*
G Marc Baumann	82,881(6)	*
John Ricchiuto	31,799(7)	*
Robert M. Toy	30,734(8)	*
Wyman T. Roberts	20,105	*
Douglas R. Waggoner	20,105	*
Gregory A. Reid	12,486	*
Alice M. Peterson	9,483	*
Kristopher H. Roy	4,271(9)	*
Robert A. Miles	0(10)	*
Diana L. Sands	0	*
All directors and NEOs as a group (11 persons)	280,412(11)

*	Less than 1.0% of the outstanding shares of common stock.
(1)	Except as otherwise indicated, the address for each beneficial owner listed in the table above is c/o SP Plus Corporation, 200 E. Randolph Street, Suite 7700, Chicago, Illinois 60601-7702.
(2)

Except as otherwise noted and for shares held by a spouse and other members of the person’s immediate family who share a household with the named person, the named persons have sole voting and investment power over the indicated number of shares. Shares represented by restricted stock units cannot be voted at the Annual Meeting.

(3)

The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055. The information with respect to BlackRock, Inc. is based solely on information obtained from a Schedule 13G/A filed by BlackRock, Inc. with the SEC on or about February 1, 2021. The foregoing has been included solely in reliance upon, and without independent investigation of, the disclosures contained in BlackRock, Inc.’s Schedule 13G/A.

(4)

The address of Wellington Management Group LLP is 280 Congress Street, Boston, MA 02210. The information with respect to Wellington Management Group LLP is based solely on information obtained from a Schedule 13G/A filed by Wellington Management Group LLP with the SEC on or about February 4, 2021. The foregoing has been included solely in reliance upon, and without independent investigation of, the disclosures contained in Wellington Management Group LLP’s Schedule 13G/A.

(5)	Held jointly with Ms. Garrison’s spouse.

SP+ CORPORATION 2021 PROXY STATEMENT

SECURITY OWNERSHIP

(6)	Held jointly with Mr. Baumann’s spouse. Does not include (i) 22,906 RSUs that vest on December 31, 2022 and (ii) 47,130 RSUs that vest on December 31, 2023.
(7)	Held jointly with Mr. Ricchiuto’s spouse. Does not include (i) 5,584 RSUs that vest on December 31, 2022 and (ii) 6,427 RSUs that vest on December 31, 2023.
(8)	Does not include 6,980 RSUs that vest on December 31, 2022 and (ii) 10,712 RSUs that vest on December 31, 2023.
(9)	Does not include (i) 10,155 RSUs that vest on December 31, 2021, (ii) 4,116 RSUs that vest on December 31, 2022, and (iii) 10,712 RSUs that vest on December 31, 2023.
(10)	Does not include (i) 13,540 RSUs that vest on December 31, 2021, (ii) 5,842 RSUs that vest on December 31, 2022, and (iii) 4,285 RSUs that vest on December 31, 2023.
(11)	Does not include 148,389 RSUs held by NEOs that vest at various times during the next two years.

Change in Control

We are unaware of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change of control of our company.

SP+ CORPORATION 2021 PROXY STATEMENT

PROPOSAL NO. 2:

Approval of the amended and restated long-term incentive plan

Overview of the Plan and Plan Amendment

The Board adopted our Long-Term Incentive Plan (the "Plan") on January 23, 2002, and adopted amendments to the Plan on May 25, 2004, February 27, 2008, March 13, 2013, March 7, 2018 and March 20, 2018. Our stockholders approved the Plan on January 23, 2002, and approved the amendments to the Plan on May 25, 2004, April 22, 2008, April 24, 2013 and May 8, 2018.

On March 4, 2021, the Board adopted, subject to stockholder approval, an amendment and restatement of the Plan (the "Restated Plan") to increase the number of shares available for awards under the Plan from 3,775,000 to 4,775,000, an increase of 1,000,000 shares. As of March 5, 2021, 12,531 shares were available for future awards under the Plan. If our stockholders approve the Restated Plan, there will be 1,012,531 shares available for future awards under the Plan.

Our Board and our Compensation Committee believe that long-term performance is achieved through an ownership culture that encourages such long-term performance by our employees, directors and consultants through the use of stock and stock-based awards. The Plan was established to provide our employees, directors and consultants with incentives to help align their interests with the interests of our stockholders.

Our Board and our Compensation Committee believe that approval of the Restated Plan is in the best interests of our company and our stockholders because it will:

•	encourage selected salaried employees to acquire a proprietary interest in our growth and performance;
•	generate an increased incentive to contribute to our future success and prosperity, thereby enhancing our value; and
•	enhance our ability to attract and retain exceptionally qualified individuals upon whom our sustained progress, growth and profitability depend.

We expect that the proposed share pool for new grants under the Restated Plan (i.e., the 1,012,531 shares available for grants after May 12, 2021, if stockholders approve this proposal) will last approximately three years.

Share Usage, Dilution, Burn Rate and Overhang

In determining the number of shares to reserve under the Restated Plan, our Board and our Compensation Committee evaluated the Plan’s historic dilution rate, burn rate and overhang. This helps us ensure that our company is continuing to take a disciplined approach to equity compensation. The number of shares available for grant, if stockholders approve this proposal, represents 8.2% of our total common shares outstanding as of December 31, 2020. There were 251,494 common shares outstanding as of December 31, 2020. Dilution is the total number of shares subject to equity awards granted (less cancellations) divided by the total common shares outstanding at the end of the year. The average annual dilution over the last three years was 0.44%.

Burn rate is another measure of dilution that shows how rapidly a company is depleting its shares reserved for equity compensation plans, and differs from annual dilution because it does not take into account cancellations. Our annual burn rate over the last three fiscal years has averaged 1.09%.

An additional metric that we use to measure the cumulative impact of the Plan is overhang (i.e., the number of shares subject to equity awards outstanding but not exercised, plus number of shares available to be granted, divided by total common shares outstanding at the end of the year). For each of the last three years, our overhang has averaged 3.89%. If the Restated Plan is approved with 1,000,000 new shares, our overhang would increase to 8.21%.

We calculate dilution, burn rate and overhang based upon total common shares outstanding at the end of the fiscal year. Taking into account our equity grant practices and the foregoing information, we believe that the additional share authorization requested is appropriate.

SP+ CORPORATION 2021 PROXY STATEMENT

PROPOSAL NO. 2

Description of the Plan

The following is a summary of the purpose and material features of the Plan. This summary is qualified in its entirety by reference to the complete text of the Restated Plan document. You are urged to read the actual text of the Restated Plan, which is set forth as Appendix B.

Purpose

The purpose of the Plan is to enhance long-term profitability and stockholder value by offering common stock and common stock-based and other performance incentives to those employees, directors and consultants who are key to our growth and success. We also view the Plan as a vehicle to attract and retain experienced employees and to align our employees' economic incentives with those of our stockholders.

Material Features

The Plan, as amended and restated, contains features that are consistent with the purpose of the Plan, including the following:

•	Performance Based Compensation. The Plan provides for performance awards to align the interests of eligible employees and key non-employees with the interests of stockholders.
•

Fair Market Value Grants. The exercise price of an incentive option or stock appreciation right granted under the Plan may not be less than the fair market value of our common stock on the date of grant.

•	No Repricing. The Plan does not allow for repricing of stock options or stock appreciation rights once they are awarded, without stockholder approval.
•

Flexibility. The Plan includes the flexibility to award incentive options, non-statutory options, restricted stock, stock appreciation rights, dividend equivalents, other stock-based awards, performance awards or cash awards to eligible individuals.

•	Committee Administration. The Plan is administered by our Compensation Committee, which is composed solely of independent directors.
•	Prohibition on Liberal Share Recycling. The Plan prohibits shares withheld for taxes, or shares used to pay the exercise price of an award, from becoming available for future grants under the Plan.

Eligible Participants

Participation in the Plan is limited to our employees, consultants, advisors, independent contractors and directors. As of March 10, 2021, approximately 84 of our employees and 5 of our directors were eligible to receive awards under the Plan. Our Compensation Committee selects the employees, consultants, advisors, independent contractors and directors who will be granted awards under the Plan in its discretion on the basis of and as consideration for their service to our company or one of our eligible affiliates pursuant to the terms of the Plan.

Updated Equity Plan Information

Currently, a total of 3,775,000 shares of common stock may be issued pursuant to stock awards under the Plan. If stockholders approve the Restated Plan, the total number of shares of common stock that may be issued pursuant to stock awards under the Plan will increase to 4,775,000. The closing price of our common stock as reported on the Nasdaq on March 10, 2021 was $34.68 per share.

SP+ CORPORATION 2021 PROXY STATEMENT

PROPOSAL NO. 2

This table provides information about our common stock subject to equity compensation plans as of March 10, 2021:

Updated Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)

Equity compensation plans approved by securities holders	857,094	—	12,531
Equity compensation plans not approved by securities holders	—	—	—
Total	857,094	—	12,531

Administration of the Plan

If any stock award expires or otherwise terminates, in whole or in part, without having been exercised in full (or vested in the case of restricted stock or restricted stock units), the stock not acquired under such stock award reverts to and again becomes available for issuance under the Plan. If any common stock acquired pursuant to the exercise of an option for any reason is repurchased by us under a share repurchase option provided under the Plan, the stock repurchased by us under such repurchase option will revert to again become available for issuance under the Plan. The foregoing notwithstanding, common stock which is withheld from an award to pay the exercise price with respect to such award or to pay a participant's tax obligations with respect to an award shall not again be available for issuance under the Plan.

Amendment to the Plan and Awards

Our Board at any time, and from time to time, may amend the Plan. However, no amendment will be effective unless approved by our stockholders to the extent stockholder approval is necessary to satisfy the requirements of the Code, any federal or state law or regulation or any securities exchange listing requirements. Further, no award under the Plan may be amended or canceled for the purpose of repricing, replacing or re-granting such award with an exercise price that is less than the exercise price of the original award unless otherwise approved by our stockholders.

Termination of the Plan

Our Board or stockholders may terminate the Plan at any time. Unless sooner terminated, the Plan currently terminates on April 22, 2028. No stock awards may be granted under the Plan after it is terminated.

Types of Awards

Stock Options

A stock option is the right to purchase shares of our common stock at a fixed exercise price for a fixed period of time. The Plan administrator determines the exercise price of non-statutory options granted under the Plan, but with respect to incentive stock options, the exercise price must be at least equal to the fair market value of our common stock on the date of grant. In addition, the exercise price for any incentive stock option granted to any employee owning more than 10% of our common stock may not be less than 110% of the fair market value of our common stock on the date of grant.

Additional terms including term, vesting and early exercise will be determined by the Plan administrator at the time of grant. Effective as of January 23, 2012, no further incentive stock options may be granted under the Plan.

Restricted Stock and Restricted Stock Units

The Plan administrator has the authority to grant restricted stock and restricted stock units awards pursuant to the terms of an award agreement. Each award agreement will be in such form and will contain such terms and conditions as the Plan administrator will deem appropriate.

SP+ CORPORATION 2021 PROXY STATEMENT

PROPOSAL NO. 2

Performance Awards

These awards may be denominated in either cash or shares, and are subject to the achievement of performance goals set over performance periods, as established by the Plan administrator.

Other Awards

In addition, the Plan provides for awards in the form of stock appreciation rights, dividend equivalents, other stock-based awards and cash awards.

New Plan Benefits

The benefits that will be awarded or paid under the Restated Plan cannot currently be determined.  Awards granted under the Restated Plan are within the Compensation Committee’s discretion, and our Compensation Committee has not determined any future awards or who might receive them. The Restated Plan does not have set benefits or amounts, and no grants or awards have been made by the Compensation Committee or the Board that are conditioned upon stockholder approval of the Restated Plan. For illustrative purposes, the following table shows the number of awards made under the Plan in 2020 to (i) our named executive officers, (ii) our current executive officers as a group, (iii) all current directors who are not executive officers as a group, and (iv) all employees, including all current officers who are not executive officers, as a group. Such grants were not subject to stockholder approval of the Restated Plan and would not have changed if the Restated Plan had been in effect:

	Number of Shares Subject to Options		Number of Shares Subject to PSU Awards and RSU Awards
Name and Position	Number of Units(1)	Average Per Share Exercise Price ($)	Dollar Value ($)(2)	Number of Units(3)

G Marc Baumann	—	—	1,100,000	25,931
Chief Executive Officer; President
Kristopher H. Roy	—	—	125,000	2,946
Chief Financial Officer
Robert A. Miles	—	—	200,000	4,714
President, Bags
John Ricchiuto	—	—	200,000	4,714
President, Airport Division
Robert M. Toy	—	—	300,000	7,072
President, Commercial Division
Executive Officers as a Group	—	—	1,925,000	45,377
Non-Executive Directors as a Group	—	—	465,000	25,066
Non-Executive Officer Employees as a Group	—	—	1,660,234	39,138

(1)	This column reflect zero shares were underlying options granted under the Plan in 2020.

(2)	This column represents the value of performance share units and restricted stock units granted under the Plan in 2020.

(3)	This column corresponds to the number of performance share units and restricted stock units granted under the Plan in 2020 assuming maximum performance levels for the performance share units.

Federal Income Tax Consequences of Awards

The following is general summary as of the date of this proxy statement of the federal income tax consequences to us and to U.S. participants for awards granted under the Plan. The summary does not purport to be legal or tax advice. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different.

Incentive Stock Options

For federal income tax purposes, the holder of an incentive stock option receives no taxable income at the time of the grant or exercise of the incentive stock option. If such person retains the common stock for a period equal to the longer of at least two years after the option is granted and one year after the option is exercised, any gain upon the subsequent sale of the common stock will be taxed as a long-term capital gain. A participant who disposes of shares acquired by exercise

SP+ CORPORATION 2021 PROXY STATEMENT

PROPOSAL NO. 2

of an incentive stock option prior to the expiration of two years after the option is granted or one year after the option is exercised will realize ordinary income in the year of disposition equal to the difference between the exercise price and fair market value of the share on the exercise date (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price). If the amount realized on the disposition of the common stock is greater than the common stock's fair market value on the date of exercise and the capital gain holding period has been satisfied, the excess of the gain will be subject to long-term capital gain treatment. Notwithstanding the foregoing, the difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is an adjustment in computing the holder's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year.

Non-Statutory Stock Options

A participant who receives a non-statutory stock option with an exercise price not less than the fair market value of the stock on the grant date generally will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the option equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise. Any additional gain or loss recognized upon any later disposition of shares would be capital gain or loss. Any taxable income recognized in connection with an option exercise by an employee or former employee of our company is subject to tax withholding by us.

Stock-Based Grants

There are generally no immediate tax consequences of receiving an award of restricted stock units or performance share units under the Plan. A participant who is awarded restricted stock units or performance share units will generally be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the restriction period or, if later, the payment date, subject to the requirements of Section 409A of the Code.

Stock Awards

A restricted stock award is subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the participant ceases to provide services to us. As a result of this substantial risk of forfeiture, the participant will not recognize ordinary income at the time of award. Instead, the participant will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The participant's ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture.

The participant may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing an election pursuant to Section 83(b) of the Code with respect to a restricted stock award. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by an employee or former employee will be subject to tax withholding by us.

Section 409A

Section 409A of the Code provides that non-qualified deferred compensation arrangements must meet certain requirements to avoid additional income taxes for those deferring compensation, including providing that distributions must be made on or following the occurrence of certain events (e.g., the individual's separation from service, a predetermined date, or the individual's death). Awards granted under the Plan are intended to comply with or be exempt from the requirements of Section 409A, however we make no representations or warranties to that effect.

Effect for Our Company

Unless limited by Section 162(m) of the Code, we generally will be entitled to a tax deduction in connection with an award under the Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income.

SP+ CORPORATION 2021 PROXY STATEMENT

PROPOSAL NO. 2

Section 162(m) Limits

Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that we may deduct in any one year with respect to our named executive offices. For years prior to 2021, the Plan was intended to be qualified such that certain awards under the Plan would constitute performance-based compensation not subject to Section 162(m) of the Code. However, with the elimination of the exception for performance-based compensation under Section 162(m) in 2017, this exception is no longer available. The rules and regulations promulgated under Section 162(m) are complicated and subject to change from time to time. There can be no assurance that any compensation awarded or paid under the Plan will be fully deductible under all circumstances.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 2, APPROVAL OF THE AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN.

SP+ CORPORATION 2021 PROXY STATEMENT

PROPOSAL NO. 3:

ADVISORY VOTE ON THE 2020 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

As noted in the preceding extensive and comprehensive discussion, executive compensation is an important matter both to us and, we believe, to our stockholders. At our 2020 annual meeting of stockholders, the affirmative vote of the holders of approximately 97.2% of the shares represented in person or by proxy and entitled to vote approved, in a non-binding advisory vote, the 2019 executive compensation of our NEOs. In 2021, we are again seeking input from stockholders with this advisory vote on the 2020 compensation of our NEOs as disclosed in the Compensation Discussion and Analysis section and the accompanying compensation tables contained in this Proxy Statement in accordance with the executive compensation disclosure rules of the SEC.

The Compensation Committee has overseen the development and implementation of our executive compensation programs. We have designed our compensation programs to directly link a significant portion of the compensation of our NEOs to defined performance standards that promote balance between the drive for near-term growth and long-term increase in stockholder value. The Compensation Committee also designed our compensation programs to attract, retain and motivate key executives who are essential to the implementation of our strategic growth and development strategy.

The Compensation Committee bases its executive compensation decisions on our core compensation principles, including the following:

•	incentivizing our executives to perform with stockholders’ interests in mind;
•

assembling and maintaining a senior leadership team with the skills necessary to successfully execute our business strategy, maintain our competitiveness, and continue increasing the long-term market value of our company; and

•	balancing awards earned for short-term results with awards earned for strategic decisions that we expect to sustain our long-term performance.

We believe that our existing compensation programs have been effective at motivating our key executives, including our NEOs, to achieve superior performance and results for our company, effectively aligning compensation with performance results, giving our executives an ownership interest in our company so their interests are aligned with our stockholders, and enabling us to attract and retain talented executives whose services are in key demand in our industry and market sectors. Our 2020 compensation programs were built on the same general and conservative principles that we have historically followed.

With our core compensation principles in mind, the Compensation Committee took compensation actions in 2020 described in the CD&A section above.  Compensation actions like those described above evidence our philosophy of aligning executive compensation with our performance and increasing long-term stockholder value. We will continue to design and implement our executive compensation programs and policies in line with this philosophy to promote superior performance results and generate greater value for our stockholders.

Although this advisory vote on the compensation of our NEOs is not binding on us, our Board or the Compensation Committee will review and consider the outcome of this advisory vote and, consistent with our record of stockholder engagement, will take it into account when making future compensation decisions for our NEOs.

This non-binding advisory vote on the compensation of our NEOs allows our stockholders to express their opinions about our executive compensation programs. The vote on this resolution is not intended to address any specific element of compensation; rather, the vote is intended to provide our stockholders with the opportunity to approve, on an aggregate basis and in light of our corporate performance, the compensation program for our NEOs as described in this Proxy Statement. Stockholders are asked to approve the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of the Company approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers listed in the 2020 Summary Compensation Table included in the proxy statement for the 2021 Annual Meeting, as such compensation is disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the section titled “Compensation Discussion and Analysis,” as well as the compensation tables and other narrative executive compensation disclosures thereafter.”

OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3, THE ADVISORY (NON-BINDING) VOTE APPROVING 2020 NAMED EXECUTIVE OFFICER COMPENSATION.

SP+ CORPORATION 2021 PROXY STATEMENT

PROPOSAL NO. 4:

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal 4 is the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. You may cast your vote in favor of or against this proposal, or you may elect to abstain from voting your shares.

We expect that one or more representatives of Ernst & Young LLP will be present at the Annual Meeting, each of whom will have the opportunity to make a statement, if he or she desires, and is expected to be available to respond to any appropriate questions.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 4, THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR COMPANY’S INDEPENDENT PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

SP+ CORPORATION 2021 PROXY STATEMENT

AUDIT COMMITTEE DISCLOSURE

General

The Audit Committee of our Board is primarily responsible for the oversight of the quality and integrity of our accounting and reporting practices and controls, and our financial statements and reports; compliance with legal and regulatory requirements; the assessment of our independent registered public accounting firm’s qualifications and independence; and the performance of our internal audit function and independent registered public accounting firm. Detailed descriptions of the Audit Committee’s functions are included above, and a complete description may be found in the Audit Committee’s charter, which may be accessed through the Corporate Governance section of our website, accessible through our Investor Relations page at www.spplus.com.

The Audit Committee recommended that Ernst & Young LLP be re-appointed as our independent public accounting firm to serve for the 2021 fiscal year, and that the Board submit this appointment to our stockholders for approval.

Principal Accounting Fees and Services

The Audit Committee, with the approval of the stockholders, engaged Ernst & Young LLP to perform an annual audit of our financial statements for the fiscal year ended December 31, 2020. The following table presents fees for professional services rendered by Ernst & Young LLP for the audit of our annual consolidated financial statements for the years ended December 31, 2020 and December 31, 2019, the review of our interim consolidated financial statements for each quarter in fiscal years 2020 and 2019 and for tax and all other services rendered by Ernst & Young LLP during those periods.

Type of Fee	2020	2019

Audit Fees(1)	$1,978,000	$2,131,000
Audit-Related Fees(2)	85,900	78,000
Tax Fees(3)	—	—
All Other Fees(4)	7,000	7,000
Total	$2,070,900	$2,216,000

(1)

Audit Fees include fees associated with the annual audit, including the audit of internal control, the reviews of our quarterly reports on Form 10-Q and audit services provided in connection with other regulatory or statutory filings in which we have engaged Ernst & Young LLP.

(2)

Audit-Related Fees include fees associated with the issuance of a Service Organization Controls (“SOC”) report recognized under Statement on Standards for Attestation Engagements (“SSAE”) 18 (“SOC-1” Report”).

(3)	Tax Fees include fees associated with tax compliance including preparation, review and filing of tax returns and assistance with tax audits and appeals.
(4)	All Other Fees include fees associated with products and services (online research tools) provided by Ernst & Young LLP.

Procedures for Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Pursuant to our pre-approval policy and procedures, the Audit Committee was responsible for reviewing and approving, in advance, all audit services and permissible non-audit services or relationships between our company and Ernst & Young LLP. The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of our independent registered public accounting firm, and has established a policy concerning the pre-approval of services performed by our independent registered public accounting firm. Each proposed engagement not specifically identified by the SEC as impairing independence is evaluated for independence implications prior to entering into a contract with the independent registered public accounting firm for such services. The Audit Committee has approved in advance certain permitted services whose scope is consistent with maintaining the independence of our registered public accounting firm.

SP+ CORPORATION 2021 PROXY STATEMENT

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to our audited financial statements for the year ended December 31, 2020. The information contained in this report shall not be deemed “soliciting material” or otherwise considered “filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Exchange Act except to the extent that we specifically incorporate such information by reference in such filing.

In connection with the financial statements for the fiscal year ended December 31, 2020, our Audit Committee:

(i)

oversaw our Section 404 internal controls project, including a review and assessment of the scope, principles, plans, risk areas and budget for the project and direct discussions with our independent registered public accounting firm and our internal audit department;

(ii)	reviewed and assessed our internal audit, controllership and finance functions;
(iii)	reviewed our risk management efforts, including our insurance, compliance and cyber-security programs;
(iv)	discussed with Ernst & Young LLP and management, accounting topics, proposed rules of the Public Company Accounting Oversight Board, and a review of our critical accounting policies;
(v)	monitored the processes by which our CEO, Chief Financial Officer certify the information contained in our quarterly and annual filings with the SEC;
(vi)	reviewed and approved our policy regarding the retention of an independent registered public accounting firm and considered and approved such retentions as appropriate;
(vii)	reviewed our approach toward establishing reserves;
(viii)	reviewed and discussed with management each of our quarterly financial statements and our audited financial statements for 2020;
(ix)	discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the PCAOB and the SEC; and
(ix)

received and reviewed the written disclosures and the letter from Ernst & Young LLP regarding Ernst & Young LLP’s independence, as required by the PCAOB, and discussed with Ernst & Young LLP its independence from our company.

As part of its oversight role and in reliance upon its reviews and discussions as outlined above, the Audit Committee approved the inclusion of our audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC and presentation to our stockholders.

THE AUDIT COMMITTEE

Alice M. Peterson (Chair)

Gregory A. Reid

Douglas R. Waggoner

SP+ CORPORATION 2021 PROXY STATEMENT

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who beneficially own more than 10% of our equity securities to file with the SEC initial reports of beneficial ownership of the common stock and reports of changes in their beneficial ownership and to furnish us with copies of those reports. As a matter of practice, our company’s administrative staff assists our executive officers and directors in preparing initial reports of ownership and reports of changes in ownership and filing such reports with the SEC.

To our knowledge, based solely upon a review of copies of reports furnished to us or written representations from certain reporting persons, we believe that during 2020, all Section 16(a) filing requirements applicable to our executive officers, directors and 10% stockholders were met in a timely manner, except for one Form 3 for Robert A. Miles and one Form 4 for Kristopher H. Roy, which were filed late, each of which covered one transaction.

SP+ CORPORATION 2021 PROXY STATEMENT

INCORPORATION BY REFERENCE

To the extent that this Proxy Statement is incorporated by reference into any other filing under the Exchange Act or any filing under the Securities Act of 1933, the sections of this Proxy Statement entitled “Report of the Audit Committee” (to the extent permitted by the rules of the SEC) and “Report of the Compensation Committee” will not be deemed incorporated, unless specifically provided otherwise in that other filing.

THE BOARD OF DIRECTORS

SP PLUS CORPORATION

Chicago, March 26, 2021

SP+ CORPORATION 2021 PROXY STATEMENT

APPENDIX A

SP PLUS CORPORATION NON-GAAP RECONCILIATIONS

We supplement the reporting of our financial information determined under U.S. GAAP with certain non-GAAP financial measures, including adjusted gross profit, adjusted general and administrative expenses, adjusted net income attributable to SP Plus, adjusted earnings per share attributable to SP Plus (“adjusted EPS”), adjusted earnings before interest, income taxes, depreciation and amortization (“adjusted EBITDA”) and free cash flow.  We use these non-GAAP financial measures, in addition to U.S. GAAP financial measures, to evaluate our operating and financial performance and to compare such performance to that of prior periods and to the performance of our competitors.  We also use these non-GAAP financial measures in making operational and financial decisions and in our budgeting and planning process.  We believe that providing these non-GAAP financial measures to investors helps investors evaluate our operating performance, profitability and business trends in a way that is consistent with how management evaluates such performance and consistent with guidance previously provided by the Company.

To measure earnings performance on a consistent and comparable basis, we exclude certain items that affect the comparability of operating results and the trend of earnings.

Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.  These adjusted financial measures should not be considered in isolation or as a substitute for the most directly comparable GAAP financial measures.  These non-GAAP financial measures are an additional way of viewing aspects of our operations that, when viewed with our U.S. GAAP results and the reconciliations with corresponding U.S. GAAP financial measures below, provide a more complete understanding of our business.  We strongly encourage investors and shareholders to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.  The following reconciles the non-GAAP financial measures discussed above with the most directly comparable U.S. GAAP financial measures:

SP+ CORPORATION 2021 PROXY STATEMENT

APPENDIX A

RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTED TO SP PLUS TO ADJUSTED NET INCOME

ATTRIBUTABLE TO SP PLUS AND ADJUSTED NET INCOME PER SHARE

(millions, except for share and per share data, unaudited)

	Year Ended December 31,

	2020	2019

Net (loss) income attributable to SP Plus, as reported	$(172.8)	$48.8
Add: COVID-19 related severance and other restructuring and integration costs	7.6	1.3
Add: Non-cash impairment charges	234.0	—
Add (subtract): Other expenses	0.1	—
Subtract: Gain on sale of other investments	(0.3)	—
Add: Amortization of acquired intangibles	13.2	15.1
Net tax effect of adjustments	(68.7)	(4.4)
Non-routine income tax	(3.8)	(0.3)
Adjusted net income attributable to SP Plus	$9.3	$60.5

Net (loss) income per share, as reported
Basic	$(8.21)	$2.21
Diluted	$(8.21)	$2.20
Adjusted net income per share
Basic	$0.44	$2.74
Diluted	$0.44	$2.73
Weighted average shares outstanding
Basic	21,056,061	22,080,025
Diluted	21,056,061	22,208,032
Diluted (applicable to adjusted)	21,157,728	22,208,032

SP+ CORPORATION 2021 PROXY STATEMENT

APPENDIX A

SP PLUS CORPORATION

RECONCILIATION OF NET (LOSS) INCOME ATTRIBUTABLE TO SP PLUS TO EBITDA, ADJUSTED EBITDA

(millions, unaudited)

	Year Ended December 31,

	2020	2019

Net (loss) income attributable to SP Plus, as reported	$(172.8)	$48.8
Add (subtract):
Income tax (benefit) expense	(67.5)	19.4
Interest expense, net	21.0	18.6
(Gain) on sale of other investments	(0.3)	—
Other expenses	0.1	—
Depreciation and amortization expense	29.3	29.4
Non-cash impairment charges	234.0	—
COVID-19 related severance and other restructuring and integration costs	7.6	1.3
Adjusted EBITDA	$51.4	$117.5

SP+ CORPORATION 2021 PROXY STATEMENT

APPENDIX A

SP PLUS CORPORATION

RECONCILIATION OF FREE CASH FLOW

(millions, unaudited)

	Year Ended December 31,
	2020	2019

Net cash provided by operating activities	$40.2	$76.0
Net cash used in investing activities	(11.5)	(12.5)
Plus/minus: Gain/Loss on termination of joint ventures	1.4	—
Distributions to noncontrolling interest	(1.4)	(3.2)
Effect of exchange rate changes on cash and cash equivalents	0.1	0.1
Other, rounding	(0.1)	(0.1)
Free cash flow	$28.7	$60.3

SP+ CORPORATION 2021 PROXY STATEMENT

APPENDIX A

SP PLUS CORPORATION

RECONCILIATION OF ADJUSTED GROSS PROFIT AND ADJUSTED G&A

(millions, unaudited)

	Year Ended December 31,

	2020	2019

Gross profit
Gross profit, as reported	$30.4	$228.1
Add: COVID-19 related severance and other restructuring and integration costs	1.1	—
Add: Non-cash impairment charges	97.1	—
Adjusted gross profit	$128.6	$228.1
General and administrative expenses
General and administrative expenses, as reported	$85.4	$109.0
Subtract: COVID-19 related severance and other restructuring and integration costs	(6.5)	(1.3)
Subtract: Non-cash impairment charges	(1.6)	—
Adjusted G&A	$77.3	$107.7

SP+ CORPORATION 2021 PROXY STATEMENT

APPENDIX B

SP PLUS CORPORATION THIRD AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN

SP+ CORPORATION 2021 PROXY STATEMENT

B-i

APPENDIX B

SP+ CORPORATION 2021 PROXY STATEMENT

B-ii

APPENDIX B

I.	PURPOSE

The SP Plus Corporation Long-Term Incentive Plan was originally adopted effective May 1, 2004 (the “Prior Plan”) as an amendment and restatement of the APCOA/Standard Parking, Inc. 2001 Stock Option Plan (the “Original Plan”), was subsequently amended and restated as of April 20, 2018 and amended and restated on March 4, 2021, subject to stockholder approval (the “Amended and Restated Plan”).  Notwithstanding the terms of the Plan, Awards granted under the Prior Plan, the Original Plan or the Amended and Restated Plan shall continue to be subject to the terms of the Award Agreements pursuant to which they were originally granted.  The Plan is now amended and restated to make certain updates to the basic form of the Plan to reflect best practices from a corporate governance perspective.

The Plan is designed to attract, retain and motivate selected Eligible Employees and Key Non-Employees of the Company and its Affiliates, and reward them for making major contributions to the success of the Company and its Affiliates.  These objectives are accomplished by making long-term incentive awards under the Plan that will offer Participants an opportunity to have a greater proprietary interest in, and closer identity with, the Company and its Affiliates and their financial success.

The Awards may consist of:

1.	Incentive Options;
2.	Nonstatutory Options;
3.	Restricted Stock;
4.	Rights;
5.	Dividend Equivalents;
6.	Other Stock-Based Awards;
7.	Performance Awards; or
8.	Cash Awards;

or any combination of the foregoing, as the Committee may determine.

II.	DEFINITIONS

A.AFFILIATE means any individual, corporation, partnership, association, limited liability company, joint-stock company, trust, unincorporated association or other entity (other than the Company) that, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

B. AWARD means the grant to any Eligible Employee or Key Non-Employee of any form of Option, Restricted Stock, Right, Dividend Equivalent, Other Stock-Based Award, Performance Award, or Cash Award, whether granted singly, in combination, or in tandem, and pursuant to such terms, conditions, and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

C.AWARD AGREEMENT means a written agreement entered into between the Company and a Participant under which an Award is granted and which sets forth the terms, conditions, and limitations applicable to the Award.

D.BOARD means the Board of Directors of the Company.

E.CASH AWARD means an Award of cash, subject to the requirements of Article XIII and such other restrictions as the Committee deems appropriate or desirable.

F.CODE means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto.  References to any provision of the Code shall be deemed to include regulations thereunder and successor provisions and regulations thereto.

SP+ CORPORATION 2021 PROXY STATEMENT

APPENDIX B

G.COMMITTEE means the committee to which the Board delegates the power to act under or pursuant to the provisions of the Plan, or the Board if no committee is selected.  If the Board delegates powers to a committee, and if the Company is or becomes subject to Section 16 of the Exchange Act, then, if necessary for compliance therewith, such committee shall consist initially of not less than two (2) members of the Board, each member of which must be a “non-employee director,” within the meaning of the applicable rules promulgated pursuant to the Exchange Act.  If the Company is or becomes subject to Section 16 of the Exchange Act, no member of the Committee shall receive any Award pursuant to the Plan or any similar plan of the Company or any Affiliate while serving on the Committee, unless the Board determines that the grant of such an Award satisfies the then current Rule 16b-3 requirements under the Exchange Act.

H.COMMON STOCK means the common stock of the Company.

I.COMPANY means SP Plus Corporation, a Delaware corporation, and includes any successor or assignee entity or entities into which the Company may be merged, changed, or consolidated; any entity for whose securities the securities of the Company shall be exchanged; and any assignee of, or successor to, substantially all of the assets of the Company.

J.DISABILITY OR DISABLED means a permanent and total disability as defined in Section 22(e)(3) of the Code.

K.DIVIDEND EQUIVALENT means an Award subject to the requirements of Article X.

L.ELIGIBLE EMPLOYEE means an employee of the Company or of an Affiliate who is designated by the Committee as being eligible to be granted one or more Awards under the Plan.

M.EXCHANGE ACT means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.  References to any provision of the Exchange Act shall be deemed to include rules promulgated thereunder and successor provisions and rules thereto.

N.FAIR MARKET VALUE means, if the Shares are listed on any national securities exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), the closing sales price, if any, on the largest such exchange or on NASDAQ, as applicable, on the valuation date, or, if none, on the most recent trade date immediately prior to the valuation date provided such trade date is no more than thirty (30) days prior to the valuation date.  If the Shares are not then either listed on any such exchange or quoted on NASDAQ, or there has been no trade date within such thirty (30) day period, the fair market value shall be the mean between the average of the “Bid” and the average of the “Ask” prices, if any, as reported by the Electronic Quotation Service or OTC Markets Group, Inc. (or such equivalent reporting service) for the valuation date, or, if none, for the most recent trade date immediately prior to the valuation date, provided such trade date is no more than thirty (30) days prior to the valuation date.  If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Committee.

O.INCENTIVE OPTION means an Option that, when granted, is intended to be an “incentive stock option,” as defined in Section 422 of the Code.

P.KEY NON-EMPLOYEE means a Non-Employee Board Member, consultant, advisor or independent contractor of the Company or of an Affiliate who is designated by the Committee as being eligible to be granted one or more Awards under the Plan.

Q.NON-EMPLOYEE BOARD MEMBER means a director of the Company who is not an employee of the Company or any of its Affiliates.  For purposes of the Plan, a Non-Employee Board Member shall be deemed to include the employer or other designee of such Non-Employee Board Member, if the Non-Employee Board Member is required, as a condition of his or her employment, to provide that any Award granted hereunder be made to the employer or other designee.

R.NONSTATUTORY OPTION means an Option that, when granted, is not intended to be an “incentive stock option,” as defined in Section 422 of the Code, or that subsequently fails to comply with the requirements of Section 422 of the Code.

S.OPTION means a right or option to purchase Common Stock, including Restricted Stock if the Committee so determines.

T.OTHER STOCK-BASED AWARD means a grant or sale of Common Stock that is valued in whole or in part based upon the Fair Market Value of Common Stock.

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U.PARTICIPANT means an Eligible Employee or Key Non-Employee to whom one or more Awards are granted under the Plan.

V.PERFORMANCE AWARD means an Award subject to the requirements of Article XII, and such performance conditions as the Committee deems appropriate or desirable.

W.PLAN means the SP Plus Corporation Long-Term Incentive Plan, as amended and restated, and as may be further amended from time to time.

X.RESTRICTED STOCK means an Award made in Common Stock or denominated in units of Common Stock and delivered under the Plan, subject to the requirements of Article VIII, such other restrictions as the Committee deems appropriate or desirable, and as awarded in accordance with the terms of the Plan.

Y.RIGHT means a stock appreciation right delivered under the Plan, subject to the requirements of Article IX and as awarded in accordance with the terms of the Plan.

Z.SHARES means the following shares of the capital stock of the Company as to which Options or Restricted Stock have been or may be granted under the Plan and upon which Rights, units of Restricted Stock or Other Stock-Based Awards may be based: treasury or authorized but unissued Common Stock, $.001 par value, of the Company, or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Article XIX of the Plan.

III.	SHARES SUBJECT TO THE PLAN

The aggregate number of Shares as to which Awards may be granted from time to time shall be 4,775,000 (subject to adjustment for stock splits, stock dividends, and other adjustments described in Article XIX hereof).

From time to time, the Committee and/or appropriate officers of the Company shall take whatever actions are necessary to file required documents with governmental authorities and/or stock exchanges so as to make Shares available for issuance pursuant to the Plan. Shares subject to Awards that expire unexercised or are forfeited, terminated, canceled by agreement of the Company and the Participant, settled in cash in lieu of Common Stock or in such manner that all or some of the Shares covered by such Awards are not issued to a Participant (or, if issued to the Participant, are returned to the Company by the Participant pursuant to a right of repurchase or right of first refusal exercised by the Company), or are exchanged for Awards that do not involve Common Stock, shall immediately become available for Awards. Awards payable in cash shall not reduce the number of Shares available for Awards under the Plan.  The foregoing notwithstanding, if the exercise price of any Award is satisfied by tendering Shares to the Company, or if Shares are withheld from an Award to pay a Participant’s tax withholding obligations in connection with the Award, the Shares so tendered or withheld shall not again become available for Awards.

IV.	ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Committee.  A majority of the Committee shall constitute a quorum at any meeting thereof (including by telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of this Plan.  The Committee may authorize one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee.  A member of the Committee shall not exercise any discretion respecting Awards to himself or herself under the Plan, other than as applies to the Participants or a class of similarly situated Participants as a whole.  The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member.  Any member of the Committee may resign upon notice to the Board.  The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.  Subject to the provisions of the Plan, the Committee is authorized to:

A.Interpret the provisions of the Plan and any Award or Award Agreement, and make all rules and determinations that it deems necessary or advisable relating to the administration of the Plan;

B.Determine which employees of the Company or an Affiliate shall be designated as Eligible Employees and which of the Eligible Employees shall be granted Awards;

C.Determine the Key Non-Employees to whom Awards, other than Incentive Options for which Key Non-Employees shall not be eligible, shall be granted;

D.Determine whether an Option to be granted shall be an Incentive Option or Nonstatutory Option;

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E.Determine the number of Shares for which an Option, Restricted Stock or Other Stock-Based Award shall be granted;

F.Determine the number of Rights, the Cash Award or the Performance Award to be granted;

G.Provide for the acceleration of the right to exercise any Award; and

H.Specify the terms, conditions, and limitations upon which Awards may be granted;

provided, however, that with respect to Incentive Options, all such interpretations, rules, determinations, terms, and conditions shall be made and prescribed in the context of preserving the tax status of the Incentive Options as “incentive stock options” within the meaning of Section 422 of the Code.  Notwithstanding anything in this Plan to the contrary, no Award shall vest or become exercisable over a period of less than one (1) year from the date of grant, and the Committee shall not have the discretion to accelerate such minimum vesting period with respect to any Award granted hereunder, other than in connection with a transaction to which Article XIX is applicable.

If permitted by applicable law, and in accordance with any such law, the Committee may delegate to the chief executive officer and to other senior officers of the Company or its Affiliates its duties under the Plan pursuant to such conditions or limitations as the Committee may establish, except that only the Committee may select, and grant Awards to, Participants who are subject to Section 16 of the Exchange Act.  All determinations of the Committee shall be made by a majority of its members.  No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

The Committee shall have the authority at any time to cancel Awards for reasonable cause and/or to provide for the conditions and circumstances under which Awards shall be forfeited.

Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion and, in the case of any determination relating to an Award, may be made at the time of the grant of the Award or, unless in contravention of any express term of the Plan or any Agreement, at any time thereafter.  All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and the Participants.  No determination shall be subject to DE NOVO review if challenged in court.

V.	ELIGIBILITY FOR PARTICIPATION

Awards may be granted under this Plan only to Eligible Employees and Key Non-Employees.  The foregoing notwithstanding, each Participant receiving an Incentive Option must be an Eligible Employee of the Company or of an Affiliate at the time the Incentive Option is granted.

The Committee may, at any time and from time to time, grant one or more Awards to one or more Eligible Employees or Key Non-Employees and may designate the number of Shares, if applicable, to be subject to each Award so granted; provided, however that no Incentive Option shall be granted after the expiration of ten (10) years from the earlier of the date of the adoption of the Prior Plan by the Company or the approval of the Prior Plan by the stockholders of the Company, and in no event after January 23, 2012, and provided further, that the Fair Market Value of the Shares (determined at the time the Option is granted) as to which Incentive Options are exercisable for the first time by any Eligible Employee during any single calendar year (under the Plan and under any other incentive stock option plan of the Company or an Affiliate) shall not exceed One Hundred Thousand Dollars ($100,000).  To the extent that the Fair Market Value of such Shares exceeds One Hundred Thousand Dollars ($100,000), the Shares subject to Option in excess of One Hundred Thousand Dollars ($100,000) shall, without further action by the Committee, automatically be converted to Nonstatutory Options.

Notwithstanding any of the foregoing provisions, the Committee may authorize the grant of an Award to a person not then in the employ of, or engaged by, the Company or of an Affiliate, conditioned upon such person becoming eligible to be granted an Award at or prior to the execution of the Award Agreement evidencing the actual grant of such Award.

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VI.	AWARDS UNDER THIS PLAN

As the Committee may determine, the following types of Awards may be granted under the Plan on a stand-alone, combination, or tandem basis:

A.INCENTIVE OPTION

An Award in the form of an Option that shall comply with the requirements of Section 422 of the Code.  Subject to adjustments in accordance with the provisions of Article XIX, the aggregate number of Shares that may be subject to Incentive Options under the Plan shall not exceed ten percent (10%) of the Shares as of May 1, 2004.

B.NONSTATUTORY OPTION

An Award in the form of an Option that shall not be intended to, or has otherwise failed to, comply with the requirements of Section 422 of the Code.

C.RESTRICTED STOCK

An Award made to a Participant in Common Stock or denominated in units of Common Stock, subject to future service and/or such other restrictions and conditions as may be established by the Committee, and as set forth in the Award Agreement, including, but not limited to, continuous service with the Company or its Affiliates, achievement of specific business objectives, increases in specified indices, attainment of growth rates, and/or other measurements of Company or Affiliate performance.

D.STOCK APPRECIATION RIGHT

An Award in the form of a Right to receive the excess of the Fair Market Value of a Share on the date the Right is exercised over the Fair Market Value of a Share on the date the Right was granted.

E.DIVIDEND EQUIVALENTS

An Award in the form of, and based upon, the value of dividends on Shares.

F.OTHER STOCK-BASED AWARDS

An Award in the form of Shares that are valued in whole or in part by reference to, or are otherwise based upon, the Fair Market Value of Shares.

G.PERFORMANCE AWARDS

An Award made to a Participant that is subject to performance conditions specified by the Committee, including, but not limited to, continuous service with the Company and/or its Affiliates, achievement of specific business objectives, increases in specified indices, attainment of growth rates, and other measurements of Company or Affiliate performance.

H.CASH AWARDS

An Award made to a Participant and denominated in cash, with the eventual payment subject to future service and/or such other restrictions and/or conditions as may be established by the Committee, and as set forth in the Award Agreement.

Each Award under the Plan shall be evidenced by an Award Agreement.  Delivery of an Award Agreement to each Participant shall constitute an agreement between the Company and the Participant as to the terms and conditions of the Award.

VII.	TERMS AND CONDITIONS OF INCENTIVE OPTIONS AND NONSTATUTORY OPTIONS

Each Option shall be set forth in an Award Agreement, duly executed on behalf of the Company and by the Participant to whom such Option is granted.  Except for the setting of the Option price under Paragraph A, no grant of any Option shall be effective until such Award Agreement shall have been duly executed on behalf of the Company and by the Participant.  Except as may otherwise be provided for in the Award Agreement, each such Award Agreement shall be subject to at least the following terms and conditions:

A.OPTION PRICE

The purchase price of the Shares covered by each Option granted under the Plan shall be determined by the Committee.  The Option price per share of the Shares covered by each Nonstatutory Option shall be at such amount as may be determined by the Committee in its sole discretion on the date of the grant of the Option.  In the case of an Incentive Option, if

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APPENDIX B

the Participant owns directly, or by reason of the applicable attribution rules, ten percent (10%) or less of the total combined voting power of all classes of stock of the Company, the Option price per share of the Shares covered by each Incentive Option shall be not less than the Fair Market Value of the Shares on the date of the grant of the Incentive Option.  In all other cases of Incentive Options, the Option price shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant.

B.NUMBER OF SHARES

Each Option shall state the number of Shares to which it pertains.

C.TERM OF OPTION

Each Incentive Option shall terminate not more than ten (10) years from the date of the grant thereof, or at such earlier time as the Award Agreement may provide, and shall be subject to earlier termination as herein provided, except that if the Option price is required under Paragraph A of this Article VII to be at least one hundred ten percent (110%) of Fair Market Value, each such Incentive Option shall terminate not more than five (5) years from the date of the grant thereof, and shall be subject to earlier termination as herein provided.  The Committee shall determine the time at which a Nonstatutory Option shall terminate.

D.DATE OF EXERCISE

Upon the authorization of the grant of an Option, or at any time thereafter, the Committee may, subject to the provisions of Paragraph C of this Article VII, prescribe the date or dates on which the Option becomes exercisable, and may provide that the Option become exercisable in installments over a period of years, and/or upon the attainment of stated goals.  Unless the Committee otherwise provides in writing, or unless otherwise required by law (including, if applicable, the Uniformed Services Employment and Reemployment Rights Act) the date or dates on which the Option becomes exercisable shall be tolled during any unpaid leave of absence.  It is expressly understood that Options hereunder shall, unless otherwise provided for in writing by the Committee, be granted in contemplation of, and earned by the Participant through the completion of, future employment or service with the Company and/or its Affiliates.

E.MEDIUM OF PAYMENT

The Option price shall be payable upon the exercise of the Option, as set forth in Paragraph I.  It shall be payable in such form (as permitted by Section 422 of the Code in the case of Incentive Options) as the Committee shall, either by rules promulgated pursuant to the provisions of Article IV of the Plan, or in the particular Award Agreement, provide.

F.TERMINATION OF EMPLOYMENT

1.A Participant who ceases to be an employee or Key  Non-Employee of the Company or of an Affiliate for any reason other than death, Disability, or termination “for cause,” as defined in subparagraph (2) below, may exercise any Option granted to such Participant, to the extent that the right to purchase Shares thereunder has become exercisable by the date of such termination, but only within three (3) months (or such other period of time as the Committee may determine, with such determination in the case of an Incentive Option being made at the time of the grant of the Option and not exceeding three (3) months) after such date, or, if earlier, within the originally prescribed term of the Option, and subject to the conditions that (i) no Option shall be exercisable after the expiration of the term of the Option and (ii) unless the Committee otherwise provides, no Option that has not become exercisable by the date of such termination shall at any time thereafter be or become exercisable.  A Participant’s employment shall not be deemed terminated by reason of a transfer to another employer that is the Company or an Affiliate.

2.A Participant who ceases to be an employee or Key Non-Employee of the Company or of an Affiliate “for cause” shall, upon such termination, cease to have any right to exercise any Option.  For purposes of this Plan, cause shall be as defined in any employment or other agreement between the Participant and the Company (or an Affiliate) or, if there is no such agreement or definition therein, cause shall be defined to include (i) a Participant’s theft or embezzlement, or attempted theft or embezzlement, of money or property of the Company or of an Affiliate, a Participant’s perpetration or attempted perpetration of fraud, or a Participant’s participation in a fraud or attempted fraud, on the Company or an Affiliate or a Participant’s unauthorized appropriation of, or a Participant’s attempt to misappropriate, any tangible or intangible assets or property of the Company or an Affiliate; (ii) any act or acts by a Participant of disloyalty, dishonesty, misconduct, moral turpitude, or any other act or acts by a Participant injurious to the interest, property, operations, business or reputation of the Company or an Affiliate; (iii) a Participant’s commission of a felony or any other crime the commission of which results in injury to the Company or an Affiliate; (iv) any violation of any restriction on the disclosure or use of confidential information of the Company or an Affiliate, or client, prospect, or merger or acquisition target, or on competition with the Company or an Affiliate or any of its businesses as then conducted; or (v) any other action that the Board or the Committee, in their sole discretion, may deem to be sufficiently injurious to the interests of the Company or an Affiliate to constitute substantial cause for termination.  A Participant

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APPENDIX B

who ceases to be an employee or Key Non-Employee of the Company or an Affiliate for reasons other than cause at a time when grounds for cause exist shall be deemed terminated for cause for purposes of the Plan.  The determination of the Board or the Committee as to the existence of cause shall be conclusive and binding upon the Participant and the Company.

3.Except as the Committee may otherwise expressly provide or determine (consistent with Section 422 of the Code, if applicable), a Participant who is absent from work with the Company or an Affiliate because of temporary disability (any disability other than a Disability), or who is on leave of absence for any purpose permitted by the Company or by any authoritative interpretation (i.e., regulation, ruling, case law, etc.) of Section 422 of the Code, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated his or her employment or relationship with the Company or with an Affiliate.  For purposes of Incentive Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract (or the Committee approves such longer leave of absence, in which event the Incentive Option held by the Participant shall be treated as a Nonstatutory Option following the ninetieth (90th) day of such leave).

4.Paragraph F(1) shall control and fix the rights of a Participant who ceases to be an employee or Key Non-Employee of the Company or of an Affiliate for any reason other than Disability, death, or termination “for cause,” and who subsequently becomes Disabled or dies.  Nothing in Paragraphs G and H of this Article VII shall be applicable in any such case under Paragraph F(1) except that, in the event of such a subsequent Disability or death within the three (3) month period after the termination of employment or, if earlier, within the originally prescribed term of the Option, the Participant or the Participant’s estate or personal representative may exercise the Option permitted by this Paragraph F, in the event of Disability, within twelve (12) months after the date that the Participant ceased to be an employee or Key Non-Employee of the Company or an Affiliate, or, in the event of death, within twelve (12) months after the date of death of such Participant.

G.TOTAL AND PERMANENT DISABILITY

A Participant who ceases to be an employee or Key Non-Employee of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant to the extent that the right to purchase Shares thereunder has become exercisable on or before the date such Participant becomes Disabled as determined by the Committee.

A Disabled Participant, or his estate or personal representative, shall exercise such rights, if at all, only within a period of not more than twelve (12) months after the date that the Participant became Disabled as determined by the Committee (notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled) or, if earlier, within the originally prescribed term of the Option.

H.DEATH

In the event that a Participant to whom an Option has been granted ceases to be an employee or Key Non-Employee of the Company or of an Affiliate by reason of such Participant’s death, such Option, to the extent that the right is exercisable but not exercised on the date of death, may be exercised by the Participant’s estate or personal representative within twelve (12) months after the date of death of such Participant or, if earlier, within the originally prescribed term of the Option, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant were alive and had continued to be an employee or Key Non-Employee of the Company or of an Affiliate.

I.EXERCISE OF OPTION AND ISSUANCE OF STOCK

An Option shall be exercised by giving written notice to the Company.  Such written notice shall: (i) be signed by the person exercising the Option, (ii) state the number of Shares with respect to which the Option is being exercised, (iii) contain the warranty required by Paragraph M of this Article VII, if applicable, and (iv) specify a date (other than a Saturday, Sunday or legal holiday) not more than ten (10) days after the date of such written notice, as the date on which the Shares will be purchased.  Such tender and conveyance shall take place at the principal office of the Company during ordinary business hours, or at such other hour and place agreed upon by the Company and the person or persons exercising the Option.  On the date specified in such written notice (which date may be extended by the Company in order to comply with any blackout limitations, or with laws or regulations that require the Company to take any action with respect to the Option Shares prior to the issuance thereof), the Company shall accept payment for the Option Shares in cash, by bank or certified check, by wire transfer, or by such other means as may be approved by the Committee and shall deliver to the person or persons exercising the Option in exchange therefor an appropriate certificate or certificates for fully paid nonassessable Shares or undertake to deliver an appropriate certificate or certificates within a reasonable period of time.  In the event of any failure to pay for the number of Shares specified in such written notice on the date set forth therein (or on the extended date as above provided), the right to exercise the Option shall terminate with respect to such number of Shares, but shall continue with respect to the remaining Shares covered by the Option and not yet acquired pursuant thereto.

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APPENDIX B

If approved in advance by the Committee, and subject to compliance with the Sarbanes-Oxley Act of 2002 or the requirements of any applicable securities laws, payment in full or in part also may be made (i) by delivering Shares, or by attestation of Shares which have a total Fair Market Value on the date of such delivery equal to the Option price and provided that accepting such Shares, in the sole discretion of the Committee, shall not result in any adverse accounting consequences to the Company; (ii) by the execution and delivery of a note or other evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee; (iii) by authorizing the Company to retain Shares that otherwise would be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option price; (iv) by the delivery of cash or the extension of credit by a broker-dealer to whom the Participant has submitted a notice of exercise or otherwise indicated an intent to exercise an Option (in accordance with part 220, Chapter II, Title 12 of the Code of Federal Regulations, a so-called “cashless” exercise); or (v) by any combination of the foregoing.

J.RIGHTS AS A STOCKHOLDER

No Participant to whom an Option has been granted shall have rights as a stockholder with respect to any Shares covered by such Option except as to such Shares as have been registered in the Company’s share register in the name of such Participant upon the due exercise of the Option and tender of the full Option price.

K.ASSIGNABILITY AND TRANSFERABILITY OF OPTION

Unless otherwise permitted by the Code and by Rule 16b-3 of the Exchange Act, if applicable, and approved in advance by the Committee, an Option granted to a Participant shall not be transferable by the Participant and shall be exercisable, during the Participant’s lifetime, only by such Participant or, in the event of the Participant’s incapacity, his guardian or legal representative.  Except as otherwise permitted herein, such Option shall not be assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process and any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Paragraph K, or the levy of any attachment or similar process upon an Option or such rights, shall be null and void.

L.OTHER PROVISIONS

The Award Agreement for an Incentive Option shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary in order that such Option qualifies as an “incentive stock option” within the meaning of Section 422 of the Code.  Further, the Award Agreements authorized under the Plan shall be subject to such other terms and conditions including, without limitation, restrictions upon the exercise of the Option, as the Committee shall deem advisable and which, in the case of Incentive Options, are not inconsistent with the requirements of Section 422 of the Code.  No Incentive Options may be granted under this Plan after January 23, 2012.

M.PURCHASE FOR INVESTMENT

If Shares to be issued upon the particular exercise of an Option shall not have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled.  The person who exercises such Option shall warrant to the Company that, at the time of such exercise, such person is acquiring his or her Option Shares for investment and not with a view to, or for sale in connection with, the distribution of any such Shares, and shall make such other representations, warranties, acknowledgments, and/or affirmations, if any, as the Committee may require.  In such event, the person acquiring such Shares shall be bound by the provisions of the following legend (or similar legend) which shall be endorsed upon the certificate(s) evidencing his or her Option Shares issued pursuant to such exercise.

“The shares represented by this certificate have been acquired for investment and they may not be sold or otherwise transferred by any person, including a pledgee, in the absence of an effective registration statement for the shares under the Securities Act of 1933 or an opinion of counsel satisfactory to the Company that an exemption from registration is then available.” Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining any consent that the Company deems necessary under any applicable law (including without limitation state securities or “blue sky” laws).

VIII.	TERMS AND CONDITIONS OF RESTRICTED STOCK

A.The Committee may from time to time grant an Award in Shares of Common Stock or grant an Award denominated in units of Common Stock, for such consideration as the Committee deems appropriate (which amount may be less than the Fair Market Value of the Common Stock on the date of the Award), and subject to such restrictions and conditions and other terms as the Committee may determine at the time of the Award (including, but not limited to, continuous service with the Company or its Affiliates, achievement of specific business objectives, increases in specified indices, attainment of growth rates, and/or other measurements of Company performance), and subject further to the general provisions of the Plan, the applicable Award Agreement, and the following specific rules.

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APPENDIX B

B.If Shares of Restricted Stock are awarded, such Shares cannot be assigned, sold, transferred, pledged, or hypothecated prior to the lapse of the restrictions applicable thereto, and, in no event prior to one (1) year from the date of the Award.  The Company shall issue, in the name of the Participant, stock certificates representing the total number of Shares of Restricted Stock awarded to the Participant, as soon as may be reasonably practicable after the grant of the Award, which certificates shall be held by the Secretary of the Company as provided in Paragraph G.

C.Restricted Stock issued to a Participant under the Plan shall be governed by an Award Agreement that shall specify whether Shares of Common Stock are awarded to the Participant, or whether the Award shall be one not of Shares of Common Stock but one denominated in units of Common Stock, any consideration required thereto, and such other provisions as the Committee shall determine.

D.Subject to the provisions of Paragraphs B and E hereof and the restrictions set forth in the related Award Agreement, the Participant receiving an Award of Shares of Restricted Stock shall thereupon be a stockholder with respect to all of the Shares represented by such certificate or certificates and shall have the rights of a stockholder with respect to such Shares, including the right to vote such Shares and to receive dividends and other distributions made with respect to such Shares; provided, however, that no dividends shall accrue or become payable with respect to such Shares until the lapse of all restrictions applicable thereto.  All Common Stock received by a Participant as the result of any dividend on the Shares of Restricted Stock, or as the result of any stock split, stock distribution, or combination of the Shares affecting Restricted Stock, shall be subject to the restrictions set forth in the related Award Agreement.

E.Restricted Stock or units of Restricted Stock awarded to a Participant pursuant to the Plan will be forfeited, and any Shares of Restricted Stock or units of Restricted Stock sold to a Participant pursuant to the Plan may, at the Company’s option, be resold to the Company for an amount equal to the price paid therefor, and in either case, such Restricted Stock or units of Restricted Stock shall revert to the Company, if the Company so determines in accordance with Article XV or any other condition set forth in the Award Agreement, or, alternatively, if the Participant’s employment with the Company or its Affiliates terminates, other than for reasons set forth in Article XIV, prior to the expiration of the forfeiture or restriction provisions set forth in the Award Agreement.

F.The Committee, in its discretion, shall have the power to accelerate the date on which the restrictions contained in the Award Agreement shall lapse with respect to any or all Restricted Stock awarded under the Plan; provided, however, that no Awards of Restricted Stock or units of Restricted Stock awarded to a Participant shall vest over a period of less than one (1) year from the date of grant.

G.The Secretary of the Company shall hold the certificate or certificates representing Shares of Restricted Stock issued under the Plan, properly endorsed for transfer, on behalf of each Participant who holds such Shares, until such time as the Shares of Restricted Stock are forfeited, resold to the Company, or the restrictions lapse.  Any Restricted Stock denominated in units of Common Stock, if not previously forfeited, shall be payable in accordance with Article XVI at the time set forth in the Award Agreement.

H.The Committee may prescribe such other restrictions, conditions, and terms applicable to Restricted Stock issued to a Participant under the Plan that are neither inconsistent with nor prohibited by the Plan or the Award Agreement, including, without limitation, terms providing for a lapse of the restrictions of this Article or any Award Agreement in installments.

IX.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

If deemed by the Committee to be in the best interests of the Company, a Participant may be granted a Right.  Each Right shall be granted subject to such restrictions and conditions and other terms as the Committee may specify in the Award Agreement at the time the Right is granted, subject to the general provisions of the Plan, and the following specific rules.

A.Rights may be granted, if at all, either singly, in combination with another Award, or in tandem with another Award.  At the time of grant of a Right, the Committee shall specify the base price of Common Stock to be used in connection with the calculation described in Paragraph B below, provided that the base price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share of Common Stock on the date of grant, unless approved by the Board.

B.Upon exercise of a Right, which shall be not less than one (1) year from the date of the grant, the Participant shall be entitled to receive in accordance with Article XVI, and as soon as practicable after exercise, the excess of the Fair Market Value of one Share of Common Stock on the date of exercise over the base price specified in such Right, multiplied by the number of Shares of Common Stock then subject to the Right, or the portion thereof being exercised.

C.Notwithstanding anything herein to the contrary, if the Award granted to a Participant allows him or her to elect to cancel all or any portion of an unexercised Option by exercising an additional or tandem Right, then the Option price per Share of Common Stock shall be used as the base price specified in Paragraph A to determine the value of the Right upon such

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APPENDIX B

exercise and, in the event of the exercise of such Right, the Company’s obligation with respect to such Option or portion thereof shall be discharged by payment of the Right so exercised.  In the event of such a cancellation, the number of Shares as to which such Option was canceled shall become available for use under the Plan, less the number of Shares, if any, received by the Participant upon such cancellation in accordance with Article XVI.

D.A Right may be exercised only by the Participant (or, if applicable under Article XIV, by a legatee or legatees of such Right, or by the Participant’s executors, personal representatives, or distributees).

X.	TERMS AND CONDITIONS OF DIVIDEND EQUIVALENTS

A.A Participant may be granted an Award in the form of Dividend Equivalents.  Such an Award shall entitle the Participant to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares.  Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award.  The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

XI.	TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS

The Committee, in its sole discretion, may grant Awards of Shares and/or Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or on the Fair Market Value thereof (“Other Stock-Based Awards”).  Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive, or vest with respect to, one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives.  Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan.  Subject to the provisions of the Plan, the Committee shall determine the number of Shares to be awarded to a Participant under (or otherwise related to) such Other Stock-Based Awards and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).

XII.	TERMS AND CONDITIONS OF PERFORMANCE AWARDS

A.A Participant may be granted an Award that is subject to performance conditions specified by the Committee.  The Committee may use any business criteria and/or other measures of performance as it deems appropriate in establishing any performance conditions (including, but not limited to, continuous service with the Company or its Affiliates, achievement of specific business objectives, increases in specified indices, attainment of growth rates and/or other measurements of Company or Affiliate performance), and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions.

B.Any Performance Award will be forfeited if the Committee so determines in accordance with Article XV or any other condition set forth in the Award Agreement, or, alternatively, if the Participant’s employment with the Company or its Affiliates terminates, other than for reasons set forth in Article XIV, prior to the expiration of the time period over which the performance conditions are to be measured.

C.Achievement of performance goals in respect of such Performance Awards shall be measured over such periods as may be specified by the Committee.

D.Settlement of Performance Awards may be in cash or Shares, or other property, in the discretion of the Committee.  The Committee may, in its discretion, reduce or increase the amount of a settlement otherwise to be made in connection with such Performance Awards.

XIII.	TERMS AND CONDITIONS OF CASH AWARDS

A.The Committee may from time to time authorize the award of cash payments under the Plan to Participants, subject to such restrictions and conditions and other terms as the Committee may determine at the time of authorization (including, but not limited to, continuous service with the Company or its Affiliates, achievement of specific business objectives, increases in specified indices, attainment of growth rates, and/or other measurements of Company performance), and subject to the general provisions of the Plan, the applicable Award Agreement, and the following specific rules.

B.Any Cash Award will be forfeited if the Company so determines in accordance with Article XV or any other condition set forth in the Award Agreement, or, alternatively, if the Participant’s employment or engagement with the Company or

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APPENDIX B

its Affiliates terminates, other than for reasons set forth in Article XIV, prior to the attainment of any goals set forth in the Award Agreement or prior to the expiration of the forfeiture or restriction provisions set forth in the Award Agreement, whichever is applicable.

C.The Committee, in its discretion, shall have the power to change the date on which the restrictions contained in the Award Agreement shall lapse, or the date on which goals are to be measured, with respect to any Cash Award.

D.Any Cash Award, if not previously forfeited, shall be payable in accordance with Article XVI on or about March 15 of the fiscal year immediately following the fiscal year during which the goals are attained, and in no event later than December 31 of such year.

E.The Committee may prescribe such other restrictions, conditions, and terms applicable to the Cash Awards issued to a Participant under the Plan that are neither inconsistent with nor prohibited by the Plan or the Award Agreement, including, without limitation, terms providing for a lapse of the restrictions, or a measurement of the goals, in installments.

XIV.	TERMINATION OF EMPLOYMENT OR SERVICE

Except as may otherwise be (i) provided in Article VII for Options, (ii) provided for under the Award Agreement, or (iii) permitted pursuant to Paragraphs A through C of this Article XIV (subject to the limitations under the Code for Incentive Options), if the employment or service of a Participant terminates, all unexpired, unpaid, unexercised, or deferred Awards shall be canceled immediately.

A.RETIREMENT UNDER A COMPANY OR AFFILIATE RETIREMENT PLAN.

When a Participant’s employment or service terminates as a result of retirement as defined under a Company or Affiliate tax-qualified retirement plan, the Committee may permit Awards to continue in effect beyond the date of retirement in accordance with the applicable Award Agreement, and/or the exercisability and vesting of any Award may be accelerated.

B.TERMINATION IN THE BEST INTERESTS OF THE COMPANY OR AN AFFILIATE.

When a Participant’s employment or service with the Company or an Affiliate terminates and, in the judgment of the chief executive officer or other senior officer designated by the Committee, the acceleration and/or continuation of outstanding Awards would be in the best interests of the Company, the Committee may (i) authorize, where appropriate, the acceleration and/or continuation of all or any part of Awards granted prior to such termination and/or (ii) permit the exercise, vesting, and payment of such Awards for such period as may be set forth in the applicable Award Agreement, subject to earlier cancellation pursuant to Article XV or at such time as the Committee shall deem the continuation of all or any part of the Participant’s Awards are not in the Company’s or its Affiliate’s best interests.

C.DEATH OR DISABILITY OF A PARTICIPANT.

1.In the event of a Participant’s death, the Participant’s estate or beneficiaries shall have a period up to the earlier of (i) the expiration date specified in the Award Agreement, or (ii) the expiration date specified in Paragraph H of Article VII, within which to receive or exercise any outstanding Awards held by the Participant under such terms as may be specified in the applicable Award Agreement.  Rights to any such outstanding Awards shall pass by will or the laws of descent and distribution in the following order: (a) to beneficiaries so designated by the Participant; (b) to a legal representative of the Participant; or (c) to the persons entitled thereto as determined by a court of competent jurisdiction.  Awards so passing shall be paid and/or may be exercised at such times and in such manner as if the Participant were living.

2.In the event a Participant is determined by the Company to be Disabled, and subject to the limitations of Paragraph G of Article VII, Awards may be paid to, or exercised by, the Participant, if legally competent, or by a legally designated guardian or other representative if the Participant is legally incompetent by virtue of such Disability.

3.After the death or Disability of a Participant, the Committee may in its sole discretion at any time (i) terminate restrictions in Award Agreements; (ii) accelerate any or all installments and rights; and/or (iii) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant’s estate, beneficiaries or representative, notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Awards ultimately might have become payable to other beneficiaries.

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APPENDIX B

XV.	CANCELLATION AND RESCISSION OF AWARDS

Unless the Award Agreement specifies otherwise, the Committee may cancel any unexpired, unpaid, unexercised, or deferred Awards at any time if the Participant is not in compliance with the applicable provisions of the Award Agreement, the Plan, or with the following conditions:

A.A Participant shall not breach any restrictive covenant, employment, consulting or other agreement entered into between him or her and the Company or any Affiliates, or render services for any organization or engage directly or indirectly in any business which, in the judgment of the chief executive officer of the Company or other senior officer designated by the Committee, is or becomes competitive with the Company or its Affiliates, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company or its Affiliates.  For a Participant whose employment or engagement has terminated, the judgment of the chief executive officer shall be based on the terms of the restrictive covenant agreement, if applicable, or on the Participant’s position and responsibilities while employed or engaged by the Company or its Affiliates, the Participant’s post-employment/engagement responsibilities and position with the other organization or business, the extent of past, current, and potential competition or conflict between the Company and/or its Affiliates and the other organization or business, the effect of the Participant’s assuming the post-employment or engagement position on the Company’s or its Affiliate’s customers, suppliers, investors, and competitors, and such other considerations as are deemed relevant given the applicable facts and circumstances.  A Participant may, however, purchase as an investment or otherwise, stock or other securities of any organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than one percent (1%) equity interest in the organization or business.

B.A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company or its Affiliates, or use in other than the Company’s or Affiliate’s business, any confidential information or materials relating to the business of the Company or its Affiliates, acquired by the Participant either during or after his or her employment or engagement with the Company or its Affiliates.  Notwithstanding anything herein to the contrary, each Participant is hereby notified, in accordance with the Defend Trade Secrets Act of 2016, that the Participant will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: (a) is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (b) is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding. The Participants are further notified that if they file a lawsuit for retaliation by the Company for reporting a suspected violation of law, the Participant may disclose the Company’s trade secrets to his or her attorney and use the trade secret information in the court proceeding if the Participant (a) files any document containing the trade secret under seal; and (b) does not disclose the trade secret, except pursuant to court order.

C.A Participant shall disclose promptly and assign to the Company all right, title, and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment or engagement with the Company or an Affiliate, relating in any manner to the actual or anticipated business, research, or development work of the Company or its Affiliates, and shall do anything reasonably necessary to enable the Company or its Affiliates to secure a patent, trademark, copyright, or other protectable interest where appropriate in the United States and in foreign countries.

Upon exercise, payment, or delivery pursuant to an Award, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan, including the provisions of Paragraphs A, B and C of this Article XV.  Failure to comply with the provisions of Paragraphs A, B and C of this Article XV at any time prior to, or during the one (1) year period after, the date Participant’s employment or engagement with the Company or any Affiliate terminates shall cause any exercise, payment, or delivery which occurred during the two (2) year period prior to the breach of Paragraph A, B or C of this Article XV to be rescinded.  The Company shall notify the Participant in writing of any such rescission within one (1) year of the date it acquires actual knowledge of such breach.  Within ten (10) days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the exercise, payment, or delivery pursuant to the Award.  Such payment shall be made either in cash or by returning to the Company the number of Shares of Common Stock that the Participant received in connection with the rescinded exercise, payment, or delivery.  The Company’s rights of rescission hereunder shall be in addition to any and all other remedies that may be available to the Company at law or in equity in such event, including, without limitation, the right to request any court of competent jurisdiction to issue a decree of specific performance or issue a temporary and permanent injunction, without the necessity of the Company posting bond or furnishing other security and without proving special damages or irreparable injury, enjoining and restricting the breach, or threatened breach, of any such covenant.

XVI.	PAYMENT OF RESTRICTED STOCK, RIGHTS, OTHER STOCK-BASED AWARDS, PERFORMANCE AWARDS AND CASH AWARDS

Payment of Restricted Stock, Rights, Other Stock-Based Awards, Performance Awards and Cash Awards may be made, as the Committee shall specify, in the form of cash, Shares of Common Stock, or combinations thereof; provided, however, that a fractional Share of Common Stock shall be paid in cash equal to the Fair Market Value of the fractional Share of Common Stock at the time of payment.

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APPENDIX B

XVII.	WITHHOLDING

Except as otherwise provided by the Committee,

A.the Company shall have the power and right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy the minimum federal, state, and local taxes required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan; and

B.in the case of payments of Awards, or upon any other taxable event hereunder, a Participant may elect, subject to the approval in advance by the Committee, to satisfy the withholding requirement, if any, in whole or in part, by having the Company withhold Shares of Common Stock that would otherwise be transferred to the Participant having a Fair Market Value, on the date the tax is to be determined, equal to the minimum marginal tax that could be imposed on the transaction.  All elections shall be made in writing and signed by the Participant.

XVIII.	SAVINGS CLAUSE

This Plan is intended to comply in all respects with applicable law and regulations, including, (i) with respect to those Participants who are officers or directors for purposes of Section 16 of the Exchange Act, Rule 16b-3 of the Securities and Exchange Commission, if applicable, (ii) Section 402 of the Sarbanes-Oxley Act of 2002, and (iii) Code Section 409A.  In no event whatsoever shall the Company be liable for any additional tax, interest or penalty that may be imposed on a Participant by Code Section 409A or damages for failing to comply with Section 409A.  In case any one or more provisions of this Plan shall be held invalid, illegal, or unenforceable in any respect under applicable law and regulation (including Rule 16b-3 and Code Section 409(A)), the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal, or unenforceable provision shall be deemed null and void; provided, however, to the extent permitted by law, any provision that could be deemed null and void shall first be construed, interpreted, or revised retroactively to permit this Plan to be construed in compliance with all applicable law (including Rule 16b-3 and Code Section 409A) so as to foster the intent of this Plan.  Notwithstanding anything herein to the contrary, with respect to Participants who are officers and directors for purposes of Section 16 of the Exchange Act, if applicable, and if required to comply with rules promulgated thereunder, no grant of, or Option to purchase, Shares shall permit unrestricted ownership of Shares by the Participant for at least six (6) months from the date of grant or Option, unless the Board determines that the grant of, or Option to purchase, Shares otherwise satisfies the then current Rule 16b-3 requirements.

XIX.	ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS

If the outstanding Shares of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another entity by reason of any reorganization, merger, or consolidation, or if a change is made to the Common Stock of the Company by reason of any recapitalization, reclassification, change in par value, stock split, reverse stock split, combination of shares or dividends payable in capital stock, or the like, the Company shall make adjustments to such Awards (including, by way of example and not by way of limitation, the grant of substitute Awards under the Plan or under the plan of such other entity or the suspension of the right to exercise an Award for a specified period of time in connection with a corporate transaction) as it may determine to be appropriate under the circumstances, and, in addition, appropriate adjustments shall be made in the number and kind of shares or securities and in the option price per share or security subject to outstanding Awards under the Plan or under the plan of such successor entity.  The foregoing notwithstanding, unless the Committee determines otherwise, no such adjustment shall be made to an Option which shall, within the meaning of Sections 424 and 409A of the Code, as applicable, constitute such a modification, extension, or renewal of an option as to cause it to be considered as the grant of a new option.

In the case of and subject to the consummation of any merger, consolidation, recapitalization, or sale of all or any portion of the Company’s assets or capital stock, the parties thereto may cause the assumption of the Plan and outstanding Awards by the surviving entity or its parent or the substitution by the surviving entity or its parent of awards with substantially the same terms for such outstanding Awards, with appropriate adjustments as to the number and kind of shares and, if appropriate, the per share exercise prices as such parties shall agree.  Each such unvested Award shall be deemed vested and/or exercisable or become payable in full upon the date on which the Participant’s employment or service relationship with the Company or any Affiliate or successor entity, as the case may be, terminates at any time subsequent to such transaction.

To the extent the parties to any merger, consolidation, recapitalization, or sale of all or any portion of the Company’s assets or capital stock do not provide for the assumption, continuation or substitution of Awards, upon the effective time of such transaction, the Plan and all outstanding Awards granted hereunder shall terminate.  In the event of such termination, the Company may, in its sole discretion and without the consent of the Participants: (i) accelerate the timing of the exercise or vesting provisions of any Award; (ii) provide for notice to the holders of vested and exercisable Options and Rights (after giving effect to accelerated vesting) of their ability to exercise vested and exercisable Options and Rights effective contingent upon and immediately prior to such transaction followed by the cancellation of all unexercised Options and Rights; and/or (iii) provide for settlement of the intrinsic value of the outstanding vested Awards (after giving effect to accelerated vesting) in cash or cash equivalents or equity followed by the cancellation of all Awards (whether or not then vested or exercisable).

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APPENDIX B

In connection with any such transaction, each Participant shall, to the extent so provided under the definitive transaction agreement, (i) be subject to any earn-outs, purchase price adjustments, holdbacks, escrows and other contingent payments on the terms set forth in the definitive transaction agreement, (ii) be subject to all indemnification and other obligations of the Company’s equityholders in connection with such transaction, (iii) be bound by the appointment of any equityholder representative who shall represent the Company’s equityholders under the definitive transaction agreement as the representative, agent, proxy, and attorney-in-fact for the Participant, with the power and authority to act on the Participant’s behalf with respect to the definitive transaction agreement, and (iv) execute such additional agreements or documentation, if any, as may be required under the definitive transaction agreement to reflect the foregoing or the treatment of the Participant’s Awards, including without limitation, letters of transmittal or cash-out agreements.

Upon a business combination by the Company or any of its Affiliates with any corporation or other entity through the adoption of a plan of merger or consolidation or a share exchange or through the purchase of all or substantially all of the capital stock or assets of such other corporation or entity, the Board or the Committee may, in its sole discretion, grant Options pursuant hereto to all or any persons who, on the effective date of such transaction, hold outstanding options to purchase securities of such other corporation or entity and who, on and after the effective date of such transaction, will become employees or directors of, or consultants or advisors to, the Company or its Affiliates.  The number of Shares subject to such substitute Options shall be determined in accordance with the terms of the transaction by which the business combination is effectuated.  Notwithstanding the other provisions of this Plan, the other terms of such substitute Options shall be substantially the same as or economically equivalent to the terms of the options for which such Options are substituted, all as determined by the Board or by the Committee, as the case may be.  Upon the grant of substitute Options pursuant hereto, the options to purchase securities of such other corporation or entity for which such Options are substituted shall be canceled immediately.

XX.	DISSOLUTION OR LIQUIDATION OF THE COMPANY

Upon the dissolution or liquidation of the Company other than in connection with a transaction to which Article XIX is applicable, all Awards granted hereunder shall terminate and become null and void; provided, however, that if the rights of a Participant under the applicable Award have not otherwise terminated and expired, the Participant may, if the Committee, in its sole discretion, so permits, have the right immediately prior to such dissolution or liquidation to exercise any Award granted hereunder to the extent that the right thereunder has become exercisable as of the date immediately prior to such dissolution or liquidation.

XXI.	TERMINATION OF THE PLAN

The Plan shall terminate on April 22, 2028.  The Plan may be terminated at an earlier date by vote of the stockholders or the Board; provided, however, that any such earlier termination shall not affect any Award Agreements executed prior to the effective date of such termination.  Notwithstanding anything in this Plan to the contrary, any Options granted prior to the effective date of the Plan’s termination may be exercised until the earlier of (i) the date set forth in the Award Agreement, or (ii) in the case of an Incentive Option, ten (10) years from the date the Option is granted, subject to the limitations or Article VII; and the provisions of the Plan with respect to the full and final authority of the Committee under the Plan shall continue to control.

XXII.	AMENDMENT OF THE PLAN AND AWARDS

The Plan may be amended by the Board and such amendment shall become effective upon adoption by the Board; provided, however, that any amendment shall be subject to the approval of the stockholders of the Company at or before the next annual meeting of the stockholders of the Company if such stockholder approval is required by the Code, any federal or state law or regulation, the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, or if the Board, in its discretion, determines to submit such changes to the Plan to its stockholders for approval.  Further, no amendment to the Plan which reduces the Option exercise price below that provided for in Article VII of the Plan shall be effective unless it is approved by the stockholders of the Company.

The Committee may amend the terms of any Award Agreement, retroactively or prospectively, but no such amendment shall (a) materially impair the accrued rights of any Participant without his or her written consent or (b) except for adjustments made pursuant to Article XIX, reduce the exercise price of any outstanding Options or Rights or cancel or amend outstanding Options or Rights for the purpose of repricing, replacing or regranting such Options or Rights with an exercise price that is less than the exercise price of the original Options or Rights or cancel or amend outstanding Options or Rights with an exercise price that is greater than the Fair Market Value of a Share for the purpose of exchanging such Options or Rights for cash or any other Awards without stockholder approval.  Notwithstanding anything herein to the contrary, the Committee may amend the terms of any Award theretofore granted if the Committee, in its discretion, determines that such amendment is necessary to comply with the requirements of Section 409A of the Code, the rules of any stock exchange or automated quotation systems on which the Shares may be listed or traded, or changes in tax or other applicable laws or regulatory requirements.

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APPENDIX B

XXIII.	EMPLOYMENT RELATIONSHIP

Nothing herein contained shall be deemed to prevent the Company or an Affiliate from terminating the employment, services or directorship of a Participant, nor to prevent a Participant from terminating his, her or its employment, services, or directorship, unless otherwise limited by an agreement between the Company (or an Affiliate) and the Participant.

XXIV.	INDEMNIFICATION OF COMMITTEE

In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall, to the extent permitted by the laws of the State of Delaware, be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken by them as directors or members of the Committee and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Board) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that the director or Committee member is liable for negligence or willful misconduct in the performance of his or her duties.  To receive such indemnification, a director or Committee member must first offer in writing to the Company the opportunity, at its own expense, to defend any such action, suit or proceeding.

XXV.	UNFUNDED PLAN

Insofar as it provides for payments in cash in accordance with Article XVI, or otherwise, the Plan shall be unfunded.  Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock, or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience.  The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock, or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Company, the Board, or the Committee be deemed to be a trustee of any cash, Common Stock, or rights thereto to be granted under the Plan.  Any liability of the Company to any Participant with respect to a grant of cash, Common Stock, or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company.  Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

XXVI.	MITIGATION OF EXCISE TAX

Unless otherwise provided for in the Award Agreement or in any other agreement between the Company (or an Affiliate) and the Participant, if any payment or right accruing to a Participant under this Plan (without the application of this Article XXVI), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate, would constitute a “parachute payment” (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code.  The determination of whether any reduction in the rights or payments under this Plan is necessary shall be made by the Company.  The Participant shall cooperate in good faith with the Company in making such determination and providing any necessary information for this purpose.

XXVII.	EFFECTIVE DATE

This second amendment and restatement of the Plan shall become effective upon adoption by the Board; provided that the adoption of the second amendment and restatement of the Plan shall be subject to the approval of the stockholders of the Company if such stockholder approval is required by the Code, any federal or state law or regulations, the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, or if the Board, in its discretion, desires to submit the Plan to its stockholders for approval.

XXVIII.	RECOVERY

If the Company is or becomes subject to regulations or listing standards adopted pursuant to Section 10D of the Exchange Act, then each Award granted pursuant to the Plan, each Share acquired pursuant to the Plan, and all proceeds in respect of any such Awards or Shares shall be subject to any “clawback” or similar policy of the Company adopted pursuant to such regulations or listing standards that may be in effect from time to time, whether before or after the grant, exercise or settlement of such Awards or Shares.

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APPENDIX B

XXIX.	FOREIGN JURISDICTIONS

To the extent the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Plan in jurisdictions outside the United States of America, the Committee in its discretion may modify those restrictions as it determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States of America.

XXX.	DEFERRAL OF AWARDS

At the time of the grant of an Award, the Company may permit a Participant to elect to:

(a)have cash that otherwise would be paid to such Participant as a result of the exercise of an Award credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books;

(b)have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Award converted into an equal number of Rights; or

(c)have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Award converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books.  Such amounts shall be determined by reference to the Fair Market Value of the Shares as of the date on which they otherwise would have been delivered to such Participant.

A deferred compensation account established under this Article XXX may be credited with interest or other forms of investment return, as determined by the Committee and shall be subject to compliance with Section 409A of the Code.  A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company.  Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company.  If the deferral or conversion of Awards is permitted or required, the Committee may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Article XXX.

XXXI.	GOVERNING LAW

This Plan shall be governed by the laws of the State of Delaware and construed in accordance therewith.

Adopted this 4th day of March, 2021.

SP+ CORPORATION 2021 PROXY STATEMENT

17615_SP Plus Proxy Card Front REV2 YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet or Telephone -QUIC K . EAS Y IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Your telephone or Internet vote authorizes the SP PLUS CORPORATION named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on May 11, 2021. INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. PHONE – 1 (866) 894-0536 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL – Mark, sign and date your proxy PLEASE DO NOT RETURN THE PROXY CARD IF YOU card and return it in the postage-paid ARE VOTING ELECTRONICALLY OR BY PHONE. envelope provided. . FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED . Please mark PROXY your votes like this THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” EACH OF PROPOSALS 2, 3 AND 4. X 1. To elect the following directors to serve on the Board of Directors. 2. To amend and restate the SP Plus Corporation Long-Term Incentive Plan. FOR AGAINST ABSTAIN (1) (2) (3) (4) G Marc Baumann Alice M. Peterson Gregory A. Reid Wyman T. Roberts FOR ALL WITHHOLD AUTHORITY *FOR ALL EXCEPT AS MARKED 3. To approve, in a non-binding advisory vote, a resolution approving the 2020 compensation paid to our named executive officers. FOR AGAINST ABSTAIN (5) (6) Diana L. Sands Douglas R. Waggoner 4. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2021. FOR AGAINST ABSTAIN *Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above. Mark here to change your address. CONTROL NUMBER Mark here if you plan to attend the meeting. Signature Signature, if held jointly Date , 2021 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

17615_SP Plus Proxy Card- Back REV2 Important Notice Regarding the Availability of Proxy Materials for the SP Plus Corporation Annual Meeting of Stockholders to be held on May 12, 2021. The Proxy Statement, Proxy Card and our 2020 Annual Report to Stockholders are available at this website: http://www.cstproxy.com/spplus/2021. . FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED. PROXY THIS PR OXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE ANNU AL MEETING ON MAY 12, 2021 SP PLUS CORPORATION The undersigned hereby constitutes and appoints Ritu Vig, Chief Legal Officer and Secretary, and Jerome L. Pate, Vice President and Deputy General Counsel, or either of them acting in the absence of the other, his or her true and lawful agents and proxies, with full power of substitution, and hereby authorizes them to represent the undersigned and to vote for the undersigned as designated on the reverse side, at the Annual Meeting of Stockholders to be held at 200 E. Randolph Street, 77th Floor, Chicago, Illinois, on May 12, 2021, at 1:00 p.m., Central time, and at any adjournments or postponements thereof, on all matters coming before said meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and proxy statement, both dated March 26, 2021, and hereby revokes any proxy or proxies heretofore given to vote at said meeting or any adjournment thereof. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE PROXY HOLDERS CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD. ACTION TAKEN PURSUANT TO THIS PROXY CARD WILL BE EFFECTIVE AS TO ALL SHARES OF SP PLUS CORPORATION COMMON STOCK THAT YOU OWN. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” EACH OF PROPOSALS 2, 3 AND 4. THIS PROXY WILL BE VOTED, IN THE DISCRETION OF PROXY HOLDERS, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. (Continued, and to be marked, dated and signed, on the other side)